UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10255
                                                     ---------------------

                   Nuveen Dividend Advantage Municipal Fund 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31st
                                           ------------------

                  Date of reporting period: April 30th
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT April 30, 2003


                              Nuveen
                Municipal Closed-End
                     Exchange-Traded
                               Funds

                                        PERFORMANCE PLUS
                                        NPP

                                        MUNICIPAL ADVANTAGE
                                        NMA

                                        MARKET OPPORTUNITY
                                        NMO

                                        DIVIDEND ADVANTAGE
                                        NAD
                                        NXZ
                                        NZF

Photo of: 2 men and child walking.
Photo of: 2 men talking.


                         DEPENDABLE,
                     TAX-FREE INCOME
                             BECAUSE
             IT'S NOT WHAT YOU EARN,
               IT'S WHAT YOU KEEP.(R)


Logo: NUVEEN Investments

FASTER INFORMATION
 RECEIVE YOUR
       NUVEEN FUND REPORT
           ELECTRONICALLY

By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your
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Registering is easy and only takes a few minutes (see instructions at right).


--------------------------------------------------------------------------------
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No, your e-mail address is strictly confidential and will not be used for anything other than notification of shareholder information.


WHAT IF I CHANGE MY MIND AND WANT TO RECEIVE INVESTOR MATERIALS THROUGH REGULAR MAIL DELIVERY AGAIN?

If you decide you do not like receiving your reports electronically, it's a simple process to go back to regular mail delivery.
--------------------------------------------------------------------------------


IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.INVESTORDELIVERY.COM

2 Refer to the address sheet that accompanied this report. Enter the personal 13-CHARACTER ENROLLMENT NUMBER imprinted near your name.

3 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN number of your choice. (Pick a number that's easy to remember.)

4 Click Submit. Confirm the information you just entered is correct, then click Submit again.

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     back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration information or cancel internet viewing.


IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2 Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

Logo: NUVEEN Investments

Timothy R. Schwertfeger
Chairman of the Board

Photo of: Timothy R. Schwertfeger

Sidebar text: "NO ONE KNOWS WHAT THE FUTURE WILL BRING, WHICH IS WHY WE THINK A WELL-BALANCED PORTFOLIO ... IS AN IMPORTANT COMPONENT IN ACHIEVING YOUR LONG-TERM FINANCIAL GOALS."

Dear
  SHAREHOLDER

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

With interest rates at historically low levels, many have begun to wonder how fixed-income investments will perform if interest rates begin to rise. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

June 16, 2003

Nuveen Municipal Closed-End Exchange-Traded Funds
(NPP, NMA, NMO, NAD, NXZ, NZF)

Portfolio Manager's
               COMMENTS

Portfolio manager Tom Spalding reviews economic and market conditions, key investment strategies, and the recent performance of these Nuveen National Funds. A 27-year Nuveen veteran, Tom has managed NXZ since its inception in March 2001, and assumed responsibility for NPP, NMA, NMO, NAD and NZF in January 2003.



WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE PERIOD ENDED APRIL 30, 2003?

The underlying economic and market conditions have not changed much since our last shareholder report dated October 31, 2002. We believe the most influential factors shaping the U.S. economy and the municipal market during this reporting period continued to be the sluggish pace of economic growth and interest rates that remained at 40-year lows. At the same time, continued geopolitical concerns, centering on the ongoing threat of terrorism and the situation in Iraq, also had an impact during this reporting period, particularly in terms of investor sentiment.

In the municipal market, the slow economic recovery and the continued lack of inflationary pressures created conditions that helped many bonds perform well during this reporting period. As of April 2003, inflation was running at 1.5% annualized, the lowest annual rate in 37 years. Following a record year in 2002, municipal issuance nationwide remained very heavy during the first four months of 2003, with $113.5 billion in new municipal bonds coming to market, an increase of 21% over the same period in 2002. Despite the large supply of new municipal bonds, firm or improving prices indicated continued strong demand from investors. In particular, institutional investors such as property/ casualty insurance companies, hedge funds, arbitrage accounts and pension funds were active buyers in the municipal market over much of this reporting period.

HOW DID THESE FUNDS PERFORM OVER THE TWELVE-MONTH PERIOD ENDED APRIL 30, 2003?

Individual results for these Funds, as well as for appropriate benchmarks, are presented in the accompanying table.

                                 TOTAL RETURN           LEHMAN      LIPPER
           MARKET YIELD                ON NAV    TOTAL RETURN1    AVERAGE2
--------------------------------------------------------------------------
                                       1 YEAR           1 YEAR      1 YEAR
                   TAXABLE-             ENDED            ENDED       ENDED
       4/30/03  EQUIVALENT3           4/30/03          4/30/03     4/30/03
--------------------------------------------------------------------------
NPP      6.44%        9.20%            10.48%            8.49%      10.27%
--------------------------------------------------------------------------
NMA      6.74%        9.63%            11.46%            8.49%      10.27%
--------------------------------------------------------------------------
NMO      6.57%        9.39%             8.71%            8.49%      10.27%
--------------------------------------------------------------------------
NAD      6.53%        9.33%            12.44%            8.49%      10.27%
--------------------------------------------------------------------------
NXZ      6.88%        9.83%            11.38%            8.49%      10.27%
--------------------------------------------------------------------------
NZF      6.65%        9.50%            13.88%            8.49%      10.27%
--------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the twelve months ended April 30, 2003, all six of the Funds in this report outperformed the unleveraged, unmanaged Lehman Brothers Municipal Bond Index. All except NMO also outperformed their Lipper Fund peer group average.


1 The total annual returns on common share net asset value (NAV) for these Funds are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of these Nuveen Funds are compared with the average annualized return of the 58 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30%.

Much of this outperformance relative to the Lehman Index is attributable to the Funds' leveraged capital structures and to their relatively long durations4. While leverage adds volatility to a Fund, it can help enhance the amount of income paid to common shareholders, especially during a period of low short-term interest rates as was the case during the twelve-month period. The Funds' performances compared with the Lehman index also was helped by their relatively long durations. Duration is a measure of sensitivity to changes in interest rates, and, generally, the longer the duration, the more the price of an investment will react to a change in prevailing interest rates. In a time of generally declining interest rates, as was the case during much of the twelve-month period, longer duration investments would be expected to outperform shorter duration investments, all other things being equal. The durations of the six Funds as of April 30, 2003, ranged from 9.15 to 10.09, compared with 7.84 for the Lehman index.

In addition to leverage and duration, the relative performances of these Funds were influenced by factors such as call exposure, portfolio trading activity and the price movement of specific sectors and holdings. During the twelve-month period, for example, the performance of NMO was impacted by its holdings of bonds backed by American Airlines and United Air Lines. Over the past year, the market value of most airline-backed bonds fell, due in part to a decline in passenger volume and in part to the well-documented financial struggles of the industry's two largest carriers.

As of April 30, 2003, NMO held $50.1 million par value, or 4.8% of its portfolio, in airline-backed bonds, and their depreciation over the twelve-month period cost the Fund approximately 375 basis points in total return performance.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates at historically low levels, the dividend-payment capabilities of these Funds benefited from their use of leverage. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. Low short-term rates can enable the Funds to reduce the amount of income they pay MuniPreferred holders, which potentially can leave more earnings to support common share dividends. During the twelve months ended April 30, 2003, the continued low level of short-term interest rates enabled us to implement four dividend increases in NPP, NMA, and NXZ; three in NMO and NAD; and one in NZF.

Over the course of this twelve-month period, strong demand and favorable market conditions helped to



4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

boost the share prices of all six Funds. Since their NAVs also increased, NAD moved from trading at a premium to its common share net asset value to trading at a discount, while the remaining five Funds continued to trade at discounts as of April 30, 2003 (see charts on individual Performance Overview pages).

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE PERIOD ENDED APRIL 30, 2003?

Over the reporting period, we continued to place strong emphasis on diversifying the Funds' port-folios, enhancing call protection and supporting their future dividend-paying capabilities. Strategically, our main focus centered on systematically shortening the Funds' durations, which we believe will help us better control the Funds' interest rate risk over time and enhance their ability to produce consistent returns. Interest rate risk is the risk that the value of a Fund's portfolio will decline when market interest rates rise (since bond prices move in the opposite direction of interest rates). The longer the duration of a Fund's portfolio, the greater its interest rate risk.

In line with our moderated duration strategy, we concentrated on finding value in the long-intermediate part of the yield curve (i.e., bonds that mature in about 20 years). In many cases, these long-intermediate bonds were offering yields similar to those of longer bonds but, in our opinion, had less inherent interest rate risk. Over the period, the purchase of bonds in this part of the curve helped to shorten the durations of these Funds, making their portfolios less sensitive to any changes in the interest rate environment while still allowing them to provide competitive yields.

In general, the heavy issuance in the municipal market over the past year provided us with increased opportunities to purchase the types of bond structures that we favor. We also continued to look for individual issues that we believed would perform well regardless of the future direction of interest rates. Overall, we emphasized undervalued sectors of the market and geographical areas with healthy levels of issuance, such as Texas and Florida. All six Funds also maintained substantial weightings in healthcare bonds, the top performing group among the Lehman revenue sectors for the twelve months ended April 30, 2003.

Each of these Funds held modest positions (less than 5% of its portfolio) in bonds backed by the 1998 Master Tobacco Settlement Agreement. Over the past five years, fourteen states, the

District of Columbia, Puerto Rico, Guam, New York City, and individual counties in California and New York have issued almost $20 billion of tobacco securitization bonds backed by this agreement. In recent months, the prices of these bonds weakened as the result of lawsuits involving the major tobacco companies as well as the increased issuance of such bonds by states planning to use the proceeds to help close budget gaps. Although the sector as a whole produced negative returns over the twelve-month period, tobacco bonds showed some recovery toward the end of the period.

Given the current geopolitical and economic climate, we believe that maintaining strong credit quality remains a vital requirement, and we continued to emphasize higher rated and insured bonds in our purchases for the Funds. As of April 30, 2003, each of these Funds offered excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 69% to 84%. In general, our weightings in higher quality and insured bonds benefited the performance of these Funds during the twelve-month period.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?

We think new issuance volume should remain strong, as issuers continue to take advantage of the low rate environment. Adding to our expec tations for continued strong issuance are the budget deficits affecting many states, and their continued need to raise money for infrastructure, education and healthcare needs. Over coming months, we will continue to closely monitor the states' budgetary situations to watch for any potential impact on credit ratings.

Looking at the bond call exposure, we believe these Funds offer good levels of call protection during the remainder of 2003 and through 2004. As of April 30, 2003, the percentage of bonds eligible for calls ranged from 1% in NZF to 14% in NPP during 2003 and 2004. The number of actual calls during this time will depend largely on market interest rates and the specific situations of individual issuers.

In the coming months, our primary goal will continue to be moderating the Funds' durations. In addition, we plan to watch for opportunities to purchase or swap for issues that we perceive to be under-valued, particularly in sectors of the market that have recently underperformed. The expected strong supply of new bonds should help us in this effort.

Nuveen Performance Plus Municipal Fund, Inc.

Performance
   OVERVIEW As of April 30, 2003


NPP

Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED                    67%
AA                                     15%
A                                      11%
BBB                                     3%
NR                                      3%
BB OR LOWER                             1%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.82
--------------------------------------------------
Common Share Net Asset Value                $15.68
--------------------------------------------------
Market Yield                                 6.44%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.20%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $939,552
--------------------------------------------------
Average Effective Maturity (Years)           18.10
--------------------------------------------------
Leverage-Adjusted Duration                    9.63
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 6/89)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        11.18%        10.48%
--------------------------------------------------
5-Year                         5.59%         6.97%
--------------------------------------------------
10-Year                        5.83%         6.77%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
U.S. Guaranteed                                14%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                       0.0745
6/02                       0.076
7/02                       0.076
8/02                       0.076
9/02                       0.077
10/02                      0.077
11/02                      0.077
12/02                      0.078
1/03                       0.078
2/03                       0.078
3/03                       0.0795
4/03                       0.0795


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                     14.3
                           14.29
                           13.96
                           14.08
                           14.13
                           14.29
                           14.33
                           14.57
                           14.76
                           14.73
                           14.71
                           14.98
                           14.64
                           14.85
                           14.97
                           14.77
                           14.75
                           14.84
                           14.93
                           14.88
                           14.96
                           15.05
                           15.08
                           14.9
                           13.98
                           14.16
                           14.4
                           14.29
                           14.12
                           13.77
                           13.95
                           14.01
                           13.86
                           13.86
                           14.15
                           14.3
                           13.98
                           14.02
                           14.16
                           14.34
                           14.27
                           14.16
                           14.15
                           14.43
                           14.48
                           14.45
                           14.28
                           14.46
                           14.42
                           14.5
                           14.59
4/30/03                    14.68


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.0254 per share.

Nuveen Municipal Advantage Fund, Inc.

Performance
   OVERVIEW As of April 30, 2003


NMA

Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED                    59%
AA                                     16%
A                                      11%
BBB                                    13%
BB OR LOWER                             1%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.32
--------------------------------------------------
Common Share Net Asset Value                $15.74
--------------------------------------------------
Market Yield                                 6.74%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.63%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $676,349
--------------------------------------------------
Average Effective Maturity (Years)           19.48
--------------------------------------------------
Leverage-Adjusted Duration                    9.16
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 12/89)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        11.84%        11.46%
--------------------------------------------------
5-Year                         6.32%         7.02%
--------------------------------------------------
10-Year                        6.18%         6.85%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Housing/Single Family                          14%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                       0.0785
6/02                       0.0805
7/02                       0.0805
8/02                       0.0805
9/02                       0.082
10/02                      0.082
11/02                      0.082
12/02                      0.0835
1/03                       0.0835
2/03                       0.0835
3/03                       0.086
4/03                       0.086



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                     14.79
                           14.69
                           14.61
                           14.64
                           14.68
                           14.91
                           14.98
                           14.97
                           15.11
                           15.2
                           15.4
                           15.3
                           15.12
                           15.23
                           15.54
                           15.27
                           15.28
                           15.48
                           15.46
                           15.5
                           15.53
                           15.55
                           15.57
                           15.38
                           14.5
                           14.33
                           14.65
                           14.78
                           14.44
                           14.32
                           14.35
                           14.58
                           14.39
                           14.33
                           14.7
                           14.75
                           14.48
                           14.56
                           14.75
                           14.75
                           14.8
                           14.79
                           14.83
                           14.91
                           15.02
                           15
                           14.72
                           15
                           15.04
                           14.97
                           15
4/30/03                    15.18


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.0733 per share.

Nuveen Municipal Market Opportunity Fund, Inc.

Performance
   OVERVIEW As of April 30, 2003


NMO

Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED                    63%
AA                                     12%
A                                      17%
BBB                                     5%
NR                                      1%
BB OR LOWER                             2%

PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.42
--------------------------------------------------
Common Share Net Asset Value                $15.01
--------------------------------------------------
Market Yield                                 6.57%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.39%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $683,693
--------------------------------------------------
Average Effective Maturity (Years)           19.00
--------------------------------------------------
Leverage-Adjusted Duration                    9.15
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/90)
--------------------------------------------------
                         ON SHARE PRICE     ON NAV
--------------------------------------------------
1-Year                       7.92%           8.71%
--------------------------------------------------
5-Year                       4.69%           5.58%
--------------------------------------------------
10-Year                      5.29%           6.08%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         22%
--------------------------------------------------
Transportation                                 17%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
U.S. Guaranteed                                 9%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/02                       0.076
6/02                       0.077
7/02                       0.077
8/02                       0.077
9/02                       0.078
10/02                      0.078
11/02                      0.078
12/02                      0.078
1/03                       0.078
2/03                       0.078
3/03                       0.079
4/03                       0.079



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                     14.37
                           14.36
                           14.2
                           14.32
                           14.3
                           14.41
                           14.48
                           14.36
                           14.62
                           14.71
                           14.64
                           14.62
                           14.56
                           14.71
                           15.03
                           14.85
                           14.65
                           14.96
                           14.84
                           14.92
                           14.85
                           14.95
                           14.89
                           14.78
                           13.78
                           13.77
                           13.83
                           14.07
                           13.8
                           13.57
                           13.68
                           13.8
                           13.6
                           13.63
                           13.87
                           13.99
                           13.54
                           13.72
                           13.75
                           13.92
                           13.89
                           13.89
                           13.82
                           14.05
                           14.08
                           14.05
                           13.94
                           14.1
                           14.15
                           14.1
                           14.19
4/30/03                    14.19

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

Nuveen Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of April 30, 2003


NAD


Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED                    64%
AA                                     12%
A                                       6%
BBB                                     3%
NR                                     11%
BB OR LOWER                             4%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.08
--------------------------------------------------
Common Share Net Asset Value                $15.32
--------------------------------------------------
Market Yield                                 6.53%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.33%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $600,979
--------------------------------------------------
Average Effective Maturity (Years)           17.59
--------------------------------------------------
Leverage-Adjusted Duration                    9.53
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/99)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         9.25%        12.44%
--------------------------------------------------
Since Inception                6.58%         8.25%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/02                       0.0775
6/02                       0.0795
7/02                       0.0795
8/02                       0.0795
9/02                       0.081
10/02                      0.081
11/02                      0.081
12/02                      0.082
1/03                       0.082
2/03                       0.082
3/03                       0.082
4/03                       0.082



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                     14.81
                           14.65
                           14.81
                           14.82
                           14.76
                           14.97
                           14.96
                           14.82
                           15.07
                           15.1
                           15.03
                           14.99
                           15
                           15.2
                           15.25
                           14.9
                           15.03
                           15.2
                           15.41
                           15.2
                           15.2
                           15.46
                           15.7
                           15.07
                           14.47
                           14.45
                           14.51
                           14.5
                           14.46
                           14.34
                           14.29
                           14.4
                           14.38
                           14.4
                           14.61
                           14.95
                           14.29
                           14.5
                           14.57
                           14.79
                           14.92
                           14.87
                           14.98
                           15
                           15.04
                           14.93
                           14.48
                           14.74
                           14.75
                           14.84
                           14.87
4/30/03                    14.95

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

Nuveen Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of April 30, 2003



NXZ

Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED                    57%
AA                                     12%
A                                      18%
BBB                                     6%
NR                                      1%
BB OR LOWER                             6%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.74
--------------------------------------------------
Common Share Net Asset Value                $15.22
--------------------------------------------------
Market Yield                                 6.88%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.83%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $445,540
--------------------------------------------------
Average Effective Maturity (Years)           25.98
--------------------------------------------------
Leverage-Adjusted Duration                    9.87
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        11.77%        11.38%
--------------------------------------------------
Since Inception                5.49%         9.29%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     22%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
Housing/Single Family                           8%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                       0.0755
6/02                       0.077
7/02                       0.077
8/02                       0.077
9/02                       0.079
10/02                      0.079
11/02                      0.079
12/02                      0.0815
1/03                       0.0815
2/03                       0.0815
3/03                       0.0845
4/03                       0.0845


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                     14.18
                           14.22
                           14.23
                           13.96
                           14.19
                           14.2
                           14.26
                           14.3
                           14.28
                           14.49
                           14.44
                           14.75
                           14.4
                           14.69
                           14.6
                           14.79
                           14.56
                           14.52
                           14.69
                           14.78
                           14.78
                           14.88
                           14.94
                           14.31
                           14.15
                           13.76
                           14
                           14.15
                           13.83
                           13.54
                           13.72
                           14.08
                           13.89
                           13.77
                           14.25
                           14.21
                           14.21
                           13.98
                           14.15
                           14.23
                           14.41
                           14.21
                           14.2
                           14.44
                           14.55
                           14.38
                           14.31
                           14.56
                           14.65
                           14.55
                           14.58
4/30/03                    14.65


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains and net ordinary income distribution in December 2002 of $0.0093 per share.

Nuveen Dividend Advantage Municipal Fund 3

Performance
   OVERVIEW As of April 30, 2003


NZF

Pie Chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED                    73%
AA                                     11%
A                                       7%
BBB                                     3%
NR                                      4%
BB OR LOWER                             2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.08
--------------------------------------------------
Common Share Net Asset Value                $14.95
--------------------------------------------------
Market Yield                                 6.65%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.50%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $602,748
--------------------------------------------------
Average Effective Maturity (Years)           22.04
--------------------------------------------------
Leverage-Adjusted Duration                   10.09
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 9/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.51%        13.88%
--------------------------------------------------
Since Inception                2.18%         9.01%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 17%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
Water and Sewer                                12%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/02                       0.0755
6/02                       0.0755
7/02                       0.0755
8/02                       0.0755
9/02                       0.0755
10/02                      0.0755
11/02                      0.0755
12/02                      0.0755
1/03                       0.0755
2/03                       0.0755
3/03                       0.078
4/03                       0.078



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                     13.75
                           14.1
                           13.94
                           13.79
                           13.96
                           14.18
                           13.71
                           13.83
                           14.12
                           14.23
                           14.35
                           14.37
                           13.8
                           14.23
                           14.38
                           14.18
                           14.15
                           14.32
                           14.38
                           14.32
                           14.29
                           14.41
                           14.46
                           14.2
                           13.38
                           13.3
                           13.62
                           13.63
                           13.37
                           13.23
                           13.26
                           13.55
                           13.19
                           13.05
                           13.49
                           13.62
                           13.35
                           13.44
                           13.62
                           13.74
                           13.85
                           13.73
                           13.55
                           13.73
                           13.92
                           13.73
                           13.57
                           13.82
                           13.97
                           13.85
                           13.93
4/30/03                    14.07


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

                            Nuveen Performance Plus Municipal Fund, Inc. (NPP)
                            Portfolio of
                                   INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 1.6%

$       3,615   Alabama Water Pollution Control Authority, Revolving Fund Loan        8/05 at 100.00         AAA        $ 4,022,627
                 Bonds, Series 1994, 6.750%, 8/15/17 - AMBAC Insured

                Jefferson County, Alabama, Sewer Revenue Refunding Warrants,
                Series 1997A:
        5,075    5.625%, 2/01/22 - FGIC Insured                                       2/07 at 101.00         AAA          5,625,739
        5,325    5.375%, 2/01/27 - FGIC Insured                                       2/07 at 100.00         AAA          5,689,017


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.4%

        1,000   Arizona Transportation Board, Highway Revenue Bonds,                  7/12 at 100.00         AAA          1,068,560
                 Series 2002B, 5.250%, 7/01/22

                Phoenix Civic Improvement Corporation, Arizona, Airport Revenue
                Bonds, Series 2002B, Senior Lien:
        5,365    5.750%, 7/01/15 (Alternative Minimum Tax) - FGIC Insured             7/12 at 100.00         AAA          6,064,060
        5,055    5.750%, 7/01/16 (Alternative Minimum Tax) - FGIC Insured             7/12 at 100.00         AAA          5,676,563


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 11.7%

       11,000   Anaheim Public Financing Authority, California, Subordinate             No Opt. Call         AAA          4,700,520
                 Lease Revenue Bonds, Anaheim Public  Improvements
                 Project, 1997 Series C, 0.000%, 9/01/20 - FSA Insured

        6,435   State of California, General Obligation Bonds, Series 2002              No Opt. Call         AAA          7,748,705
                Refunding, 6.000%, 4/01/16 - AMBAC Insured

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        4,000    6.000%, 5/01/15                                                      5/12 at 101.00          A3          4,616,360
        2,500    5.375%, 5/01/22                                                      5/12 at 101.00          A3          2,626,300

       10,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A-          8,862,500
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.750%, 6/01/39

        1,000   Mt. Diablo Hospital District, California, Insured Hospital           12/03 at 102.00         AAA          1,038,390
                 Revenue Bonds, 1993 Series A, 5.125%, 12/01/23 -
                 AMBAC Insured

       13,450   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         17,781,034
                 County, California, Revenue Refunding Bonds, Project No. 1,
                 Series 1995, 7.200%, 8/01/17 - MBIA Insured

       20,420   Community Redevelopment Agency of the City of Palmdale,                 No Opt. Call         AAA         24,130,927
                 California, Residential Mortgage Revenue Refunding Bonds,
                 1991 Series A, 7.150%, 2/01/10

        2,325   Community Redevelopment Agency of the City of Palmdale,                 No Opt. Call         AAA          3,263,300
                 California, Restructured Single Family Mortgage Revenue
                 Bonds, Series 1986D, 8.000%, 4/01/16 (Alternative
                 Minimum Tax)

       10,000   San Bernardino County, California, Certificates of Participation,     8/05 at 102.00         AAA         11,122,300
                 Series 1995, Medical Center Financing Project,
                 5.500%, 8/01/15 (Pre-refunded to 8/01/05) - MBIA Insured

        2,000   Airports Commission of the City and County of San Francisco,          5/09 at 101.00         AAA          2,063,560
                 California, Second Series Revenue Bonds, San Francisco
                 International Airport, Issue 23B, 5.125%, 5/01/30 -
                 FGIC Insured

        2,000   Airports Commission of the City and County of San Francisco,          5/11 at 100.00         AAA          2,074,380
                 California, Second Series Revenue Refunding Bonds, San
                 Francisco International Airport, Issue 27B, 5.125%, 5/01/26 -
                 FGIC Insured

       15,745   Walnut Valley Unified School District, Los Angeles County,            8/11 at 103.00         AAA         19,806,738
                 California, General Obligation Refunding Bonds, Series 1997A,
                 7.200%, 2/01/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 0.5%

        4,925   City and County of Denver, Colorado, Airport System Revenue          11/07 at 101.00         AAA          5,085,604
                 Bonds, Series 1997E, 5.250%, 11/15/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.7%

        6,985   District of Columbia Tobacco Settlement Financing Corporation,        5/11 at 101.00          A-          6,423,057
                 Tobacco Settlement Asset-Backed Bonds, Series 2001,
                 6.250%, 5/15/24


                                       12

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                FLORIDA - 4.5%

$       1,700   Beacon Tradeport Community Development District,                      5/12 at 102.00          AA        $ 1,812,064
                 Miami-Dade County, Florida, Special Assessment Bonds,
                 Series 2002A, Commercial Project, 5.625%, 5/01/32 -
                 RAAI Insured

                Housing Finance Authority of Broward County, Florida,
                Multifamily Housing Revenue Bonds, Venice Homes Apartments
                Project, Series 2001A:
        1,545    5.700%, 1/01/32 (Alternative Minimum Tax) - FSA Insured              7/11 at 100.00         AAA          1,594,934
        1,805    5.800%, 1/01/36 (Alternative Minimum Tax) - FSA Insured              7/11 at 100.00         AAA          1,872,308

        4,330   Florida Housing Finance Corporation, Homeowner Mortgage               1/10 at 100.00         AAA          4,598,200
                 Revenue Bonds, 2000 Series 11, 5.850%, 1/01/22 (Alternative
                 Minimum Tax) - FSA Insured

       10,050   State of Florida, Full Faith and Credit, State Board of Education,    6/10 at 101.00         AA+         11,314,692
                 Public Education Capital Outlay Refunding Bonds,
                 1999 Series D, 5.750%, 6/01/22

        7,000   Hillsborough County Aviation Authority, Florida, Tampa               10/13 at 100.00         AAA          7,477,680
                 International Airport Revenue Bonds, Series 2003A,
                 5.250%, 10/01/17 (Alternative Minimum Tax) - MBIA Insured

       10,750   Martin County Industrial Development Authority, Florida,             12/04 at 102.00        BBB-         11,274,063
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration, L.P. Project, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

        2,570   Housing Finance Authority of Miami-Dade County, Florida,              6/11 at 100.00         AAA          2,730,574
                 Multifamily Mortgage Revenue Bonds, Series 2001-1A,
                 Country Club Villas II Project, 5.850%, 1/01/37 (Alternative
                 Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 3.2%

        4,920   City of Atlanta, Georgia, Airport General Revenue and Refunding       1/10 at 101.00         AAA          5,359,405
                 Bonds, Series 2000A, 5.600%, 1/01/30 - FGIC Insured

        5,000   City of Atlanta, Georgia, Water and Wastewater Revenue                  No Opt. Call         AAA          5,711,550
                 Bonds, Series 1999A, 5.500%, 11/01/22 - FGIC Insured

        2,000   George L. Smith II World Congress Center Authority, Georgia,          7/10 at 101.00         AAA          2,127,600
                 Refunding Revenue Bonds, Domed Stadium Project,
                 Series 2000, 5.500%, 7/01/20 (Alternative Minimum Tax) -
                 MBIA Insured

          930   Georgia Housing and Finance Authority, Home Ownership                 6/03 at 101.00         AA+            948,154
                 Opportunity Program Bonds, Series 1992A, 6.875%, 12/01/20
                 (Alternative Minimum Tax) (Pre-refunded to 6/01/03)

       15,000   Private Colleges and Universities Authority, Georgia, Revenue        11/09 at 101.00          AA         16,323,000
                 Bonds, Emory University Project, Series 1999A,
                 5.500%, 11/01/25


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.3%

        1,390   Idaho Housing and Finance Association, Single Family                  7/10 at 100.00         Aa2          1,503,396
                 Mortgage Bonds, 2000 Series G2, 5.950%, 7/01/25
                 (Alternative Minimum Tax)

        1,210   Idaho Housing and Finance Association, Single Family                  1/10 at 100.00          A1          1,292,522
                 Mortgage Bonds, 2000 Series D, 6.200%, 7/01/14
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 20.2%

        3,000   City of Chicago, Illinois, General Obligation Library Bonds,          1/08 at 102.00         AAA          3,418,650
                 Series 1997, 5.750%, 1/01/17 - FGIC Insured

                City of Chicago, Illinois, General Obligation Bonds, City
                Colleges of Chicago Capital Improvement Project, Series 1999:
       32,170    0.000%, 1/01/21 - FGIC Insured                                         No Opt. Call         AAA         13,258,544
       32,670    0.000%, 1/01/22 - FGIC Insured                                         No Opt. Call         AAA         12,643,617

       10,000   Chicago School Reform Board of Trustees of the Board of                 No Opt. Call         AAA          4,458,500
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds, Dedicated Tax Revenues,
                 Series 1998A, 0.000%, 12/01/19 - FGIC Insured

       10,000   Chicago School Reform Board of Trustees of the Board of                 No Opt. Call         AAA          4,188,600
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds, Dedicated Tax Revenues,
                 Series 1999A, 0.000%, 12/01/20 - FGIC Insured

        9,145   City of Chicago, Illinois, Chicago Midway Airport Revenue             1/07 at 101.00         AAA          9,794,204
                 Bonds, Series 1996A, 5.500%, 1/01/29 - MBIA Insured

                Forest Preserve District of DuPage County, Illinois, General
                Obligation Limited Tax Bonds, Series 2000:
        8,000    0.000%, 11/01/18                                                       No Opt. Call         AAA          3,828,960
       15,285    0.000%, 11/01/19                                                       No Opt. Call         AAA          6,853,488

        3,500   Illinois Development Finance Authority, Pollution Control             3/05 at 102.00         AAA          3,883,215
                 Refunding Revenue Bonds, Commonwealth Edison Company
                 Project, Series 1994D, 6.750%, 3/01/15 - AMBAC Insured


                                       13


                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$      10,000   Illinois Educational Facilities Authority, Adjustable Demand         12/03 at 102.00         AAA        $10,468,800
                 Revenue Bonds, University of Chicago, Series 1985
                 Remarketed, 5.700%, 12/01/25 (Pre-refunded to 12/01/03)

       12,910   Illinois Health Facilities Authority, Revenue Bonds,                  8/04 at 102.00         AA+         13,331,253
                 Series 1994A, Northwestern Memorial Hospital,
                 6.000%, 8/15/24

        3,480   Illinois Health Facilities Authority, Revenue Refunding Bonds,        8/09 at 101.00          A-          3,607,403
                 Series 1999, Silver Cross Hospital and Medical Centers,
                 5.250%, 8/15/15

        4,580   Illinois Health Facilities Authority, Revenue Bonds,                  8/10 at 102.00         Aaa          4,944,843
                 GNMA Collateralized, Series 2000, Midwest Care
                 Center IX, 6.250%, 8/20/35

        3,000   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/13 at 100.00          A-          3,159,570
                 Hospital, Series 2003, 6.000%, 7/01/33

        4,415   Illinois Health Facilities Authority, Revenue Refunding Bonds,        7/03 at 100.00         BB+          4,414,205
                 Series 1991, Proctor Community Hospital Project,
                 7.375%, 1/01/23

        3,700   Village of Libertyville, Illinois, Affordable Housing Revenue        11/09 at 100.00          A2          3,802,749
                 Bonds, Series 1999A, Liberty Towers Project,
                 7.000%, 11/01/29 (Alternative Minimum Tax)

        6,000   McHenry County, Illinois, Conservation District General               2/11 at 100.00         AAA          6,566,580
                 Obligation Bonds, Series 2001A, 5.625%, 2/01/21 -
                 FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
        9,400    0.000%, 12/15/18 - MBIA Insured                                        No Opt. Call         AAA          4,472,896
       16,570    0.000%, 12/15/20 - MBIA Insured                                        No Opt. Call         AAA          6,939,185
       23,550    0.000%, 12/15/22 - MBIA Insured                                        No Opt. Call         AAA          8,681,708
       13,000    0.000%, 12/15/24 - MBIA Insured                                        No Opt. Call         AAA          4,238,780

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Refunding Bonds, Series 1998A:
        5,180    5.500%, 12/15/23 - FGIC Insured                                        No Opt. Call         AAA          5,935,503
        5,100    5.500%, 12/15/23 - FGIC Insured                                        No Opt. Call         AAA          5,828,841

       10,650   Metropolitan Pier and Exposition Authority, Illinois, McCormick         No Opt. Call         AAA         14,296,240
                 Place Hospitality Facilities Revenue Bonds, Series 1996A,
                 7.000%, 7/01/26

       17,865   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA         20,966,543
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1999, 5.750%, 6/01/23 - FSA Insured

        6,090   Sherman, Illinois, Mortgage Revenue Bonds, Villa Vianney,            10/09 at 102.00         AAA          6,667,027
                 GNMA Series 1999 Refunding, 6.450%, 10/01/29


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 6.9%

        5,000   Fort Wayne South Side School Building Corp., Allen County,            1/04 at 102.00         AAA          5,277,200
                 Indiana, First Mortgage Bonds, Series 1994, 6.125%, 1/15/12
                 (Pre-refunded to 1/15/04) - MBIA Insured

        5,250   Indiana Bond Bank, State Revolving Fund Program Bonds,                2/04 at 102.00         AAA          5,526,150
                 Series 1994A, Guarantee Revenue, 6.000%, 2/01/16

       14,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/10 at 101.50         AAA         14,720,720
                 Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/30 - MBIA Insured

                Indiana Health Facility Financing Authority, Revenue Bonds,
                Series 1997, Ancilla Systems Incorporated Obligated Group:
       15,380    5.250%, 7/01/17 - MBIA Insured                                       7/07 at 101.00         AAA         17,027,967
        2,250    5.250%, 7/01/22 - MBIA Insured                                       7/07 at 101.00         AAA          2,420,505
        4,320    5.250%, 7/01/22 - MBIA Insured                                       7/07 at 101.00         AAA          4,647,370

        8,000   Indiana Transportation Finance Authority, Highway Revenue            12/10 at 100.00          AA          8,582,960
                 Bonds, Series 2000, 5.375%, 12/01/25

        5,730   Michigan City School Building Corporation, First Mortgage            12/04 at 102.00         AAA          6,294,692
                 Bonds, LaPorte and Porter Counties, Indiana, Series 1994A,
                 6.125%, 12/15/09 (Pre-refunded to 12/15/04) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.4%

          295   Iowa Finance Authority, Single Family Mortgage Revenue Bonds,         5/03 at 100.00         Aaa            295,510
                 1988 Issue B, GNMA Mortgage-Backed Securities Program,
                 8.250%, 5/01/20 (Alternative Minimum Tax)

        5,000   Tobacco Settlement Authority, Iowa, Tobacco Settlement                6/11 at 101.00          A-          3,787,350
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.9%

$       5,790   Sedgwick County Unified School District No. 259, Wichita,             9/10 at 100.00          AA        $ 5,395,122
                 Kansas, General Obligation Bonds, Series 2000, 3.500%, 9/01/17

        3,200   Unified School District No. 500, County of Wyandotte, Kansas,         9/11 at 100.00         AAA          3,007,232
                 General Obligation School Bonds, Series 2001,
                 4.000%, 9/01/21 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.5%

        3,700   Louisville and Jefferson Counties Metropolitan Sewer District,        5/07 at 101.00         AAA          4,252,854
                 Commonwealth of Kentucky, Sewer and Drainage System
                 Revenue Bonds, Series 1997A, 6.250%, 5/15/26 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 7.4%

        3,075   East Baton Rouge Mortgage Finance Authority, Louisiana,              10/07 at 102.00         Aaa          3,232,009
                 Single Family Mortgage Revenue Refunding Bonds, GNMA
                 and FNMA Mortgage-Backed Securities Program,
                 Series 1997B-1, 5.750%, 10/01/26

       35,700   Louisiana Stadium and Exposition District, Hotel Occupancy            7/06 at 102.00         AAA         40,848,654
                 Tax Bonds, Series 1996, 5.750%, 7/01/26 (Pre-refunded
                 to 7/01/06) - FGIC Insured

        5,630   New Orleans Housing Development Corporation, Louisiana,               6/03 at 100.00         AAA          5,639,177
                 Multifamily Housing Revenue Refunding Bonds,
                 Series 1990A, Curran Place Apartments - Fannie Mae
                 Collateralized, 7.700%, 8/01/23

        6,500   Shreveport, Louisiana, Water and Sewer Revenue Bonds,                 6/03 at 103.00         AAA          6,719,310
                 Series 1986A, 5.950%, 12/01/14 (Pre-refunded to 6/01/03) -
                 FGIC Insured

                Tobacco Settlement Financing Corporation, Louisiana,
                Asset-Backed Bonds, Series 2001B:
       10,000    5.500%, 5/15/30                                                      5/11 at 101.00          A-          8,082,600
        6,250    5.875%, 5/15/39                                                      5/11 at 101.00          A-          4,905,750


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.8%

        7,330   Maine State Housing Authority, Mortgage Purchase Bonds,               2/04 at 102.00         AA+          7,505,040
                 1994 Series A, 5.700%, 11/15/26


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.8%

        1,370   Community Development Administration, Maryland Department             9/10 at 100.00         Aa2          1,450,994
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series H, 5.800%, 9/01/32 (Alternative Minimum Tax)

        7,720   Maryland Transportation Authority, Baltimore-Washington               3/12 at 101.00         AAA          8,038,218
                 International Airport, Parking Revenue Bonds, Series 2002B,
                 5.125%, 3/01/20 (Alternative Minimum Tax) - AMBAC Insured

        7,475   Housing Opportunities Commission of Montgomery County,                7/04 at 102.00          A2          7,718,162
                 Maryland, Multifamily Housing Revenue Bonds, 1994 Series A,
                 6.250%, 7/01/28

        7,090   City of Takoma Park, Maryland, Hospital Facilities Refunding            No Opt. Call         AAA          8,655,968
                 and Improvement Revenue Bonds, Washington Adventist
                 Hospital, Series 1995, 6.500%, 9/01/12 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.3%

        2,150   Massachusetts Educational Financing Authority, Education Loan        12/09 at 101.00         AAA          2,387,876
                 Revenue and Refunding Bonds, Issue G, Series 2000A,
                 5.700%, 12/01/11 (Alternative Minimum Tax) - MBIA Insured

                Massachusetts Municipal Wholesale Electric Company, Power Supply
                System Revenue Bonds, 1987 Series A:
           35    8.750%, 7/01/18 (Pre-refunded to 7/01/03)                            7/03 at 100.00         Aaa             35,450
           70    8.750%, 7/01/18 (Pre-refunded to 1/01/04)                            1/04 at 100.00         Aaa             73,548
           70    8.750%, 7/01/18 (Pre-refunded to 7/01/04)                            7/04 at 100.00         Aaa             76,156
           35    8.750%, 7/01/18 (Pre-refunded to 7/01/05)                            7/05 at 100.00         Aaa             39,239
           35    8.750%, 7/01/18 (Pre-refunded to 7/01/05)                            7/05 at 100.00         Aaa             40,448

        2,500   Commonwealth of Massachusetts, General Obligation Bonds,             11/12 at 100.00         Aa2          2,615,150
                 Consolidated Loan, Series 2002C, 5.250%, 11/01/30

        5,000   Commonwealth of Massachusetts, General Obligation Bonds,              1/13 at 100.00         AAA          5,349,800
                 Consolidated Loan, Series 2002E, 5.250%, 1/01/22 -
                 FGIC Insured

                Massachusetts Development Finance Authority, Revenue Bonds, 100
                Cambridge Street Redevelopment, MSRB Project, 2002 Series A:
        4,000    5.125%, 8/01/28 - MBIA Insured                                       2/12 at 100.00         AAA          4,124,880
        5,000    5.125%, 2/01/34 - MBIA Insured                                       2/12 at 100.00         AAA          5,142,000

        1,420   Massachusetts Health and Educational Facilities Authority,            7/08 at 101.00         Aaa          1,401,810
                 Revenue Bonds, Southcoast Health System Obligated
                 Group Issue, Series A, 4.750%, 7/01/27 - MBIA Insured


                                       15


                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS (continued)

$       8,500   Route 3 North Transportation Improvements Association,                6/10 at 100.00         AAA        $ 9,761,400
                 Commonwealth of Massachusetts, Lease Revenue Bonds,
                 Series 2000, 5.375%, 6/15/33 (Pre-refunded to 6/15/10) -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.4%

       17,000   School District of the City of Birmingham, County of Oakland,        11/07 at 100.00         AAA         17,119,850
                 Michigan, School Building and Site Bonds, Series 1998,
                 4.750%, 11/01/24 - FSA Insured

        3,000   City of Detroit, Michigan, Water Supply System Revenue                7/07 at 101.00         AAA          3,087,120
                 Bonds, Senior Lien, Series 1997-A, 5.000%, 7/01/21 -
                 MBIA Insured

        3,935   Grand Rapids Housing Corporation, Michigan, Multifamily               1/04 at 104.00         AAA          4,084,609
                 Revenue Refunding Bonds, Series 1992, FHA-Insured
                 Mortgage Loan - Section 8 Assisted Elderly Project,
                 7.375%, 7/15/41

        4,030   City of Hancock Hospital Finance Authority, Michigan,                 8/08 at 100.00         AAA          4,150,416
                 FHA-Insured Mortgage Hospital Revenue Bonds, Portage
                 Health System, Inc., Series 1998, 5.450%, 8/01/47 -
                 MBIA Insured

        1,000   State Building Authority, Michigan, 2001 Revenue Refunding           10/11 at 100.00         AA+          1,033,770
                 Bonds, Series I, Facilities Program,  5.000%, 10/15/24

        7,115   Michigan State Hospital Finance Authority, Hospital Revenue           3/13 at 100.00          A1          7,590,495
                 Bonds, Henry Ford Health System, Series 2003A Refunding,
                 5.500%, 3/01/16

        3,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue         9/09 at 102.00         AAA          3,142,170
                 Bonds, Detroit Edison Company Pollution Control Project,
                 Collateralized Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax) - MBIA Insured

       10,000   Charter County of Wayne, Michigan, Detroit Metropolitan              12/08 at 101.00         AAA         10,588,900
                 Wayne County Airport, Airport Revenue Bonds, Series 1998A,
                 5.375%, 12/01/16 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 6.9%

        7,475   Dakota County Community Development Agency, Minnesota,                2/12 at 102.00         Aaa          7,879,921
                 Multifamily Senior Housing Revenue Bonds, Series 2002A,
                 GNMA Collateralized Mortgage Loan, Wingate Project,
                 5.625%, 8/20/43

        1,475   Dakota County Housing and Redevelopment Authority,                    4/04 at 102.00         AAA          1,491,402
                 Minnesota, Single Family Mortgage Revenue  Bonds, Fannie
                 Mae Mortgage-Backed Securities Program, Series 1994A,
                 6.900%, 10/01/27 (Alternative Minimum Tax)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          3,151,320
                 Minnesota, Subordinate Airport Revenue Bonds,
                 Series 2001C, 5.250%, 1/01/26 - FGIC Insured

       18,020   Plymouth, Minnesota, Multifamily Senior Housing Revenue               3/12 at 105.00         Aaa         18,547,445
                 Bonds, Series 2002A, GNMA Collateralized Mortgage Loan,
                 Regent at Plymouth Project, 4.090%, 9/20/43

       22,355   Housing and Redevelopment Authority of the City of                   11/15 at 103.00         AAA         28,278,404
                 St. Paul, Minnesota, Sales Tax Revenue Refunding Bonds,
                 Civic Center Project, Series 1996, 7.100%, 11/01/23 -
                 FSA Insured

        5,285   Housing and Redevelopment Authority of the City of St. Paul,          3/05 at 102.60         Aaa          5,584,607
                 Minnesota, Single Family Mortgage Revenue Refunding
                 Bonds, Middle Income Program, Phase II FNMA
                 Mortgage-Backed Securities Program, Series 1995,
                 6.800%, 3/01/28


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.0%

        9,750   Mississippi Business Finance Corporation, Pollution Control          10/03 at 102.00        BBB-          9,612,720
                 Revenue Refunding Bonds, System Energy Resources, Inc.
                 Project, Series 1998, 5.875%, 4/01/22


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.5%

        2,000   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          2,056,380
                 Agency, Metrolink Cross County Extension Project, Mass
                 Transit Sales Tax Appropriation Bonds, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured

        6,350   Kansas City, Missouri, General Improvement Airport Revenue            9/12 at 100.00         AAA          6,944,868
                 Bonds, Series 2003B, 5.250%, 9/01/17 - FGIC Insured

          855   Missouri Housing Development Commission, Single Family                5/03 at 100.00         AAA            856,471
                 Mortgage Revenue Bonds, GNMA Mortgage-Backed
                 Securities Program, 1988 Series A, 8.300%, 5/01/19
                 (Alternative Minimum Tax)

        3,740   Health and Educational Facilities Authority of Missouri,              6/11 at 101.00         AAA          3,872,059
                 Revenue Bonds, SSM Health Care, Series 2001A,
                 5.250%, 6/01/28 - AMBAC Insured


                                       16

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MONTANA - 1.2%

$       2,140   Montana Board of Housing, Single Family Program Bonds,                6/07 at 101.50         AA+        $ 2,248,605
                 1997 Series A, 6.150%, 6/01/30 (Alternative Minimum Tax)

        3,660   Montana Board of Housing, Single Family Program Bonds,               12/09 at 100.00         AA+          3,928,205
                 2000 Series A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        4,795   Montana Higher Education Student Assistance Corporation,             12/08 at 101.00          A2          4,935,446
                 Student Loan Revenue Bonds, Subordinate Series 1998B,
                 5.500%, 12/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.4%

        3,620   Nebraska Investment Finance Authority, Single Family Housing          9/10 at 100.00         AAA          3,831,806
                 Revenue Bonds, 2000 Series E, 5.850%, 9/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 2.6%

       10,900   Clark County School District, Nevada, General Obligation Bonds,       6/12 at 100.00         AAA         12,047,007
                 Series 2002C, 5.500%, 6/15/19 - MBIA Insured

       10,505   State of Nevada, General Obligation Bonds, Series 1996A,              5/06 at 101.00         AAA         11,955,425
                 Municipal Bond Bank Project No. 52, 6.000%, 5/15/21
                 (Pre-refunded to 5/15/06)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.2%

                New Hampshire Housing Finance Authority, Multifamily Housing
                Revenue Bonds, 1994 Issue Remarketing, Countryside Limited
                Partnership - Countryside Project:
        3,725    6.000%, 7/01/18 (Alternative Minimum Tax)                            7/10 at 101.00         Aaa          3,959,079
        6,945    6.100%, 7/01/24 (Alternative Minimum Tax)                            7/10 at 101.00         Aaa          7,361,700


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 4.9%

        4,615   Higher Education Student Assistance Authority of the State            6/10 at 101.00         AAA          5,150,755
                 of New Jersey, Student Loan Revenue Bonds, 2000 Series A,
                 6.000%, 6/01/13 (Alternative Minimum Tax) - MBIA Insured

        3,000   New Jersey Economic Development Authority, Transportation             5/09 at 100.00         AAA          3,290,880
                 Project Sublease Revenue Bonds, New Jersey Transit
                 Corporation - Light Rail Transit System Projects, 1999 Series A,
                 5.250%, 5/01/17 - FSA Insured

        8,750   New Jersey Transportation Trust Fund Authority, Transportation        6/07 at 102.00         AA-          9,648,625
                 System Bonds, 1996 Series B, 5.250%, 6/15/16

        4,500   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AAA          5,246,955
                 System Bonds, 2001 Series C, 5.500%, 12/15/18 - FSA Insured

       15,000   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00          A-         12,788,700
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

        3,125   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00          A-          2,769,531
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.750%, 6/01/39

                Township of West Deptford, County of Gloucester, New Jersey,
                General Obligation Bonds, Series of 2000:
        3,150    5.500%, 9/01/21 - FGIC Insured                                       9/10 at 100.00         Aaa          3,498,610
        3,335    5.500%, 9/01/22 - FGIC Insured                                       9/10 at 100.00         Aaa          3,689,210


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 16.9%

       12,120   Long Island Power Authority, New York, Electric System                6/03 at 101.00          A-         12,277,802
                 General Revenue Bonds, Series 1998A, 5.500%, 12/01/29

            5   The City of New York, New York, General Obligation Bonds,             8/03 at 100.00           A              5,084
                 Fiscal 1987 Series D, 8.500%, 8/01/08

       12,500   The City of New York, New York, General Obligation Bonds,               No Opt. Call           A         13,848,500
                 Fiscal 1997 Series A, 7.000%, 8/01/05

       16,295   The City of New York, New York, General Obligation Bonds,             2/06 at 101.50           A         17,697,185
                 Fiscal 1996 Series F, 5.750%, 2/01/15

       20,650   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA         22,882,059
                 Water and Sewer System Revenue Bonds, Fiscal 1996
                 Series B, 5.750%, 6/15/26 - MBIA Insured

        4,875   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA          5,313,360
                 Water and Sewer System Revenue Bonds, Fiscal 1997
                 Series A, 5.500%, 6/15/24 - MBIA Insured

       10,000   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00          AA         11,195,500
                 Water and Sewer System Revenue Bonds, Fiscal 2000
                 Series A, 5.750%, 6/15/30

        7,810   New York City Transitional Finance Authority, New York,               8/09 at 101.00      AA+***          9,252,976
                 Future Tax Secured Bonds, Fiscal 2000 Series A,
                 5.750%, 8/15/24 (Pre-refunded to 8/15/09)


                                       17


                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

$       2,250   Dormitory Authority of the State of New York, Lease Revenue           7/09 at 101.00         AAA        $ 2,449,620
                 Bonds, State University Dormitory Facilities Issue,
                 Series 1999C, 5.500%, 7/01/29 - MBIA Insured

        4,000   Dormitory Authority of the State of New York, Revenue Bonds,          5/03 at 100.00         AA-          4,078,400
                 State University Educational Facilities, Series 1990B,
                 6.000%, 5/15/17

        1,500   Dormitory Authority of the State of New York, Revenue Bonds,          8/07 at 101.00         AAA          1,557,855
                 St. Barnabas Hospital, Series 1997, 5.450%, 8/01/35 -
                 AMBAC Insured

        2,070   Dormitory Authority of the State of New York, Insured Revenue         7/08 at 101.00         AAA          2,304,490
                 Bonds, 853 Schools Program, 1998 Issue 1, Gateway-Longview,
                 Inc., Series 1998A, 5.500%, 7/01/18 - AMBAC Insured

       17,000   Dormitory Authority of the State of New York, City University         7/09 at 101.00         AAA         19,858,210
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1999 Series 1, 5.500%, 7/01/29 (Pre-refunded
                 to 7/01/09) - FSA Insured

        3,000   Dormitory Authority of the State of New York, City University         1/08 at 102.00         AAA          3,454,980
                 System Consolidated Third General Resolution Revenue Bonds,
                 1997 Series 1, 5.375%, 7/01/24 (Pre-refunded to 1/01/08) -
                 FSA Insured

        2,000   Dormitory Authority of the State of New York, Mental Health           2/06 at 102.00         AAA          2,116,060
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.375%, 2/15/26 - MBIA Insured

                Dormitory Authority of the State of New York, Marymount
                Manhattan College Insured Revenue Bonds, Series 1999:
        1,580    6.375%, 7/01/13 - RAAI Insured                                       7/09 at 101.00          AA          1,814,314
        9,235    6.125%, 7/01/21 - RAAI Insured                                       7/09 at 101.00          AA         10,267,473

        3,000   New York State Energy Research and Development Authority,             9/08 at 102.00         AAA          3,269,820
                 Pollution Control Revenue Bonds, Rochester Gas and Electric
                 Corporation Project, Series 1998A, 5.950%, 9/01/33
                 (Alternative Minimum Tax) - MBIA Insured

       14,750   New York State Medical Care Facilities Finance Agency,                2/04 at 102.00         AAA         15,465,080
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1993 Series F Refunding, 5.375%, 2/15/14 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.2%

        2,000   North Carolina Municipal Power Agency Number 1, Catawba               1/08 at 102.00         AAA          2,077,380
                 Electric Revenue Bonds, Series 1998A, 5.000%, 1/01/20 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.7%

        5,800   North Dakota Housing Finance Agency, Housing Finance                  7/10 at 100.00         Aa2          6,235,174
                 Program Bonds, Home Mortgage Finance Program, 2000
                 Series A Refunding, 6.500%, 1/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 6.0%

        7,500   City of Cleveland, Ohio, Airport System Revenue Bonds,                1/10 at 101.00         AAA          7,650,225
                 Series 2000A, 5.000%, 1/01/31 - FSA Insured

       19,430   Ohio Housing Finance Agency, Residential Mortgage Revenue             7/09 at 100.00         Aaa         20,288,223
                 Bonds, 1999 Series C, Mortgage-Backed Securities Program,
                 Fixed-Rate, 5.750%, 9/01/30 (Alternative Minimum Tax)

       15,500   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R         14,250,700
                 Revenue Bonds, Bay Shore Power Project, Convertible
                 Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)

       14,300   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R         14,288,131
                 Revenue Bonds, Bay Shore Power Project, Convertible
                 Series 1998B, 6.625%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.2%

        3,400   Trustees of the Tulsa Municipal Airport Trust, Oklahoma,             12/08 at 100.00         CCC          1,904,850
                 Revenue Bonds, Refunding Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.0%

        1,460   Oregon Housing and Community Services Department,                     1/10 at 100.00         Aa2          1,556,345
                 Mortgage Revenue Bonds, Single Family Mortgage
                 Program, Series 2000F, 6.250%, 7/01/28 (Alternative
                 Minimum Tax)

        9,150   Port of St. Helens, Oregon, Pollution Control Revenue Bonds,            No Opt. Call         BBB          7,675,569
                 Portland General Electric Company Project, 1985 Series B,
                 4.800%, 6/01/10


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 4.3%

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
$       3,125    0.000%, 5/15/22 - FSA Insured                                          No Opt. Call         AAA        $ 1,220,250
        3,125    0.000%, 5/15/23 - FSA Insured                                          No Opt. Call         AAA          1,147,906
        3,135    0.000%, 5/15/24 - FSA Insured                                          No Opt. Call         AAA          1,081,606
        3,155    0.000%, 5/15/26 - FSA Insured                                          No Opt. Call         AAA            963,663
        4,145    0.000%, 11/15/26 - FSA Insured                                         No Opt. Call         AAA          1,233,884
        2,800    0.000%, 5/15/28 - FSA Insured                                          No Opt. Call         AAA            766,332
        3,000    0.000%, 11/15/28 - FSA Insured                                         No Opt. Call         AAA            797,910

        4,730   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          4,945,168
                 Resource Recovery Revenue Refunding Bonds, 2000 Series,
                 Panther Creek Partners Project, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        2,720   Cumberland County Municipal Authority, Pennsylvania,                 11/04 at 102.00     BBB-***          2,963,658
                 Carlisle Hospital and Health Services First Mortgage Revenue
                 and Refunding Bonds, Series 1994, 6.800%, 11/15/14
                 (Pre-refunded to 11/15/04)

       11,000   Delaware County Authority, Pennsylvania, Health System               11/08 at 102.00         AAA         11,342,760
                 Revenue Bonds, Catholic Health East Issue, Series 1998A,
                 4.875%, 11/15/18 - AMBAC Insured

                Pennsylvania Economic Development Finance Authority, Resource
                Recovery Revenue Bonds, Senior Series 1994A, Northampton
                Generating Project:
        2,100    6.400%, 1/01/09 (Alternative Minimum Tax)                            1/04 at 102.00        BBB-          2,140,299
        4,500    6.500%, 1/01/13 (Alternative Minimum Tax)                            1/04 at 102.00        BBB-          4,557,015

          900   Pennsylvania Economic Development Financing Authority,                1/04 at 102.00         N/R            904,266
                 Resource Recovery Revenue Subordinate Bonds,
                 Series 1994C, Northampton Generating Project,
                 6.875%, 1/01/11 (Alternative Minimum Tax)

        6,250   Pennsylvania Economic Development Financing Authority,                  No Opt. Call         N/R          6,417,750
                 Resource Recovery Revenue Bonds, Northampton Generating
                 Project, Senior Lien Series 1994B, 6.750%, 1/01/07
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.2%

        1,250   Puerto Rico Highway and Transportation Authority,                     7/10 at 101.00         AAA          1,444,763
                 Transportation Revenue Bonds, Series B, 5.875%, 7/01/21 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.6%

        3,000   Kent County Water Authority, Rhode Island, General Revenue            7/12 at 100.00         AAA          3,113,010
                 Bonds, Series 2002A, 5.000%, 7/15/23 - MBIA Insured

                Rhode Island Health and Educational Building Corporation,
                Revenue Bonds, Salve Regina University, Series 2002 Refunding:
        1,260    5.250%, 3/15/17 - RAAI Insured                                       3/12 at 101.00          AA          1,347,923
        1,080    5.250%, 3/15/18 - RAAI Insured                                       3/12 at 101.00          AA          1,147,176


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.8%

        6,925   State of South Carolina, General Obligation State Capital            10/09 at 101.00         AAA          7,085,660
                 Improvement Bonds, Series 1999A, 4.000%, 10/01/14

       21,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00          A-         18,940,950
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 3.4%

        2,260   Health and Educational Facilities Board of Johnson City,              7/23 at 100.00         AAA          2,402,199
                 Tennessee, Hospital Revenue Refunding  and Improvement
                 Bonds, Series 1998C, Johnson City Medical Center Hospital,
                 5.125%, 7/01/25 (Pre-refunded to 7/01/23) - MBIA Insured

        1,700   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/10 at 101.00         AAA          1,856,332
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative
                 Minimum Tax) - AMBAC Insured

        6,725   Health, Educational and Housing Facility Board of the City            7/03 at 103.00         AAA          6,933,206
                 of Memphis, Tennessee, Multifamily Mortgage Revenue
                 Refunding Bonds, Riverdale Plaza Apartments Project,
                 Series 1993, 6.350%, 7/20/28

        6,000   Health and Educational Facilities Board of the Metropolitan          12/17 at 100.00         AAA          7,172,760
                 Government of Nashville and Davidson Counties, Tennessee,
                 Revenue Refunding and Improvement Bonds, Meharry Medical
                 College Project, Series 1996, 6.000%, 12/01/19 -
                 AMBAC Insured

       12,800   Tennessee Housing Development Agency, Homeownership                   7/10 at 101.00          AA         13,982,720
                 Program Bonds, Issue 2000-1, 6.375% 7/01/25 (Alternative
                 Minimum Tax)


                                       19


                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS - 4.0%

$       4,000   Bell County Health Facilities Development Corporation,                2/10 at 101.00         AAA        $ 4,524,800
                 Texas, Hospital Revenue Bonds, Scott and White Memorial
                 Hospital and Scott, Sherwood and Brindley Foundation
                 Project, Series 2000A, 6.125%, 8/15/23 - MBIA Insured

        5,690   Dallas-Ft. Worth, Texas, International Airport Facilities            11/05 at 100.00        Caa2          2,144,447
                 Improvement Corporation, Revenue Refunding Bonds,
                 Series 2000B, American Airlines, 6.050%, 5/01/29
                 (Alternative Minimum Tax) (Mandatory put 11/01/05)

        1,105   Fort Worth Housing Finance Corporation, Texas, Home                  10/03 at 101.00         Aa2          1,130,327
                 Mortgage Revenue Refunding Bonds, Series 1991A,
                 8.500%, 10/01/11

        1,500   Harris County, Texas, Health Facilities Development                   7/09 at 101.00         AAA          1,552,155
                 Corporation, Revenue Bonds, Christus Health, Series 1999A,
                 5.375%, 7/01/24 - MBIA Insured

          195   Hidalgo County Housing Finance Corporation, Texas, Single             4/04 at 102.00         Aaa            200,212
                 Family Mortgage Revenue Bonds, GNMA and FNMA
                 Collateralized, Series 1994A, 6.750%, 10/01/15 (Alternative
                 Minimum Tax)

        3,885   Houston Independent School District Public Facility                     No Opt. Call         AAA          1,752,795
                 Corporation, Harris County, Texas, Lease Revenue Bonds,
                 Cesar E. Chavez High School, Series 1998A,
                 0.000%, 9/15/19 - AMBAC Insured

        1,690   City of Laredo, Webb County, Texas, Combination Tax and               2/08 at 100.00         AAA          1,709,874
                 Sewer System Revenue Certificates of Obligation,
                 Series 1998A, 4.500%, 2/15/18 - MBIA Insured

                Leander Independent School District, Williamson and Travis
                Counties, Texas, Unlimited Tax School Building and Refunding
                Bonds, Series 1998:
        4,930    0.000%, 8/15/20                                                       8/06 at 46.47         AAA          1,935,272
        3,705    0.000%, 8/15/22                                                       8/06 at 41.33         AAA          1,287,265

        1,115   Lubbock Housing Finance Corporation, Texas, Single Family             6/07 at 102.00         AAA          1,157,571
                 Mortgage Revenue Refunding Bonds, GNMA Mortgage-Backed
                 Securities Program, Series 1997A, 6.125%, 12/01/17

        3,480   Pearland, Texas, General Obligation Bonds, Series 2002,               3/12 at 100.00         AAA          3,562,406
                 5.000%, 3/01/27 - FGIC Insured

        6,050   City of San Antonio, Texas, Electric and Gas Systems Revenue          2/09 at 100.00         AA+          6,016,665
                 Bonds, New Series 1998A Refunding, 4.500%, 2/01/21

        6,000   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          6,178,200
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26

        4,000   Tarrant Regional Water District, Texas, Water Revenue Bonds,          3/13 at 100.00         AAA          4,165,400
                 Series 1999 Refunding and Improvement, 5.000%, 3/01/22 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 4.6%

       10,000   Intermountain Power Agency, Utah, Power Supply Revenue                7/07 at 102.00         AAA         11,248,100
                 Refunding Bonds, 1997 Series B, 5.750%, 7/01/19 -
                 MBIA Insured

                Utah County, Utah, Hospital Revenue Bonds, Series 1997, IHC
                Health Services, Inc.:
       12,500    5.250%, 8/15/21 - MBIA Insured                                       8/07 at 101.00         AAA         12,844,375
        3,900    5.250%, 8/15/26 - MBIA Insured                                       8/07 at 101.00         AAA          3,976,284

        4,495   Utah Housing Corporation, Single Family Mortgage Bonds,               1/12 at 100.00         AA-          4,713,637
                 2002 Series A1, 5.300%, 7/01/18 (Alternative Minimum Tax)

          780   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/10 at 100.00          AA            811,871
                 2000 Series B, 6.250%, 7/01/22 (Alternative Minimum Tax)

        2,975   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00         AA-          3,218,534
                 2000 Series D-1, 6.050%, 7/01/14 (Alternative Minimum Tax)

        3,310   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00         Aa1          3,616,208
                 2000 Series E-1, Class III, 6.000%, 1/01/15 (Alternative
                 Minimum Tax)

          740   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00          AA            768,246
                 2000 Series E-1, Class II, 6.150%, 1/01/27 (Alternative
                 Minimum Tax)

        1,270   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/11 at 100.00          AA          1,321,257
                 2001 Series A2, 5.650%, 7/01/27 (Alternative Minimum Tax)

          970   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/11 at 100.00         Aa2          1,034,233
                 2001 Series B-1, 5.750%, 7/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.8%

        7,125   Vermont Housing Finance Agency, Single Family Housing                11/04 at 102.00          A+          7,379,220
                 Bonds, Series 5, 7.000%, 11/01/27 (Alternative
                 Minimum Tax)


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                VIRGINIA - 1.8%

$      16,000   Metropolitan Washington Airports Authority, Virginia, Airport        10/04 at 100.00         AAA        $16,661,760
                 System Revenue Bonds, Series 1994A, 5.500%, 10/01/24
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 5.8%

       12,235   Public Utility District No. 1 of Chelan County, Washington,             No Opt. Call         AAA          3,600,026
                 Columbia River-Rock Island Hydro-Electric System Revenue
                 Refunding Bonds, Series 1997A, 0.000%, 6/01/26 -
                 MBIA Insured

        5,000   Energy Northwest, Washington, Nuclear Project No. 1 Electric          7/13 at 100.00         Aa1          5,561,650
                 Revenue Bonds, Series 2003A Refunding, 5.500%, 7/01/16

        1,815   Grant County Public Utility District 2, Wanapum, Washington,          1/06 at 102.00         AAA          1,986,899
                 Hydro-Electric Revenue Bonds, Series 1997A, Master Lease
                 Program, 5.625%, 1/01/26 - MBIA Insured

       12,000   State of Washington, Motor Vehicle Fuel Tax General Obligation        1/11 at 100.00         AA+         12,502,440
                 Bonds, Series 2001D, 5.250%, 1/01/26

        5,000   Washington State Housing Finance Commission, Nonprofit                7/09 at 101.00          AA          5,527,900
                 Housing Revenue Bonds, Kline Galland Center Project,
                 Series 1999, 6.000%, 7/01/29 - RAAI Insured

        4,500   Washington Health Care Facilities Authority, Revenue Bonds,          12/09 at 101.00         AAA          4,760,865
                 Series 1999, Providence Services, 5.375%, 12/01/19 -
                 MBIA Insured

       16,000   Washington Public Power Supply System, Nuclear Project No. 1          7/03 at 102.00         AAA         16,428,960
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17 -
                 MBIA Insured

        4,000   Washington Public Power Supply System, Nuclear Project No. 3          7/03 at 102.00         Aa1          4,088,600
                 Refunding Revenue Bonds, Series 1993B, 5.700%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.3%

        1,660   Wisconsin Health and Educational Facilities Authority, Revenue        8/03 at 102.00         AAA          1,678,592
                 Bonds, Series 1993, Aurora Health Care Obligated Group,
                 5.250%, 8/15/23 - MBIA Insured

       11,620   Wisconsin Health and Educational Facilities Authority, Revenue        2/10 at 101.00          AA         12,981,864
                 Bonds, Series 1999, Marshfield Clinic, 6.250%, 2/15/29 -
                 RAAI Insured

        7,490   Wisconsin Health and Educational Facilities Authority, Revenue        7/08 at 103.00         N/R          6,866,233
                 Bonds, Series 1998, The Millennium Housing Foundation,
                 Inc. Project, 6.100%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$   1,448,295   Total Long-Term Investments (cost $1,289,105,632) - 147.8%                                            1,388,422,698
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.7%

        4,750   North Central Texas Health Facilities Development Corporation,                              A-1+          4,750,000
                 Hospital Revenue Bonds, Series 1985-B, Methodist Hospitals
                 of Dallas, Variable Rate Demand Bonds, 1.350%, 10/01/15 -
                 MBIA Insured+

        2,000   Ohio Higher Educational Facilities Revenue Bonds, Case                                    VMIG-1          2,000,000
                 Western Reserve University Project, Series 2002A, Variable
                 Rate Demand Obligations, 1.400%, 10/01/31+
------------------------------------------------------------------------------------------------------------------------------------
$       6,750   Total Short-Term Investments (cost $6,750,000)                                                            6,750,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,295,855,632) - 148.5%                                                      1,395,172,698
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                     23,379,504
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.0)%                                                       (479,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $939,552,202
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       21


                            Nuveen Municipal Advantage Fund, Inc. (NMA)
                            Portfolio of
                                   INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 3.2%

$      10,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement          2/09 at 101.00         AAA        $11,489,100
                 Warrants, Series 1999A, 5.375%, 2/01/36 (Pre-refunded to
                 2/01/09) - FGIC Insured

        5,075   Health Care Authority of Florence, Lauderdale County, Alabama,        7/09 at 101.00         AAA          5,246,535
                 Revenue Bonds, Series 1999A, Coffee Health Group,
                 5.250%, 7/01/24 - MBIA Insured

        5,155   Phenix City, Alabama, Industrial Development Board                    5/12 at 100.00         BBB          5,152,680
                 Environmental Improvement Revenue Bonds, MeadWestvaco
                 Project, Series 2002A, 6.350%, 5/15/35 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.7%

        5,000   Maricopa County Pollution Control Corporation, Arizona,               5/06 at 101.00        BBB-          4,968,150
                 Pollution Control Revenue Refunding Bonds, Remarketing,
                 Series 1992A, Public Service Company of New Mexico,
                 5.750%, 11/01/22


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 5.8%

        2,500   State of California Department of Water Resources, Power              5/12 at 101.00          A3          2,626,300
                 Supply Revenue Bonds, Series 2002A, 5.375%, 5/01/22

        7,535   County of Contra Costa, California, Home Mortgage                       No Opt. Call         AAA         10,350,679
                 Revenue Bonds, GNMA Mortgage-Backed Securities
                 Program, Series 1989, 7.750%, 5/01/22 (Alternative
                 Minimum Tax)

        5,000   Community Redevelopment Agency of the City of Palmdale,                 No Opt. Call         AAA          6,502,200
                 California, Residential Mortgage Revenue Refunding Bonds,
                 Series 1991B, 7.375%, 2/01/12

        5,000   Community Redevelopment Agency of the City of Palmdale,                 No Opt. Call         AAA          7,007,700
                 California, Single Family Mortgage Revenue Bonds,
                 Series 1986A Restructured, 8.000%, 3/01/16 (Alternative
                 Minimum Tax)

        9,315   City of Perris, California, Single Family Mortgage Revenue              No Opt. Call         AAA         12,734,723
                 Bonds, GNMA Mortgage-Backed Securities, 1989 Series A,
                 7.600%, 1/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.4%

        8,350   Colorado Health Facilities Authority, Revenue Bonds,                  7/06 at 102.00           A          8,617,534
                 1994 Series A, Kaiser Permanente, Remarketed,
                 5.350%, 11/01/16

                Platte River Power Authority, Colorado, Power Revenue Bonds,
                 Series EE Refunding:
        2,000    5.375%, 6/01/17                                                      6/12 at 100.00         AA-          2,214,940
        5,000    5.375%, 6/01/18                                                      6/12 at 100.00         AA-          5,501,250


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.8%

        5,000   Connecticut Housing Finance Authority, Housing Mortgage              11/09 at 100.00         AAA          5,309,950
                 Finance Program Bonds, 2000 Series B, Subseries B-2,
                 5.750%, 11/15/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.7%

        6,300   District of Columbia Housing Finance Agency, Collateralized          12/04 at 103.00         AAA          6,489,567
                 Single Family Mortgage Revenue Bonds, Series 1988F-1,
                 6.375%, 6/01/26 (Alternative Minimum Tax)

        5,075   District of Columbia Housing Finance Agency, Single Family            6/07 at 102.00         AAA          5,321,087
                 Revenue Bonds, Series 1997-B, 5.900%, 12/01/28
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.9%

        2,770   Florida Housing Finance Corporation, Housing Revenue Bonds,          12/10 at 100.00         AAA          2,941,408
                 2000 Series O-1, Stratford Point Apartments, 5.850%, 12/01/31
                 (Alternative Minimum Tax) - FSA Insured

        9,990   City of Tampa, Florida, Allegany Health System Revenue Bonds,        12/03 at 102.00         AAA         10,148,941
                 St. Mary's Hospital, Inc. Issue, Series 1993, 5.125%, 12/01/23 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.2%

        7,335   Georgia Housing and Finance Authority, Single Family Mortgage         3/10 at 100.00         AAA          7,928,842
                 Bonds, 2000 Series A, Subseries A-2, 6.450%, 12/01/30
                 (Alternative Minimum Tax)


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HAWAII - 0.9%

$       3,660   Housing Finance and Development Corporation, Hawaii, Single           7/07 at 102.00         AAA        $ 3,811,780
                 Family Mortgage Purchase Revenue Bonds, 1997 Series A,
                 5.750%, 7/01/30 (Alternative Minimum Tax)

        2,215   Housing and Community Development Corporation of Hawaii,              7/10 at 102.00         AAA          2,353,305
                 Multifamily Housing Revenue Bonds, Series 2000, GNMA
                 Collateralized - Sunset Villas, 5.700%, 7/20/31


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 13.6%

        5,865   City of Chicago, Illinois, General Obligation Bonds,                  7/10 at 101.00         AAA          7,195,475
                 Neighborhoods Alive 21 Program, Series 2000A,
                 6.500%, 1/01/35 (Pre-refunded to 7/01/10) - FGIC Insured

        4,000   Chicago School Reform Board of Trustees of the Board of              12/07 at 102.00         AAA          4,522,960
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds, Dedicated Tax Revenues, Series 1997,
                 5.750%, 12/01/20 - AMBAC Insured

       12,500   Chicago School Reform Board of Trustees of the Board of              12/07 at 102.00         AAA         13,116,625
                 Education of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/27 - AMBAC Insured

        5,000   City of Chicago, Illinois, Chicago O'Hare International Airport,        No Opt. Call          Ca          1,287,500
                 Special Facility Revenue Bonds, United Air Lines, Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)#

        5,000   City of Chicago, Illinois, Chicago O'Hare International Airport,      1/11 at 101.00         AAA          5,138,750
                 Second Lien Passenger Facility Charge Revenue Bonds,
                 Series 2001A, 5.375%, 1/01/32 (Alternative Minimum Tax) -
                 AMBAC Insured

        5,000   City of Chicago, Illinois, Second Lien Wastewater Transmission        1/08 at 102.00         AAA          5,239,800
                 Revenue Bonds, Series 1997, 5.250%, 1/01/28 - AMBAC Insured

       10,115   Illinois Health Facilities Authority, Revenue Refunding Bonds,       11/06 at 102.00         AAA         11,555,781
                 Series 1996A, Rush-Presbyterian-St. Luke's Medical Center
                 Obligated Group, 6.250%, 11/15/20 - MBIA Insured

        6,165   Illinois Health Facilities Authority, Revenue Refunding Bonds,        2/07 at 102.00           A          6,327,509
                 Series 1996B, Sarah Bush Lincoln Health Center,
                 5.750%, 2/15/22

        3,935   Illinois Health Facilities Authority, Revenue Bonds, Victory          8/07 at 101.00          A-          3,981,590
                 Health Service, Series 1997A, 5.375%, 8/15/16

        6,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00          A3          6,246,480
                 Medical Center, Series 2002, 5.750%, 5/15/22

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1999A:
       12,455    5.500%, 12/15/24 - FGIC Insured                                     12/09 at 101.00         AAA         13,494,121
       10,000    5.250%, 12/15/28 - FGIC Insured                                     12/09 at 101.00         AAA         10,488,900

        2,500   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA          3,380,475
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1990A, 7.200%, 11/01/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.2%

        7,425   Fort Wayne International Airport Building Corporation,                1/04 at 101.00         Aa3          7,566,298
                 Indiana, Airport Improvement Bonds, Series 1994,
                 5.900%, 1/01/14 (Alternative Minimum Tax)

        5,205   Indiana Health Facility Financing Authority, Hospital Revenue         8/10 at 101.50         AAA          5,472,953
                 Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/30 - MBIA Insured

        9,000   Indiana Health Facility Financing Authority, Hospital Revenue         5/06 at 102.00         AAA          9,715,320
                 Refunding and Improvement Bonds, Series 1995, Community
                 Hospitals Projects, 5.700%, 5/15/22 - MBIA Insured

        6,075   LaGrange County Jail Building Corporation, Indiana ,First            10/09 at 101.00          A3          6,334,949
                 Mortgage Jail Bonds, Series 1998, 5.400%, 10/01/21

        3,215   Mooresville Consolidated School Building Corporation,                 1/04 at 102.00      N/R***          3,398,737
                 Morgan County, Indiana, First Mortgage Bonds, Series 1994B,
                 6.400%, 7/15/15 (Pre-refunded to 1/15/04)

        2,725   St. Joseph County Hospital Authority, Indiana, Health System          2/09 at 102.00         BBB          2,739,361
                 Revenue Bonds, Madison Center, Inc. Project, Series 1999,
                 5.450%, 2/15/12


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.5%

        2,455   Iowa Finance Authority, Single Family Mortgage Bonds,                 1/05 at 102.00         AAA          2,558,061
                 1995 Series C, 6.450%, 1/01/24

        3,500   City of Marshalltown, Iowa, Pollution Control Revenue                11/03 at 102.00         AAA          3,636,605
                 Refunding Bonds, Iowa Electric Light and Power Company
                 Project, Series 1993, 5.500%, 11/01/23 - MBIA Insured

        5,000   Tobacco Settlement Authority, Iowa, Tobacco Settlement                6/11 at 101.00          A-          3,787,350
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35


                                       23


                            Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                KANSAS - 0.8%

$       5,000   Burlington, Kansas, Environmental Improvement Revenue                   No Opt. Call          A2        $ 5,171,650
                 Bonds, Kansas City Power and Light Company Project,
                 Series 1998A, 4.750%, 9/01/15 (Mandatory put 10/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.6%

        5,500   Louisville and Jefferson Counties Metropolitan Sewer District,        5/07 at 101.00         AAA          5,790,235
                 Commonwealth of Kentucky, Sewer and Drainage System
                 Revenue Bonds, Series 1997A, 5.250%, 5/15/27 - MBIA Insured

        4,950   Louisville and Jefferson Counties Metropolitan Sewer District,       11/07 at 101.00         AAA          5,125,478
                 Commonwealth of Kentucky, Sewer and Drainage System
                 Revenue Bonds, Series 1997B, 5.200%, 5/15/25 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 6.2%

       13,500   Parish of De Soto, State of Louisiana, Pollution Control Revenue      9/09 at 102.00         AAA         15,385,410
                 Refunding Bonds, Cleco Utility Group, Inc. Project, Series 1999,
                 5.875%, 9/01/29 - AMBAC Insured

       10,000   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call         BBB         12,681,700
                 Revenue Bonds, Comm-Care Corporation Project, Series 1994,
                 11.000%, 2/01/14

                Tobacco Settlement Financing Corporation, Louisiana,
                Asset-Backed Bonds, Series 2001B:
        6,000    5.500%, 5/15/30                                                      5/11 at 101.00          A-          4,849,560
       11,750    5.875%, 5/15/39                                                      5/11 at 101.00          A-          9,222,810


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.1%

        5,000   Commonwealth of Massachusetts, General Obligation Bonds,              8/12 at 100.00         AAA          5,432,250
                 Consolidated Loan of 2002, Series D, 5.375%, 8/01/21 -
                 MBIA Insured

        1,750   Massachusetts Health and Educational Facilities Authority,            1/09 at 101.00         AAA          1,771,000
                 Revenue Bonds, UMass Memorial Health Issue A,
                 5.000%, 7/01/28 - AMBAC Insured

        9,585   Massachusetts Housing Finance Agency, Single Family Housing          12/09 at 100.00         AAA         10,458,098
                 Revenue Bonds, Series 77, 5.950%, 6/01/25 (Alternative
                 Minimum Tax) - FSA Insured

        3,320   Massachusetts Housing Finance Agency, Single Family Housing          12/09 at 100.00         AAA          3,510,601
                 Revenue Bonds, Series 79, 5.950%, 12/01/27 (Alternative
                 Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.3%

        3,275   Michigan State Hospital Finance Authority, Revenue and                8/03 at 102.00        BBB-          2,921,890
                 Refunding Bonds, Detroit Medical Center Obligated Group,
                 Series 1993A, 6.500%, 8/15/18

                Michigan State Hospital Finance Authority, Hospital Revenue
                Bonds, Detroit Medical Center Obligated Group, Series 1998A:
        4,995    5.250%, 8/15/23                                                      8/08 at 101.00        BBB-          3,589,707
        3,000    5.250%, 8/15/28                                                      8/08 at 101.00        BBB-          2,080,440


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.3%

        5,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          5,229,100
                 Minnesota, Subordinate Airport Revenue Bonds, Series 2001C,
                 5.250%, 1/01/32 - FGIC Insured

        5,890   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+          6,123,067
                 Bonds, 2000 Series C, 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

        3,685   Minnesota Housing Finance Agency, Single Family Mortgage              1/10 at 100.00         AA+          3,952,973
                 Revenue Bonds, 2000 Series J, 5.400%, 1/01/23 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.7%

        2,165   Coahoma-Clarksdale Housing Development Corporation,                   8/03 at 100.00         AAA          2,175,089
                 Mississippi, Multifamily Mortgage Revenue Refunding
                 Bonds, Gooden Estates and McLaurin Arms Project,
                 Series 1990A, 8.000%, 8/01/24

        2,695   Coahoma-Clarksdale Housing Development Corporation,                   8/03 at 100.00         AAA          2,707,559
                 Mississippi, Multifamily Mortgage Revenue Refunding
                 Bonds, Gooden Estates and McLaurin Arms Project,
                 Series 1990B, 8.000%, 8/01/24

        2,460   Greenwood-Leflore Housing Development Corporation,                    8/03 at 100.00          AA          2,472,989
                 Mississippi, Multifamily Mortgage Revenue Refunding
                 Bonds, Bishop Apartment Project, Series 1990B,
                 7.950%, 8/01/22

        2,515   Greenwood-Leflore Housing Development Corporation,                    6/03 at 100.00          AA          2,519,401
                 Mississippi, Multifamily Mortgage Revenue Refunding
                 Bonds, Jones Apartment Projects, Series 1990C,
                 7.950%, 8/01/22

        1,575   Greenwood-Leflore Housing Development Corporation,                    9/03 at 100.00          AA          1,586,198
                 Mississippi, Multifamily Mortgage Revenue Refunding
                 Bonds, McNeace Apartment Projects, Series 1990A,
                 7.950%, 8/01/22


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MISSOURI - 0.4%

$       1,500   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA        $ 1,542,285
                 Agency, Metrolink Cross County Extension Project, Mass
                 Transit Sales Tax Appropriation Bonds, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured

        1,350   Missouri Housing Development Commission, Single Family                9/09 at 102.00         AAA          1,446,269
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 2000 Series A-1, 7.500%, 3/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 2.9%

       11,730   Montana Board of Housing, Single Family Program Bonds,               12/05 at 102.00         AA+         12,295,151
                 1995 Series B, Federally Insured or Guaranteed Mortgage
                 Loan, 6.400%, 12/01/27 (Alternative Minimum Tax)

        6,920   Montana Board of Housing, Single Family Program Bonds,                6/07 at 101.50         AA+          7,291,258
                 1997 Series A, 6.050%, 12/01/37


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.1%

        7,310   Clark County, Nevada, General Obligation Limited Tax Bond             7/10 at 100.00          AA          8,090,343
                 Bank Bonds, Series 2000, 5.500%, 7/01/19

        7,500   Clark County, Nevada, Airport System Subordinate Lien Revenue         7/10 at 101.00         AAA          8,956,425
                 Bonds, Series 1999A, 6.000%, 7/01/29 (Pre-refunded to
                 7/01/10) - MBIA Insured

        7,000   Director of the State of Nevada, Department of Business               1/10 at 100.00         AAA          7,422,310
                 and Industry, Revenue Bonds, Las Vegas Monorail Project,
                 1st Tier Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        3,065   Nevada Housing Division, Single Family Mortgage Bonds,                4/07 at 102.00         Aaa          3,163,969
                 1997 Senior Series C-2, 5.750%, 4/01/29 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.6%

        2,615   Business Finance Authority of the State of New Hampshire,            12/04 at 102.00         AAA          2,834,137
                 Water Facility Revenue Bonds, Pennichuck Water Works,
                 Inc., 1994 Issue, Series A, 6.350%, 12/01/19 -
                 AMBAC Insured

        1,435   Business Finance Authority of the State of New Hampshire,            12/04 at 102.00         AAA          1,557,477
                 Water Facility Revenue Bonds, Pennichuck Water Works, Inc.,
                 Series B, 6.450%, 12/01/16 (Alternative Minimum Tax) -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.0%

       16,000   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00          A-         13,641,280
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.1%

        7,500   City of Farmington, New Mexico, Pollution Control Revenue             4/06 at 101.00        BBB-          7,406,325
                 Refunding Bonds, Series 1997B, Public Service Company of
                 New Mexico - San Juan Project, 5.800%, 4/01/22


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 16.4%

        7,000   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AA-          7,211,190
                 Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

                County of Nassau, New York, General Obligation Serial General
                Improvement Bonds, Series F:
        3,980    7.000%, 3/01/11 - FSA Insured                                        3/10 at 100.00         AAA          4,836,894
        4,070    7.000%, 3/01/12 - FSA Insured                                        3/10 at 100.00         AAA          4,974,883
        3,925    7.000%, 3/01/15 -FSA Insured                                         3/10 at 100.00         AAA          4,770,838

                The City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series G:
           95    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101.00         Aaa            111,541
        9,905    6.000%, 10/15/26                                                    10/07 at 101.00           A         10,503,955

                The City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series B:
        6,515    9.500%, 6/01/03                                                        No Opt. Call       A2***          6,561,713
        1,485    9.500%, 6/01/03                                                        No Opt. Call           A          1,495,647

        7,435   The City of New York, New York, General Obligation Bonds,             5/10 at 101.00           A          7,949,576
                 Fiscal 2000 Series E, 5.750%, 5/15/20

        9,750   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA         10,983,570
                 Water and Sewer System Revenue Bonds, Fiscal 2000
                 Series A, 5.750%, 6/15/31 - FGIC Insured

        5,000   New York City Municipal Water Finance Authority, New York,            6/07 at 101.00         AAA          5,617,350
                 Water and Sewer System Revenue Bonds, Fiscal 1997 Series B,
                 5.750%, 6/15/29 - FGIC Insured

       10,000   New York City Transitional Finance Authority, New York, Future        5/10 at 101.00      AA+***         11,988,700
                 Tax Secured Bonds, Fiscal 2000 Series B, 6.000%, 11/15/29
                 (Pre-refunded to 5/15/10)

        4,975   New York City Industrial Development Agency, New York,               12/08 at 102.00        BBB-          3,098,530
                 Special Facilities Revenue Bonds, British Airways PLC Project,
                 Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)


                                       25


                            Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

$       3,000   New York City Industrial Development Agency, New York,               12/12 at 101.00        BBB-        $ 2,288,760
                 Special Facilities Revenue Bonds, British Airways PLC
                 Project, Series 2002, 7.625%, 12/01/32

        3,655   Dormitory Authority of the State of New York, State University        5/08 at 101.00      AA-***          4,165,348
                 Educational Facilities Revenue Bonds, Series 1997,
                 5.125%, 5/15/27 (Pre-refunded to 5/15/08)

                Dormitory Authority of the State of New York, Mental Health
                Services Facilities Improvement Revenue Bonds, Series 1997B:
           45    5.625%, 2/15/21 (Pre-refunded to 2/15/07)                            2/07 at 102.00      AA-***             51,770
        7,315    5.625%, 2/15/21                                                      2/07 at 102.00         AA-          7,739,051

        9,495   State of New York Mortgage Agency, Homeowner Mortgage                 4/10 at 100.00         Aa1         10,174,937
                 Revenue Bonds, Series 94, 5.800%, 10/01/20 (Alternative
                 Minimum Tax)

        5,000   New York State Urban Development Corporation, Correctional            1/09 at 101.00         AAA          5,923,550
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29 (Pre-refunded to 1/01/09) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 4.7%

       10,920   North Carolina Housing Finance Agency, Home Ownership                 7/09 at 100.00          AA         11,606,322
                 Revenue Bonds, Series 7A, 1998 Trust Agreement,
                 6.250%, 1/01/29 (Alternative Minimum Tax)

       10,940   North Carolina Housing Finance Agency, Home Ownership                 1/10 at 100.00          AA         11,781,833
                 Revenue Bonds, Series 8-A, 1998 Trust Agreement,
                 5.950%, 1/01/27 (Alternative Minimum Tax)

        6,000   North Carolina Housing Finance Agency, Home Ownership                 1/10 at 100.00          AA          6,320,220
                 Revenue Bonds, Series 9A, 1998 Trust Agreement,
                 5.875%, 7/01/31 (Alternative Minimum Tax)

        1,710   North Carolina Housing Finance Agency, Home Ownership                 7/10 at 100.00         AAA          1,759,795
                 Program Bonds, Series 10A, 1998 Trust Agreement,
                 5.400%, 7/01/32 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.8%

        5,495   North Dakota Housing Finance Agency, Home Mortgage Finance            7/08 at 102.00         Aaa          5,675,126
                 Program Bonds, Housing Finance Program, 1998 Series B,
                 5.500%, 7/01/29 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 5.7%

        5,000   Akron, Bath and Copley Joint Township Hospital District,             11/09 at 101.00        Baa1          4,713,350
                 Ohio, Hospital Facilities Revenue Bonds, Series 1998A,
                 Summa Health System Project, 5.375%, 11/15/18

        6,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds, University          7/09 at 101.00         AAA          6,418,080
                 Hospitals Health System, Inc., Series 1999, 5.500%, 1/15/30 -
                 AMBAC Insured

                County of Montgomery, Ohio, Hospital Facilities Revenue Bonds,
                Series 1999, Kettering Medical Center Network Obligated Group:
        7,840    6.750%, 4/01/18                                                      4/10 at 101.00        BBB+          8,571,707
        5,000    6.750%, 4/01/22                                                      4/10 at 101.00        BBB+          5,376,300

        3,105   Ohio Housing Finance Agency, Residential Mortgage Revenue             8/10 at 100.00         Aaa          3,225,598
                 Bonds, 2000 Series D, Mortgage-Backed Securities Program,
                 5.450%, 9/01/31 (Alternative Minimum Tax)

       10,000   Ohio Air Quality Development Authority, Pollution Control            12/04 at 100.00        Baa2         10,221,000
                 Revenue Refunding Bonds, Series 1999C, Ohio Edison
                 Company Project, 5.800%, 6/01/16 (Mandatory put 12/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.6%

        5,000   Oklahoma Industries Authority, Health System Revenue and              8/09 at 101.00         AAA          5,427,200
                 Refunding Bonds, Obligated Group consisting of INTEGRIS
                 Baptist Medical Center, Inc., INTEGRIS South Oklahoma City
                 Hospital Corporation and INTEGRIS Rural Health, Inc.,
                 Series 1999A, 5.750%, 8/15/29 - MBIA Insured

       10,000   Trustees of the Tulsa Municipal Airport Trust, Oklahoma,             12/08 at 100.00         CCC          5,652,700
                 Revenue Bonds, Refunding Series 2001B, American Airlines,
                 Inc., 5.650%, 12/01/35 (Alternative Minimum Tax)
                 (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.7%

        3,335   Pennsylvania Housing Finance Agency, Rental Housing Refunding         7/03 at 102.00         AAA          3,408,703
                 Bonds, Issue 1993, 5.800%, 7/01/18

        2,500   The School District of Philadelphia, Pennsylvania, General            2/12 at 100.00         AAA          2,683,725
                 Obligation Bonds, Series 2002A, 5.500%, 2/01/31 - FSA Insured

        4,325   Venango Housing Corporation, Pennsylvania, Multifamily                8/03 at 100.00         AAA          4,343,381
                 Mortgage Revenue Refunding Bonds, FHA-Insured
                 Mortgage - Evergreen Arbors Project, 1990 Series A,
                 8.000%, 2/01/24

        6,750   Washington County Authority, Pennsylvania, Capital Funding              No Opt. Call         AAA          8,139,015
                 Revenue Bonds, Capital Projects and Equipment Acquisition
                 Program, Series 1999, 6.150%, 12/01/29 - AMBAC Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.7%

                Housing Authority of the City of Providence, Rhode Island,
                Multifamily Mortgage Revenue Bonds, FHA-Insured Mortgage Loan -
                Cathedral Square Apartments II Project, 1992 Series:
$         395    7.375%, 4/01/10 (Alternative Minimum Tax)                            4/07 at 100.00         AAA        $   411,278
        1,060    7.400%, 4/01/20 (Alternative Minimum Tax)                            4/07 at 100.00         AAA          1,103,725
        3,050    7.500%, 10/01/32 (Alternative Minimum Tax)                           4/07 at 100.00         AAA          3,176,362

       12,250   Rhode Island Health and Educational Building Corporation,             5/07 at 102.00         AAA         13,293,823
                 Hospital Financing Revenue Bonds, Lifespan Obligated
                 Group Issue, Series 1996, 5.500%, 5/15/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.0%

       10,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-         11,284,900
                 Purchase Revenue Bonds, Series 2002, 6.000%, 12/01/20

        2,500   Lexington County Health Services District, South Carolina,           11/13 at 100.00           A          2,619,475
                 Hospital Revenue Bonds, Series 2003 Refunding and
                 Improvement, 5.750%, 11/01/28

        7,500   Tobacco Settlement Revenue Management Authority, South                5/11 at 101.00          A-          6,444,075
                 Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 5.6%

        6,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa2          6,261,120
                 Tennessee, Hospital Facilities Revenue Bonds, Baptist Health
                 System of East Tennessee, Series 2002, 6.500%, 4/15/31

       20,415   Knox County Health, Educational and Housing Facility Board,            1/13 at 75.87         AAA          9,791,034
                 Tennessee, Hospital Revenue Bonds, Covenant Health,
                 Series 2002A Refunding, 0.000%, 1/01/18 - FSA Insured

        1,750   Metropolitan Government of Nashville and Davidson Counties,           5/11 at 100.00          AA          1,813,157
                 Tennessee, Electric System Revenue Bonds, Series 2001A,
                 5.125%, 5/15/26

       14,385   Health and Educational Facilities Board of the Metropolitan          11/09 at 101.00         AAA         17,117,862
                 Government of Nashville and Davidson Counties, Tennessee,
                 Revenue Bonds, Ascension Health Credit Group, Series 1999A,
                 5.875%, 11/15/28 (Pre-refunded to 11/15/09) - AMBAC Insured

        2,745   Tennessee Housing Development Agency, Mortgage Finance                7/04 at 102.00          AA          2,850,298
                 Program Bonds, 1994 Series A, 6.900%, 7/01/25 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 15.0%

       14,900   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call         BBB         14,548,360
                 Refunding Bonds, TXU Electric Company Project, Series 2001C,
                 5.750%, 5/01/36 (Alternative Minimum Tax) (Mandatory
                 put 11/01/11)

        6,000   Brazos River Authority, Texas, Revenue Refunding Bonds,                 No Opt. Call         AAA          6,452,460
                 Houston Lighting & Power Company Project, Series 1998,
                 5.050%, 11/01/18 (Alternative Minimum Tax) -
                 AMBAC Insured

        8,400   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            4/09 at 101.00         BBB          7,598,808
                 Revenue Bonds, Valero Energy Corporation Project,
                 Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)

       10,000   Harris County Health Facilities Development Corporation,              5/06 at 102.00         AAA         11,137,600
                 Texas, Special Facilities Revenue Bonds, Texas Medical Center
                 Project, Series 1996, 5.900%, 5/15/16 - MBIA Insured

       12,500   City of Houston, Texas, Airport System Subordinate Lien Revenue       7/10 at 100.00         AAA         13,360,625
                 Bonds, Series 2000B, 5.500%, 7/01/30 - FSA Insured

                City of Houston, Texas, Water Conveyance System Contract,
                Certificates of Participation, Series 1993 A-J:
        5,490    6.800%, 12/15/10 - AMBAC Insured                                       No Opt. Call         AAA          6,725,964
        2,000    6.800%, 12/15/11 - AMBAC Insured                                       No Opt. Call         AAA          2,466,460

       16,305   Matagorda County, Texas, Navigation District No. 1 Revenue            5/09 at 101.00        BBB-         13,437,114
                 Refunding Bonds, Reliant Energy Project, Series 1999B,
                 5.950%, 5/01/30 (Alternative Minimum Tax)

        3,425   Sabine River Authority of Texas, Pollution Control Revenue              No Opt. Call         BBB          3,348,486
                 Refunding Bonds, TXU Electric Company Project, Series 2001A,
                 5.500%, 5/01/22 (Mandatory put 11/01/11)

        4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00        Baa2          4,770,265
                 System Revenue Refunding Bonds, Series 2002A,
                 6.000%, 10/01/21

        4,000   State of Texas, General Obligation Bonds, Water Financial             8/09 at 100.00         Aa1          4,309,520
                 Assistance, Series 1999C, State Participation Program,
                 5.500%, 8/01/35

        6,840   Travis County, Texas, Health Facilities Development Corporation,     11/09 at 101.00         AAA          8,139,463
                 Revenue Bonds, Ascension Health Credit Group, Series 1999A,
                 5.875%, 11/15/24 (Pre-refunded to 11/15/09) - AMBAC Insured


                                       27


                            Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$       2,500   Trinity River Authority of Texas, Pollution Control Revenue             No Opt. Call        Baa2        $ 2,495,225
                 Refunding Bonds, TXU Electric Company Project, Series 2001A,
                 5.000%, 5/01/27 (Alternative Minimum Tax) (Mandatory
                 put 11/01/06)

          245   The Wood Glen Housing Finance Corporation, Texas, Mortgage            7/03 at 100.00         AAA            245,899
                 Revenue Refunding Bonds, Series 1990A, FHA-Insured
                 Mortgage Loan - Section 8 Assisted Copperwood I Project,
                 7.625%, 1/01/10 - MBIA Insured

                The Wood Glen Housing Finance Corporation, Texas, Mortgage
                Revenue Refunding Bonds, Series 1990C, FHA-Insured Mortgage Loan
                - Section 8 Assisted Copperwood II Project:
          225    7.625%, 1/01/10 - MBIA Insured                                       7/03 at 100.00         AAA            225,767
        1,250    7.650%, 7/01/23 - MBIA Insured                                       7/03 at 100.00         AAA          1,254,300


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.0%

        6,380   Capital Region Airport Commission, Richmond, Virginia,                7/05 at 102.00         AAA          6,992,097
                 International Airport Projects, Airport Revenue Bonds,
                 Series 1995A, 5.625%, 7/01/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 14.6%

        8,810   Public Utility District No. 1 of Chelan County, Washington,           7/11 at 101.00         AAA          9,272,437
                 Chelan Hydro-Consolidated System Revenue Bonds,
                 Series 2001A, 5.600%, 1/01/36 (Alternative Minimum Tax) -
                 MBIA Insured

       10,730   Public Utility District No. 1 of Chelan County, Washington,           7/11 at 101.00         AAA         11,360,924
                 Chelan Hydro-Consolidated System Revenue Bonds,
                 Series 2001C Refunding, 5.650%, 7/01/32 (Alternative
                 Minimum Tax) - MBIA Insured

        5,665   Public Utility District No. 1 of Chelan County, Washington,           7/12 at 100.00         AAA          5,750,655
                 Chelan Hydro-Consolidated System Revenue Bonds,
                 Series 2002B, 5.250%, 7/01/37 (Alternative Minimum Tax) -
                 AMBAC Insured

       10,730   Sumner School District No. 320, Pierce County, Washington,           12/10 at 100.00         Aaa         12,830,719
                 Unlimited Tax General Obligation Bonds, Series 2000,
                 6.250%, 12/01/17 - FSA Insured

       10,550   Port of Seattle, Washington, Limited Tax General Obligation          12/10 at 100.00         AA+         11,225,306
                 Bonds, 2000 Series B, 5.750%, 12/01/25 (Alternative
                 Minimum Tax)

        5,315   Port of Seattle, Washington, Revenue Bonds, Series 2000B,               No Opt. Call         AAA          6,073,982
                 6.000%, 2/01/10 (Alternative Minimum Tax) - MBIA Insured

       19,295   Port of Seattle, Washington, Special Facility Revenue Bonds,          3/10 at 101.00         AAA         22,250,801
                 Terminal 18 Project, Series 1999A, 6.000%, 9/01/29 -
                 MBIA Insured

        5,000   Port of Seattle, Washington, Special Facility Revenue Bonds,          3/10 at 101.00         AAA          5,487,600
                 Terminal 18 Project, Series 1999B, 6.000%, 9/01/20 (Alternative
                 Minimum Tax) - MBIA Insured

        5,000   Washington Health Care Facilities Authority, Revenue Bonds,          12/09 at 101.00         AAA          5,289,850
                 Series 1999, Providence Services, 5.375%, 12/01/19 -
                 MBIA Insured

        8,750   Washington Public Power Supply System, Nuclear Project No. 3          7/08 at 102.00         Aa1          9,133,160
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 7.8%

        8,000   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00          A-          7,202,880
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        5,000   Madison, Wisconsin, Industrial Development Revenue Refunding          4/12 at 100.00         AA-          5,208,150
                 Bonds, Madison Gas & Electric Company Projects, Series 2002A,
                 5.875%, 10/01/34 (Alternative Minimum Tax)

        3,000   Southeast Wisconsin Professional Baseball Park District, Sales          No Opt. Call         AAA          3,469,020
                 Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 -
                 MBIA Insured

        4,000   Wisconsin Housing and Economic Development Authority, Home            3/10 at 100.00          AA          4,281,680
                 Ownership Revenue Bonds, 2000 Series, 5.750%, 3/01/22
                 (Alternative Minimum Tax)

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Series 1996, Aurora Medical Group, Inc. Project:
       10,000    5.600%, 11/15/16 - FSA Insured                                       5/06 at 102.00         AAA         10,973,900
       20,000    5.750%, 11/15/25 - FSA Insured                                       5/06 at 102.00         AAA         21,713,400
------------------------------------------------------------------------------------------------------------------------------------
$     966,565   Total Long-Term Investments (cost $940,742,457) - 148.6%                                              1,005,278,549
=============-----------------------------------------------------------------------------------------------------------------------


                                       28



    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.9%

$       4,000   Moffat County, Colorado, Pollution Control Revenue Bonds,                                 VMIG-1        $ 4,000,000
                 Pacificorp Projects, Variable Rate  Demand Bonds,
                 1.400%, 5/01/13 - AMBAC Insured+

        2,000   Nebraska Educational Finance Authority, Variable Rate                                     VMIG-1          2,000,000
                 Demand Revenue Bonds, Creighton  University Project,
                 Refunding Series 2001, 1.350%, 8/01/31+
------------------------------------------------------------------------------------------------------------------------------------
$       6,000   Total Short-Term Investments (cost $6,000,000)                                                            6,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $946,742,457) - 149.5%                                                        1,011,278,549
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.4%                                                                     23,070,260
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.9)%                                                       (358,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $676,348,809
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligation with respect to these bonds and thus has stopped accruing interest.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       29


                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
                            Portfolio of
                                   INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ARIZONA - 0.9%

$       3,000   Arizona Transportation Board, Highway Revenue Bonds,                  7/11 at 100.00         AAA        $ 3,216,840
                 Series 2001, 5.250%, 7/01/20

        1,725   Industrial Development Authority of the County of Maricopa,           7/10 at 102.00        Baa3          1,711,183
                 Arizona, Education Revenue Bonds, Arizona Charter Schools
                 Project I, Series 2000A, 6.750%, 7/01/29

          970   Industrial Development Authority of the County of Pima, Arizona,      5/07 at 105.85         AAA          1,105,150
                 Single Family Mortgage Revenue Bonds, Series 1997A,
                 7.100%, 11/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.3%

        5,000   Arkansas Development Finance Authority, Hospital Revenue              2/10 at 100.00        BBB-          5,534,650
                 Bonds, Washington Regional Medical Center, Series 2000,
                 7.000%, 2/01/15

        2,865   Board of Trustees of the University of Arkansas at Fayetteville,     12/12 at 100.00         Aaa          3,179,004
                 Arkansas, Various Facilities Revenue Bonds, Series 2002,
                 5.500%, 12/01/20 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 7.1%

        8,745   Bell Community Redevelopment Agency, California, Bell                11/03 at 102.00         AAA          9,133,016
                 Redevelopment Area Tax Allocation Refunding Bonds,
                 Series 1994, 6.350%, 11/01/23 - FSA Insured

        2,810   California Health Facilities Financing Authority, Kaiser              5/03 at 102.00           A          2,834,026
                 Permanente, Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

        1,000   State of California Department of Water Resources, Power              5/12 at 101.00          A3          1,113,720
                 Supply Revenue Bonds, Series 2002A, 5.750%, 5/01/17

        2,500   Community Redevelopment Agency of the City of Los Angeles,            7/03 at 100.00      BBB***          2,528,050
                 California, Tax Allocation Refunding Bonds, Central Business
                 District Redevelopment Project, Series G, 6.750%, 7/01/10

                Department of Water and Power of the City of Los Angeles,
                California, Electric Plant Revenue Bonds, Second Issue of 1993:
          490    4.750%, 10/15/20                                                    10/03 at 102.00      AA-***            506,175
        5,510    4.750%, 10/15/20                                                    10/03 at 102.00         Aaa          5,693,152

          995   Department of Water and Power of the City of Los Angeles,             2/04 at 102.00      AA-***          1,014,990
                 California, Electric Plant Revenue Bonds, Issue of 1994,
                 5.375%, 2/15/34

                County of Orange, California, 1996 Recovery Certificates of
                Participation, Series A:
       13,100    5.875%, 7/01/19 - MBIA Insured                                       7/06 at 102.00         AAA         14,788,459
          690    6.000%, 7/01/26 - MBIA Insured                                       7/06 at 102.00         AAA            783,157

        5,870   Sacramento Municipal Utility District, California, Electric Revenue   9/03 at 100.00         AAA          5,876,046
                 Refunding Bonds, 1993 Series G, 4.750%, 9/01/21 -
                 MBIA Insured

        5,000   San Joaquin Hills Transportation Corridor Agency, California,         1/14 at 102.00         AAA          4,496,200
                 Toll Road Refunding Revenue Bonds, Series 1997A,
                 0.000%, 1/15/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 3.9%

        3,000   City of Broomfield, Colorado, Master Facilities Lease                12/09 at 100.00         AAA          3,358,140
                 Purchase Agreement, Certificates of Participation, Series 1999,
                 City and County of Broomfield Building Corporation,
                 5.750%, 12/01/24 - AMBAC Insured

        6,000   Broomfield, Colorado, Sales and Use Tax Revenue Bonds,               12/12 at 100.00         Aaa          6,572,880
                 Series 2002A, Refunding and Improvement, 5.500%, 12/01/22 -
                 AMBAC Insured

       11,465   City and County of Denver, Colorado, Airport System Revenue          11/10 at 100.00         AAA         12,720,532
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/18
                 (Alternative Minimum Tax) - AMBAC Insured

       20,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          4,285,800
                 Bonds, Series 2000A, 0.000%, 9/01/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.1%

        3,725   Miami-Dade County Industrial Development Authority, Florida,            No Opt. Call          Ca            523,363
                 Special Facilities Revenue Bonds, United Air Lines, Inc.
                 Project, Series 2000, 6.050%, 3/01/35 (Alternative Minimum
                 Tax) (Mandatory put 3/01/10)#


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                GEORGIA - 6.1%

$      15,000   City of Atlanta, Georgia, Airport General Revenue and Refunding       1/10 at 101.00         AAA        $16,339,650
                 Bonds, Series 2000A, 5.600%, 1/01/30 - FGIC Insured

       14,000   Fulton County Facilities Corporation, Georgia, Certificates          11/10 at 101.00         AAA         15,636,880
                 of Participation, Public Purpose Project, Series 1999,
                 5.500%, 11/01/18 - AMBAC Insured

        8,000   State of Georgia, General Obligation Bonds, 1995 Series C,              No Opt. Call         AAA          9,826,000
                 7.250%, 7/01/08


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.2%

        6,500   City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds,        6/05 at 102.00         Aa2          7,068,100
                 1995 Series A, Peoples Gas Light and Coke Company
                 Project, 6.100%, 6/01/25

        5,250   City of Chicago, Illinois, Chicago Midway Airport, Revenue            1/09 at 101.00         AAA          5,346,705
                 Bonds, Series 1998B, 5.000%, 1/01/28 - MBIA Insured

        4,000   City of Chicago, Illinois, Motor Fuel Tax Revenue Bonds,              7/13 at 100.00         AAA          4,078,040
                 Series 2003A, 5.000%, 1/01/33 - AMBAC Insured

        5,210   Illinois Housing Development Authority, Section 8 Elderly             7/03 at 102.00           A          5,319,618
                 Housing Revenue Bonds, Garden House of River Oaks West
                 Development, Series 1992A, 6.875%, 1/01/20

          950   Illinois Housing Development Authority, Section 8 Elderly             9/03 at 102.00           A            971,062
                 Housing Revenue Bonds, Village Center Development,
                 Series 1992C, 6.600%, 3/01/07

       38,645   State of Illinois, General Obligation Bonds, Illinois FIRST,          4/10 at 100.00         AAA         41,840,555
                 Series 2000, 5.500%, 4/01/25 - MBIA Insured

        1,975   Lake County Community High School District No. 127,                     No Opt. Call         AAA          2,827,864
                 Grayslake, Illinois, General Obligation Bonds, Series 2002A,
                 9.000%, 2/01/13 - FGIC Insured

        2,270   Metropolitan Pier and Exposition Authority, Illinois,                 6/12 at 101.00         AAA          2,325,343
                 McCormick Place Expansion Project Revenue Bonds,
                 Series 2002A, 5.000%, 12/15/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.9%

        3,695   Indiana Educational Facilities Authority, Educational Facilities      2/11 at 100.00         AAA          3,930,593
                 Revenue Bonds, Series 2001, Butler University Project,
                 5.500%, 2/01/26 - MBIA Insured

       20,695   Indianapolis Airport Authority, Indiana, Specialty Facility          11/05 at 102.00          CC          7,336,378
                 Revenue Bonds, Series 1995A, United Air Lines, Inc. -
                 Indianapolis Maintenance Center Project, 6.500%, 11/15/31
                 (Alternative Minimum Tax)#

        2,000   City of Petersburg, Indiana, Pollution Control Revenue Bonds,         8/11 at 102.00        Baa2          1,907,700
                 Indianapolis Power and Light Company, Series 1991
                 Refunding, 5.750%, 8/01/21


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.6%

        4,215   Iowa Finance Authority, Solid Waste Disposal Revenue                    No Opt. Call         N/R          3,800,876
                 Bonds, Series 1997, IPSCO Project, 6.000%, 6/01/27
                 (Alternative Minimum Tax) (Mandatory put 6/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.7%

                Jefferson County, Kentucky, School District Finance Corporation,
                School Building Revenue Bonds, Series 2000A:
        3,045    5.250%, 7/01/17 - FSA Insured                                        1/10 at 101.00         AAA          3,332,905
        7,490    5.250%, 7/01/20 - FSA Insured                                        1/10 at 101.00         AAA          8,063,060


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.1%

        7,415   Louisiana Local Government Environmental Facilities and              12/12 at 100.00         AAA          7,564,709
                 Community Development Authority, Revenue Bonds, Baton
                 Rouge Community College Facilities Corporation Project,
                 Series 2002, 5.000%, 12/01/32 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.6%

                Frederick County, Maryland, General Obligation Public Facilities
                Bonds, Series 2002:
        3,710    5.000%, 11/01/18                                                    11/12 at 101.00          AA          4,015,630
        3,890    5.000%, 11/01/19                                                    11/12 at 101.00          AA          4,181,750

        2,500   Department of Transportation, Maryland, County Transportation           No Opt. Call          AA          2,927,625
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16


                                       31


                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 3.4%

$       5,150   Massachusetts Bay Transportation Authority, Assessment                7/10 at 100.00         AAA        $ 5,417,337
                 Bonds, 2000 Series A, 5.250%, 7/01/30

       10,000   Massachusetts Water Resources Authority, General Revenue              8/10 at 101.00         AAA         11,200,200
                 Bonds, 2000 Series A, 5.750%, 8/01/39 - FGIC Insured

        6,195   University of Massachusetts Building Authority, Facilities           11/10 at 100.00         AAA          6,406,126
                 Revenue Bonds, Senior Series 2000A, Commonwealth
                 Guaranteed, 5.125%, 11/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.1%

        6,635   City of Detroit, Michigan, Water Supply System Revenue                7/11 at 101.00         AAA          7,849,072
                 Senior Lien Bonds, 2001 Series A, 5.750%, 7/01/28
                 (Pre-refunded to 7/01/11) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 8.3%

       13,675   State of Minnesota, General Obligation Bonds, Series 2000,           11/10 at 100.00         AAA         15,002,569
                 5.125%, 11/01/16

        4,660   Minnesota Housing Finance Agency, Single Family Mortgage              1/11 at 101.00         AA+          5,035,922
                 Bonds, 1998 Series H-2, Remarketed, 6.050%, 7/01/31
                 (Alternative Minimum Tax)

       30,000   Minnesota Agricultural and Economic Development Board,               11/10 at 101.00           A         32,564,400
                 Healthcare System Revenue Bonds, Series 2000A, Fairview
                 Health Services, 6.375%, 11/15/29

        3,465   The Housing and Redevelopment Authority of the City of               11/15 at 103.00         AAA          4,383,121
                 St. Paul, Minnesota, Sales Tax Revenue Refunding Bonds,
                 Civic Center Project, Series 1996, 7.100%, 11/01/23 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.3%

        5,900   Mississippi Business Finance Corporation, Pollution Control          10/03 at 102.00        BBB-          5,816,928
                 Revenue Refunding Bonds, System Energy Resources, Inc.
                 Project, Series 1998, 5.875%, 4/01/22

        2,605   Mississippi Home Corporation, Single Family Mortgage Revenue          7/07 at 105.00         Aaa          2,798,630
                 Bonds, Series 1997D, Class 5, 6.750%, 7/01/29 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 3.9%

                Director of the State of Nevada, Department of Business and
                Industry, Las Vegas Monorail Project Revenue Bonds, 1st Tier
                Series 2000:
        8,500    0.000%, 1/01/26 - AMBAC Insured                                        No Opt. Call         AAA          2,572,100
        5,315    0.000%, 1/01/27 - AMBAC Insured                                        No Opt. Call         AAA          1,526,096
       21,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         22,266,930


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 4.1%

          720   Pollution Control Financing Authority of Camden County,               6/03 at 101.00          B2            691,661
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

       21,000   New Jersey Transportation Trust Fund Authority, Transportation        6/10 at 100.00      AA-***         24,588,060
                 System Bonds, 2000 Series B, 5.750%, 6/15/17
                 (Pre-refunded to 6/15/10)

        3,165   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00          A-          2,555,991
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.9%

        5,925   New Mexico Hospital Equipment Loan Council, Hospital                  8/11 at 101.00          A+          6,179,716
                 Revenue Bonds, Presbyterian Healthcare Services,
                 Series 2001A, 5.500%, 8/01/21

        5,675   Regents of the University of New Mexico, System Revenue                 No Opt. Call          AA          6,888,883
                 Bonds, Series 1992A Refunding, 6.250%, 6/01/12


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 25.1%

       11,000   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00          A3         10,258,160
                 Tobacco Settlement Asset-Backed Bonds, Series A,
                 6.400%, 7/15/33

       21,715   The City of New York, New York, General Obligation Bonds,             3/06 at 101.50           A         23,652,629
                 Fiscal 1996 Series I, 5.875%, 3/15/18

                The City of New York, New York, General Obligation Bonds, Fiscal
                2002 Series G:
        1,000    5.000%, 8/01/17                                                      8/12 at 100.00           A          1,024,110
       10,500    5.750%, 8/01/18                                                      8/12 at 100.00           A         11,347,350

        5,000   The City of New York, New York, General Obligation Bonds,             8/12 at 100.00           A          5,419,150
                 Fiscal 2003 Series A, 5.750%, 8/01/16


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

$               The City of New York, New York, General Obligation Bonds,
                Fiscal 1997 Series H:
           80    6.125%, 8/01/25 (Pre-refunded to 8/01/07)                            8/07 at 101.00        A***        $    93,900
        9,920    6.125%, 8/01/25                                                      8/07 at 101.00           A         10,959,715

       17,870   New York City Transitional Finance Authority, New York, Future        8/09 at 101.00      AA+***         21,171,661
                 Tax Secured Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24
                 (Pre-refunded to 8/15/09)

       15,000   Dormitory Authority of the State of New York, City University           No Opt. Call          A3         15,184,350
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1990D, 8.750%, 7/01/03

       20,000   Dormitory Authority of the State of New York, Mental Health           2/07 at 102.00         AA-         21,673,600
                 Services Facilities Improvement Revenue Bonds,
                 Series 1997A, 5.750%, 2/15/27

        4,500   New York State Energy Research and Development Authority,             7/03 at 102.00         AAA          4,598,280
                 Gas Facilities Revenue Bonds, Series C, The Brooklyn Union
                 Gas Company Project, 5.600%, 6/01/25 (Alternative
                 Minimum Tax) - MBIA Insured

        3,000   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          3,353,910
                 Brookdale Hospital Medical Center Secured Hospital
                 Revenue Bonds, 1995 Series A, 6.850%, 2/15/17
                 (Pre-refunded to 2/15/05)

        4,785   New York State Medical Care Facilities Finance Agency,               11/05 at 102.00         Aa1          5,147,703
                 Health Center Projects Revenue Bonds, Secured Mortgage
                 Program, Series 1995A, 6.375%, 11/15/19

       10,000   The Port Authority of New York and New Jersey, Special               12/07 at 102.00         AAA         10,898,800
                 Project Bonds, Series 6, JFK International Air Terminal LLC
                 Project, 5.750%, 12/01/22 (Alternative Minimum Tax) -
                 MBIA Insured

        7,000   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00         AAA          8,067,290
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
                 (Pre-refunded to 1/01/22)

       20,500   TSASC, Inc., New York, Tobacco Flexible Amortization                  7/09 at 101.00          A2         18,835,400
                 Bonds, Series 1999-1, 6.250%, 7/15/34


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.2%

        7,500   North Carolina Municipal Power Agency Number 1, Catawba               1/13 at 100.00         AAA          8,123,175
                 Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/19 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 4.3%

       22,905   City of Fargo, North Dakota, Health System Revenue Bonds,             6/10 at 101.00         AAA         24,307,702
                 MertiCare Obligated Group, Series 2000A, 5.625%, 6/01/31 -
                 FSA Insured

                North Dakota State Water Commission, Water Development Trust
                Fund, Water Development and Management Program Bonds, 2000
                Series A:
        2,230    5.700%, 8/01/18 - MBIA Insured                                       8/10 at 100.00         AAA          2,536,514
        2,450    5.750%, 8/01/19 - MBIA Insured                                       8/10 at 100.00         AAA          2,788,321


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.6%

       16,140   County of Montgomery, Ohio, Hospital Facilities Revenue                 No Opt. Call        BBB+         17,972,051
                 Bonds, Series 1999, Kettering Medical Center Network
                 Obligated Group, 6.300%, 4/01/12


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.0%

          300   Trustees of the Tulsa Municipal Airport Trust, Oklahoma,             12/08 at 100.00         CCC            168,075
                 Revenue Bonds, Refunding Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.5%

        5,000   Oregon Health Sciences University, Revenue Bonds,                     1/13 at 100.00         AAA          5,345,700
                 Series 2002A, 5.250%, 7/01/22 - MBIA Insured

                City of Portland, Oregon, Water System Revenue Bonds,
                2000 Series A:
        6,780    5.375%, 8/01/18                                                      8/10 at 100.00         Aa1          7,493,527
        3,655    5.500%, 8/01/20                                                      8/10 at 100.00         Aa1          4,027,189


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 6.5%

        5,000   Delaware County Industrial Development Authority,                     1/08 at 102.00         BBB          5,122,700
                 Pennsylvania, Resource Recovery Revenue Bonds,
                 Series 1997A Refunding, 6.200%, 7/01/19

       15,000   Delaware River Port Authority, Pennsylvania, Revenue                    No Opt. Call         AAA         16,796,250
                 Refunding Bonds, Series B of 1998, 5.250%,  1/01/08 -
                 AMBAC Insured

       15,050   Commonwealth of Pennsylvania, General Obligation Bonds,               9/11 at 101.00          AA         16,570,652
                 Second Series of 2001, 5.000%, 9/15/14

        5,000   Pennsylvania Higher Education Assistance Agency,                     12/10 at 100.00         AAA          5,938,600
                 Capital Acquisition Revenue Bonds, Series of 2000,
                 5.875%, 12/15/30 (Pre-refunded to 12/15/10) - MBIA Insured


                                       33


                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PUERTO RICO - 1.0%

$       8,400   The Children's Trust Fund, Puerto Rico, Tobacco Settlement            5/12 at 100.00          A-        $ 6,981,912
                 Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 5.4%

       24,730   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-         26,370,588
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22

        1,865   Three Rivers Solid Waste Authority, South Carolina, Solid             1/07 at 102.00         AAA          1,974,326
                 Waste Disposal Facilities Revenue Bonds, Series 1997,
                 5.300%, 1/01/27 - MBIA Insured

       10,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00          A-          8,592,100
                 South Carolina, Tobacco Settlement Asset-Backed
                 Bonds, Series 2001B, 6.375%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.9%

        5,000   The Health, Educational and Housing Facilities Board of               7/13 at 100.00          AA          5,069,350
                 Knox County, Tennessee, Hospital Facilities Revenue Bonds,
                 East Tennessee Children's Hospital, Series 2003A,
                 5.000%, 7/01/23 - RAAI Insured

        1,200   The Health and Educational Facilities Board of the                    7/03 at 102.00         N/R          1,097,640
                 Metropolitan Government of Nashville and Davidson
                 Counties, Tennessee, Revenue Refunding Bonds, Series 1998,
                 The Blakeford at Green Hills, 5.650%, 7/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 25.9%

        5,000   Alliance Airport Authority, Inc., Texas, Special Facilities           6/03 at 100.00        Caa2          1,750,200
                 Revenue Bonds, Series 1990, American Airlines, Inc.
                 Project, 7.500%, 12/01/29 (Alternative Minimum Tax)

                Arlington Independent School District, Tarrant County, Texas,
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
        3,710    0.000%, 2/15/12                                                       2/05 at 67.33         Aaa          2,397,179
        3,710    0.000%, 2/15/13                                                       2/05 at 62.94         Aaa          2,241,026

       12,000   City of Austin, Texas, Hotel Occupancy Tax Subordinate               11/09 at 100.00         AAA         13,455,000
                 Lien Revenue Refunding Bonds, Series 1999,
                 5.800%, 11/15/29 - AMBAC Insured

       14,200   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call         BBB         13,864,880
                 Refunding Bonds, TXU Electric Company Project, Series 2001C,
                 5.750%, 5/01/36 (Alternative Minimum Tax) (Mandatory
                 put 11/01/11)

                Brownsville Independent School District, Cameron County, Texas,
                Unlimited Tax School Building Bonds, Series 1999:
        5,015    5.625%, 8/15/25                                                      8/09 at 100.00         AAA          5,495,838
        8,825    5.625%, 8/15/29                                                      8/09 at 100.00         AAA          9,663,993

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                Series 2000:
       17,325    5.400%, 2/15/18                                                      2/10 at 100.00         AAA         18,996,689
       10,000    5.650%, 2/15/19                                                      2/10 at 100.00         AAA         11,162,300
        6,880    5.700%, 2/15/20                                                      2/10 at 100.00         AAA          7,687,918
        8,020    5.700%, 2/15/21                                                      2/10 at 100.00         AAA          8,947,994

        6,000   Dallas-Fort Worth International Airport Facility Improvement         11/09 at 101.00        Caa2          2,070,300
                 Corporation, Texas, American Airlines, Inc. Revenue Bonds,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

       14,375   Dallas-Fort Worth International Airport Facilities Improvement       11/07 at 100.00        Caa2          5,044,619
                 Corporation, Texas, Revenue Refunding Bonds, Series 2000C,
                 American Airlines, Inc., 6.150%, 5/01/29 (Alternative
                 Minimum Tax) (Mandatory put 11/01/07)

       21,500   City of Houston, Texas, Airport System Subordinate Lien               7/10 at 100.00         AAA         22,980,275
                 Revenue Bonds, Series 2000B, 5.500%, 7/01/30 - FSA Insured

       22,500   City of Houston Water and Sewer System, Texas, Junior Lien           12/10 at 100.00         AAA         23,502,825
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30 -
                 FGIC Insured

        1,250   City of Houston Water and Sewer System, Texas, Junior Lien           12/11 at 100.00         AAA          1,308,113
                 Revenue Refunding Bonds, Series 2001A,
                 5.000%, 12/01/20 - FSA Insured

       15,000   San Antonio Independent School District, Bexar County,                8/09 at 100.00         AAA         17,611,800
                 Texas, Unlimited Tax School Building Bonds, Series 1999,
                 5.800%, 8/15/29 (Pre-refunded to 8/15/09)

        4,359   Texas General Services Commission, Participation Interests,           9/03 at 100.50           A          4,430,843
                 Series 1992, 7.500%, 9/01/22

        3,970   City of Wichita Falls, Wichita County, Texas, Water and Sewer         8/11 at 100.00         AAA          4,131,698
                 System Priority Lien Revenue Bonds, Series 2001,
                 5.000%, 8/01/21 - AMBAC Insured


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 15.9%

$       5,500   Public Utility District No. 1 of Clark County, Washington,            1/11 at 100.00         AAA        $ 5,746,070
                 Generating System Revenue Refunding Bonds, Series 2000,
                 5.125%, 1/01/20 - FSA Insured

        2,755   Cowlitz County, Washington, Special Sewer Revenue Refunding             No Opt. Call         AAA          3,193,872
                 Bonds, Series 2002, CSOB Wastewater Treatment Facilities,
                 5.500%, 11/01/16 - FGIC Insured

       10,000   Energy Northwest, Washington, Nuclear Project No. 3 Electric          7/11 at 101.00         AAA         11,082,500
                 Revenue Bonds, Series 2001A Refunding, 5.500%, 7/01/17 -
                 FSA Insured

        2,500   King County, Washington, Sewer Revenue Bonds, Series 2001,            1/12 at 100.00         AAA          2,586,025
                 5.000%, 1/01/23 - FGIC Insured

       33,490   Port of Seattle, Washington, Revenue Bonds, Series 2000A,             8/10 at 100.00         AAA         36,758,624
                 5.625%, 2/01/30 - MBIA Insured

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,             8/10 at 100.00         AAA          7,321,061
                 5.625%, 2/01/24 (Alternative Minimum Tax) - MBIA Insured

                Seattle, Washington, General Obligation Bonds, Series 2002
                Refunding and Improvement:
        6,165    4.400%, 12/01/19                                                    12/12 at 100.00         AAA          6,231,644
        6,445    4.500%, 12/01/20                                                    12/12 at 100.00         AAA          6,522,404

        6,630   City of Tacoma, Washington, Electric System Revenue Bonds,            1/11 at 101.00         AAA          7,464,054
                 Series 2001A Refunding, 5.750%, 1/01/17 - FSA Insured

        9,000   State of Washington, Motor Vehicle Fuel Tax General Obligation        1/12 at 100.00         AAA          9,395,100
                 Bonds, Series 2002C, 5.000%, 1/01/21 - FSA Insured

        7,890   Washington State Higher Education Facilities Authority,              11/09 at 101.00          AA          8,794,589
                 Revenue Bonds, Pacific Lutheran University Project,
                 Series 1999, 5.950%, 11/01/29 - RAAI Insured

        3,520   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         Aaa          3,596,278
                 Bonds, Children's Hospital and Regional Medical Center,
                 Series 2001, 5.000%, 10/01/21 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.2%

        1,250   Wisconsin Health and Educational Facilities Authority,                3/08 at 101.00         N/R          1,067,550
                 Revenue Bonds, Series 1998, United Lutheran Program for
                 the Aging, Inc., 5.700%, 3/01/28


------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.4%

        2,800   Town of Jackson, Wyoming, National Rural Utilities Cooperative        5/07 at 101.00           A          2,922,551
                 Finance Corporation, Guaranteed Gas Supply Revenue Bonds,
                 Lower Valley Power & Light, Inc. Project, Series 1997B,
                 5.875%, 5/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$   1,033,109   Total Long-Term Investments (cost $989,034,901) - 152.4%                                              1,041,747,510
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.0%

        2,745   Indiana Health Facility Financing Authority, Variable Rate                                   A-1          2,745,000
                 Demand Revenue Bonds, Fayette Memorial Hospital
                 Association, Series 2002A, 1.400%, 10/01/32+

        2,400   Minnesota Higher Education Facilities Authority, Variable Rate                            VMIG-1          2,400,000
                 Demand Revenue Bonds, Olaf College, Series 2002-5M1,
                 1.350%, 10/01/32+

        1,975   Health and Educational Facilities Authority of the State of                                   A1          1,975,000
                 Missouri, Educational Facilities Revenue Bonds, Saint Louis
                 University, Series 2002, Variable Rate Demand Obligations,
                 1.400%, 7/01/32+
------------------------------------------------------------------------------------------------------------------------------------
$       7,120   Total Short-Term Investments (cost $7,120,000)                                                            7,120,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $996,154,901) - 153.4%                                                        1,048,867,510
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                     14,825,743
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.6)%                                                       (380,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $683,693,253
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligation with respect to these bonds and thus has stopped accruing interest.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       35


                            Nuveen Dividend Advantage Municipal Fund (NAD)
                            Portfolio of
                                   INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 0.2%

$       1,500   Alabama 21st Century Authority, Tobacco Settlement Revenue            6/10 at 102.00          A1        $ 1,296,270
                 Bonds, Series 2000, 5.750%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 2.5%

       15,000   Maricopa County, Arizona, Pollution Control Corporation,                No Opt. Call         BB+         15,200,100
                  Pollution Control Revenue Remarketing Bonds, Series 1994A,
                 El Paso Electric Company, 6.375%, 7/01/14 (Mandatory
                 put 8/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 1.7%

        9,375   Sacramento County Sanitation Districts Financing Authority,          12/05 at 101.00          AA         10,435,781
                 California, Revenue Bonds, Series 2000A, Sacramento Regional
                 County Sanitation District, 5.875%, 12/01/27


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.6%

       10,000   City and County of Denver, Colorado, Airport Revenue Bonds,          11/06 at 101.00         AAA         10,791,400
                 Series 1996D, 5.500%, 11/15/25 - MBIA Insured

        1,475   City and County of Denver, Colorado, Multifamily Housing             10/07 at 102.00         AAA          1,533,395
                 Revenue Bonds (FHA-Insured Mortgage Loan - The Boston
                 Lofts Project), Series 1997A, 5.750%, 10/01/27 (Alternative
                 Minimum Tax)

        3,205   City and County of Denver, Colorado, Airport Special Facilities       1/09 at 101.00         AAA          3,589,215
                 Revenue Bonds (Rental Car Projects), Series 1999A,
                 6.000%, 1/01/12 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.5%

                Connecticut Development Authority, Health Facility Refunding
                Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                Inc. Project, Series 1994A:
          560    6.875%, 8/15/04                                                        No Opt. Call         N/R            560,571
        2,700    7.125%, 8/15/14                                                      8/04 at 102.00         N/R          2,633,364


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.7%

        1,630   Florida Housing Finance Agency, Housing Revenue Bonds,               12/07 at 102.00         AAA          1,721,981
                 1997 Series F, Mar Lago Village Apartments Project,
                 5.800%, 12/01/17 (Alternative Minimum Tax) - AMBAC Insured

       13,625   Industrial Development Authority, Martin County, Florida,            12/04 at 102.00        BBB-         14,289,219
                  Industrial Development Revenue Bonds, Indiantown
                 Cogeneration, L.P. Project, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.4%

        4,000   Water and Sewerage Authority, Forsyth County, Georgia,                4/10 at 102.00       AA***          4,763,400
                 Revenue Bonds, Series 2000, 6.000%, 4/01/25 (Pre-refunded
                 to 4/01/10)

        3,500   The Hospital Authority of Hall County and the City of                 5/09 at 101.00         AAA          3,714,795
                 Gainesville, Revenue Anticipation Certificates, Northeast
                 Georgia Health System, Inc. Project, Series 1999,
                 5.500%, 5/15/29 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.9%

        1,140   Idaho Housing and Finance Association, Single Family                  7/09 at 101.00         Aa2          1,205,037
                 Mortgage Bonds, 1999 Series E, 5.750%, 1/01/21 (Alternative
                 Minimum Tax)

        2,010   Idaho Housing and Finance Association, Single Family Mortgage         1/10 at 100.00         Aa2          2,157,172
                 Bonds, 2000 Series D, 6.350%, 7/01/22 (Alternative
                 Minimum Tax)

        2,000   Idaho Housing and Finance Association, Single Family                  7/10 at 100.00         Aaa          2,144,240
                 Mortgage Bonds, 2000 Series E, 5.950%, 7/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 33.6%

        3,635   Village of Channahon, Illinois, Revenue Refunding Bonds,             12/09 at 102.00        BBB+          3,808,244
                 Series 1999, Morris Hospital, 5.750%, 12/01/12

       22,750   City of Chicago, Illinois, General Obligation Bonds, Emergency          No Opt. Call         AAA         25,906,335
                 Telephone System Refunding, Series 1999, 5.500%, 1/01/23 -
                 FGIC Insured


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$       7,250   Chicago School Reform Board of Trustees of the Board of                 No Opt. Call         AAA        $ 8,279,572
                 Education of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                 5.500%, 12/01/26 - FGIC Insured

                City of Chicago, Illinois, Multifamily Housing Revenue Bonds,
                Archer Court Apartments, FHA/GNMA, Series 1999A:
          955    5.500%, 12/20/19 (Alternative Minimum Tax)                          10/10 at 101.00         AAA          1,005,147
        1,210    5.600%, 12/20/29 (Alternative Minimum Tax)                          10/10 at 101.00         AAA          1,253,366
        1,925    5.650%, 12/20/40 (Alternative Minimum Tax)                          10/10 at 101.00         AAA          1,992,240

        4,940   City of Chicago, Illinois, Wastewater Transmission Revenue            1/06 at 102.00         AAA          5,036,528
                 Bonds, Series 1995, 5.125%, 1/01/25 -  FGIC Insured

        5,000   City of Chicago, Illinois, Water Revenue Bonds, Series 1997,         11/07 at 102.00         AAA          5,246,450
                 5.250%, 11/01/27 - FGIC Insured

       24,835   Illinois Development Finance Authority, Refunding Revenue             9/07 at 102.00         AAA         27,232,074
                 Bonds, Series 1999 (The Presbyterian Home Lake Forest
                 Project), 5.625%, 9/01/31 - FSA Insured

        3,935   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa          2,376,071
                 Program Revenue Bonds, Series 1999A, Round Lake Community
                 Unit School District Number 116 Project, 0.000%, 1/01/15 -
                 MBIA Insured

        2,750   Illinois Educational Facilities Authority, Revenue Bonds, MJH         9/09 at 100.00         AAA          2,998,380
                 Education Assistance Illinois, LLC, Series 1998D,
                 5.450%, 9/01/14 - AMBAC Insured

                Illinois Health Facilities Authority, Revenue Bonds,
                Series 1997A (Loyola University Health System):
        1,600    5.000%, 7/01/24 (Pre-refunded to 7/01/07) - MBIA Insured             7/07 at 101.00         AAA          1,795,856
        5,400    5.000%, 7/01/24 - MBIA Insured                                       7/07 at 101.00         AAA          5,452,434

        5,490   Illinois Health Facilities Authority, Revenue Refunding Bonds,        2/07 at 102.00           A          5,677,703
                 Series 1996B, Sarah Bush Lincoln Health Center,
                 5.500%, 2/15/16

       17,280   Illinois Health Facilities Authority, Converted Adjustable Rate      10/07 at 102.00         AAA         20,348,410
                 Revenue Bonds, Series 1991A, Highland Park Hospital,
                 6.000%, 10/01/15 (Pre-refunded to 10/01/07) - FGIC Insured

        9,960   Illinois Health Facilities Authority, Revenue Bonds, University       8/11 at 103.00         Aa1         10,930,204
                 of Chicago Project, Series 1985A Remarketed, 5.500%, 8/01/20

        7,245   Illinois Health Facilities Authority, Revenue Refunding Bonds,        7/03 at 100.00         BB+          7,243,696
                 Series 1991, Proctor Community Hospital Project,
                 7.375%, 1/01/23

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
        9,750    0.000%, 12/15/22 - MBIA Insured                                        No Opt. Call         AAA          3,594,338
       13,000    0.000%, 12/15/23 - MBIA Insured                                        No Opt. Call         AAA          4,509,310

       20,500   Metropolitan Pier and Exposition Authority, Illinois,                12/09 at 101.00         AAA         22,210,315
                 McCormick Place Expansion Project Bonds, Series 1999A,
                 5.500%, 12/15/24 - FGIC Insured

                Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                McHenry and Will Counties, Illinois, General Obligation Bonds,
                Series 1999:
       22,650    5.750%, 6/01/19 - FSA Insured                                          No Opt. Call         AAA         26,856,784
        3,500    5.750%, 6/01/23 - FSA Insured                                          No Opt. Call         AAA          4,107,635

        5,000   Robbins, Illinois, Resource Recovery Revenue Bonds,                     No Opt. Call         N/R          2,193,750
                 Restructuring Project, Series 1999C, Guaranteed by
                 Foster Wheeler, 7.250%, 10/15/24 (Alternative Minimum Tax)

        4,500   Will County School District No. 122, New Lenox, Illinois,               No Opt. Call         Aaa          2,153,790
                 General Obligation Bonds, Series 2000B, 0.000%, 11/01/18 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.8%

        8,000   Indiana Health Facility Financing Authority, Hospital                 8/10 at 101.50         AAA          8,435,360
                 Revenue Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/26 - MBIA Insured

        8,755   Indiana Health Facility Financing Authority, Hospital Revenue        11/09 at 101.00         AAA         10,223,301
                 Bonds, Charity Obligated Group, Series 1999D,
                 5.500%, 11/15/24 (Pre-refunded to 11/15/09) - MBIA Insured

        4,190   City of Indianapolis, Indiana, Economic Development Revenue           6/09 at 101.00         Aa3          4,465,451
                 Bonds, Park Tudor Foundation, Inc. Project, Series 1999,
                 5.700%, 6/01/24


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 2.0%

       11,175   Iowa Higher Education Loan Authority, Private College Facility       10/10 at 102.00         N/R         11,875,114
                 Revenue Bonds, Waldorf College Project, Series 1999,
                 7.375%, 10/01/19


                                       37


                            Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                KANSAS - 0.6%

$       3,825   City of Wichita, Kansas, Water and Sewer Utility Revenue             10/06 at 101.00         AAA        $ 3,753,626
                 Bonds, Series 1999, 4.000%, 10/01/18 -  FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 5.5%

        3,030   School District Finance Corporation, Hardin County, Kentucky,         2/10 at 101.00         Aa3          3,410,992
                  School Building Revenue Bonds, Series 2000, 5.750%, 2/01/20

                Kentucky Economic Development Finance Authority, Hospital
                System Refunding and Improvement Revenue Bonds, Series 1997,
                Appalachian Regional Healthcare, Inc. Project:
        1,850    5.850%, 10/01/17                                                     4/08 at 102.00         BB-          1,679,393
        5,000    5.875%, 10/01/22                                                     4/08 at 102.00         BB-          4,411,650

                Public Properties Corporation, City of Newport, Kentucky, First
                Mortgage Revenue Bonds, Series 2000A, Public Parking and Plaza
                Project:
       16,730    8.375%, 1/01/18                                                      7/10 at 104.00         N/R         16,169,712
        3,000    8.500%, 1/01/27                                                      7/10 at 104.00         N/R          2,883,420
        4,985    8.375%, 1/01/27                                                      7/10 at 104.00         N/R          4,679,469


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.7%

        2,245   City of Lafayette, State of Louisiana, Public Improvement             5/10 at 101.50         AAA          2,475,180
                 Sales Tax Bonds, Series 2000B, 5.625%, 5/01/25 - FGIC Insured

        9,545   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00          A-          7,714,842
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.9%

        5,000   Community Development Administration, Maryland Department             9/09 at 100.00         Aa2          5,299,950
                 of Housing and Community Development, Residential Revenue
                 Bonds, 2000 Series G, 5.950%, 9/01/29 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.8%

        1,500   Industrial Development Financing Authority, Boston,                   9/12 at 102.00         N/R          1,495,950
                 Massachusetts, Subordinate Revenue Bonds, Crosstown
                 Center Project, Series 2002, 8.000%, 9/01/35 (Alternative
                 Minimum Tax)

          785   Massachusetts Port Authority, Special Facilities Revenue              9/06 at 102.00         AAA            817,318
                 Bonds, US Air Project, Series 1996-A, 5.875%, 9/01/23
                 (Alternative Minimum Tax) - MBIA Insured

        7,000   Massachusetts Port Authority, Special Facilities Revenue              7/07 at 102.00         AAA          7,552,370
                 Bonds, BOSFUEL Project, Series 1997, 5.500%, 7/01/18
                 (Alternative Minimum Tax) - MBIA Insured

        1,170   Massachusetts Housing Finance Agency, Single Family                  12/04 at 102.00          AA          1,217,444
                 Housing Revenue Bonds, Series 32, 6.600%, 12/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
               MICHIGAN - 1.6%

                City of Detroit, Michigan, Water Supply System Revenue Senior
                Lien Bonds, 2001 Series A:
        2,565    5.250%, 7/01/33 (Pre-refunded to 7/01/11) - FGIC Insured             7/11 at 100.00         AAA          2,923,459
        2,435    5.250%, 7/01/33 - FGIC Insured                                       7/11 at 100.00         AAA          2,542,457

        4,000   Charter County of Wayne, Michigan, Detroit Metropolitan              12/08 at 101.00         AAA          4,235,560
                 Wayne County Airport, Airport Revenue Bonds, Series 1998A,
                 5.375%, 12/01/16 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.8%

        2,250   Minneapolis-St. Paul Metropolitan Airports Commission,                4/11 at 101.00         N/R          1,497,398
                 Minnesota, Special Facilities Revenue Bonds, Northwest
                 Airlines, Inc. Project, Series 2001A, 7.000%, 4/01/25
                 (Alternative Minimum Tax)

        2,875   Minnesota Housing Finance Agency, Single Family Mortgage              1/10 at 101.00         AA+          3,017,629
                 Bonds, 1998 Series H-1 Fixed-Rate Remarketing,
                 5.650%, 7/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.4%

                Health and Educational Facilities Authority, State of Missouri,
                Revenue Bonds, SSM Health Care, Series 2001A:
        4,370    5.250%, 6/01/21 - AMBAC Insured                                      6/11 at 101.00         AAA          4,583,780
        3,670    5.250%, 6/01/28 - AMBAC Insured                                      6/11 at 101.00         AAA          3,799,588


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MONTANA - 1.1%

$       4,945   Montana Board of Housing, Single Family Program Bonds,               12/09 at 100.00         AA+        $ 5,307,370
                 2000 Series A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        1,000   Montana Higher Education Student Assistance Corporation,             12/09 at 100.00          A2          1,058,720
                 Student Loan Revenue Bonds, Subordinate Series 1999B,
                 6.400%, 12/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.4%

        2,000   Nebraska Higher Education Loan Program, Inc., Senior                    No Opt. Call         AAA          2,249,300
                 Subordinate Bonds, Series A-5A, 6.200%, 6/01/13 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.2%

        6,695   New Hampshire Housing Finance Authority, Single Family                7/05 at 102.00         Aa2          6,982,885
                 Mortgage Acquisition Revenue Bonds, 1995 Series D,
                 6.550%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 8.2%

        4,000   Higher Education Student Assistance Authority, State of               6/10 at 101.00         AAA          4,464,360
                 New Jersey, Student Loan Revenue Bonds, 2000 Series A,
                 6.000%, 6/01/13 (Alternative Minimum Tax) - MBIA Insured

        2,000   New Jersey Health Care Facilities Financing Authority,                8/11 at 100.00         AAA          2,067,460
                 Revenue Bonds, Jersey City Medical Center Issue,
                 FHA-Insured Mortgage, Series 2001, 4.800%, 8/01/21 -
                 AMBAC Insured

       15,600   New Jersey Economic Development Authority, Solid Waste                  No Opt. Call         N/R         10,920,000
                 Facilities Revenue Bonds, Bridgewater Resources, Inc.
                 Project, Series 1999B, 8.250%, 6/01/19 (Alternative
                 Minimum Tax)#

        4,130   New Jersey Transit Corporation, Federal Transit                         No Opt. Call         AAA          4,776,304
                 Administration Grants, Certificates of Participation,
                 Series 2002A, 5.500%, 9/15/13 - AMBAC Insured

        4,000   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-          4,750,720
                 System Bonds, 1999 Series A, 5.750%, 6/15/18

       10,000   The Port Authority of New York and New Jersey, Special               12/07 at 102.00         AAA         11,254,000
                 Project Bonds, Series 6, JFK International Air Terminal LLC
                 Project, 5.900%, 12/01/17 (Alternative Minimum Tax) -
                 MBIA Insured

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
       10,000    5.750%, 6/01/32                                                      6/12 at 100.00          A-          8,525,800
        3,165    6.125%, 6/01/42                                                      6/12 at 100.00          A-          2,555,991


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 19.9%

        1,940   Industrial Development Agency, County of Cattaraugus,                   No Opt. Call         N/R          1,714,533
                 New York, Tax- Exempt Industrial Development Revenue
                 Bonds, Series 1999A (Laidlaw Energy & Environmental, Inc.
                 Project), 8.500%, 7/01/21 (Alternative Minimum Tax)

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 1998A:
        5,000    5.250%, 12/01/26 - FSA Insured                                       6/08 at 101.00         AAA          5,210,550
        5,000    5.500%, 12/01/29                                                     6/03 at 101.00          A-          5,065,100

                County of Nassau, New York, General Obligation Serial
                General Improvement Bonds, Series B:
        4,005    5.250%, 6/01/19 - AMBAC Insured                                      6/09 at 102.00         AAA          4,297,085
        7,005    5.250%, 6/01/20 - AMBAC Insured                                      6/09 at 102.00         AAA          7,504,106
        7,005    5.250%, 6/01/21 - AMBAC Insured                                      6/09 at 102.00         AAA          7,442,883

        2,000   The City of New York, New York, General Obligation Bonds,             2/08 at 101.00         AAA          2,197,460
                 Fiscal 1998 Series E, 5.250%, 8/01/14 - AMBAC Insured

       14,000   The City of New York, New York, General Obligation Bonds,             2/08 at 101.00         AAA         14,837,760
                 Fiscal 1998 Series F, 5.375%, 8/01/19 - MBIA Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal 1998 Series A:
        2,525    5.000%, 8/15/27 (Pre-refunded to 8/15/07)                            8/07 at 101.00      AA+***          2,850,473
           50    5.000%, 8/15/27                                                      8/07 at 101.00         AA+             50,792

       12,350   New York City Transitional Finance Authority, New York,               5/10 at 101.00      AA+***         14,408,622
                 Future Tax Secured Bonds, Fiscal 2000 Series C,
                 5.500%, 11/01/29 (Pre-refunded to 5/01/10)

       10,000   New York City Transitional Finance Authority, New York,               8/09 at 101.00      AA+***         11,847,600
                 Future Tax Secured Bonds, Fiscal 2000 Series A,
                 5.750%, 8/15/24 (Pre-refunded to 8/15/09)

        4,470   Dormitory Authority of the State of New York, Mental Health           2/06 at 102.00         AAA          4,617,108
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.125%, 8/15/21 - MBIA Insured


                                       39


                            Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

$       4,400   Dormitory Authority of the State of New York, Mental Health           2/07 at 102.00         AAA        $ 4,647,192
                 Services Facilities Improvement Revenue Bonds, Series 1996E,
                 5.250%, 2/15/18 - AMBAC Insured

        2,170   Dormitory Authority of the State of New York, Frances                 7/07 at 102.00          AA          2,379,969
                 Schervier Home and Hospital Insured Revenue Bonds
                 (Franciscan Health Partnership Obligated Group), Series 1997,
                 5.500%, 7/01/17 - RAAI Insured

        7,500   Dormitory Authority of the State of New York, Secured Hospital        2/08 at 101.50         AAA          7,976,325
                 Revenue Refunding Bonds, Wyckoff Heights Medical Center,
                 Series 1998H, 5.300%, 8/15/21 - MBIA Insured

       10,000   Dormitory Authority of the State of New York, City University         7/09 at 101.00         AAA         11,681,300
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1999 Series 1, 5.500%, 7/01/29 (Pre-refunded
                 to 7/01/09) - FSA Insured

        2,000   Dormitory Authority of the State of New York, City University         1/08 at 102.00         AAA          2,303,320
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1997 Series 1, 5.375%, 7/01/24 (Pre-refunded to
                 1/01/08) - FSA Insured

        7,500   New York State Urban Development Corporation, Correctional            1/06 at 102.00         AAA          8,387,925
                 Facilities Revenue Bonds, Series 6, 5.375%, 1/01/25
                 (Pre-refunded to 1/01/06) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.6%

        3,000   County of Wake, North Carolina, General Obligation School             2/11 at 102.00         AAA          3,324,750
                 Bonds, Series 2001B, 5.250%, 2/01/17


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.4%

        2,300   Amherst Exempted Village School District, Ohio, General              12/11 at 100.00         Aaa          2,432,733
                 Obligation Unlimited Tax School Improvement Bonds,
                 Series 2001, 5.125%, 12/01/21 - FGIC Insured

        3,635   County of Franklin, Ohio, Multifamily Housing Mortgage                1/05 at 103.00          Aa          3,712,207
                 Revenue Bonds, Series 1994A, FHA-Insured Mortgage
                 Loan - Hamilton Creek Apartments Project, 5.550%, 7/01/24
                 (Alternative Minimum Tax)

        5,750   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          5,286,550
                 Revenue Bonds, Bay Shore Power Project, Convertible
                 Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)

       13,700   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R         13,688,629
                 Revenue Bonds, Bay Shore Power Project, Convertible
                 Series 1998B, 6.625%, 9/01/20 (Alternative Minimum Tax)

        1,115   Warren County, Ohio, General Obligation Special Assessment           12/07 at 101.00         Aa2          1,249,569
                  Bonds, Waterstone Boulevard, Series 1997, 5.500%, 12/01/17


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.4%

        2,255   Portland, Oregon, Downtown Waterfront Urban Renewal and               6/10 at 101.00         Aaa          2,483,792
                 Redevelopment Bonds, 2000 Series A, 5.500%, 6/15/20 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 5.0%

        3,480   Hospital Development Authority, Allegheny County,                    11/10 at 102.00          B+          3,936,785
                 Pennsylvania, Health System Revenue Bonds, Series 2000B,
                 West Penn Allegheny Health System, 9.250%, 11/15/22

        2,365   Carbon County Industrial Development Authority,                         No Opt. Call        BBB-          2,472,584
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 2000 Series (Panther Creek Partners Project), 6.650%, 5/01/10
                 (Alternative Minimum Tax)

       18,900   City of Philadelphia, Pennsylvania, Airport Revenue Bonds,            6/08 at 102.00         AAA         20,119,995
                 Series 1998A, Philadelphia Airport System Refunding,
                 5.500%, 6/15/18 (Alternative Minimum Tax) - FGIC Insured

        3,205   The School District of Philadelphia, Pennsylvania, General            8/12 at 100.00         AAA          3,634,758
                 Obligation Bonds, Series 2002B, 5.625%, 8/01/16 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.7%

        2,015   City of Central Falls, Rhode Island, General Obligation               5/09 at 102.00          AA          2,252,085
                 School Bonds, 6.250%, 5/15/20 - RAAI Insured

        3,500   Providence Redevelopment Agency, Rhode Island, Public Safety          4/10 at 101.00         Aaa          3,921,680
                 and Municipal Building Projects, Revenue Bonds,
                 1999 Series A, 5.750%, 4/01/29 - AMBAC Insured

       12,000   Tobacco Settlement Financing Corporation, Rhode Island,               6/12 at 100.00          A-         10,263,000
                 Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TENNESSEE - 3.0%

$       5,260   Memphis-Shelby County Airport Authority, Tennessee,                   3/10 at 101.00         AAA        $ 5,743,710
                 Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24
                 (Alternative Minimum Tax) - AMBAC Insured

        2,425   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/11 at 100.00         AAA          2,500,903
                 Revenue Bonds, Series 2001B, 5.125%, 3/01/26 - FSA Insured

        6,415   Tennessee Housing Development Agency, Homeownership                   7/10 at 101.00          AA          7,007,746
                 Program Bonds, Issue 2000-1, 6.375% 7/01/25
                 (Alternative Minimum Tax)

        2,475   Tennessee Housing Development Agency, Homeownership                   7/10 at 100.00          AA          2,684,088
                 Program Bonds, Issue 2000-2B, 6.250%, 1/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 13.4%

        1,000   Alliance Airport Authority, Inc., Texas, Special Facilities           6/03 at 100.00        Caa2            350,040
                 Revenue Bonds, Series 1990, American Airlines, Inc.
                 Project, 7.500%, 12/01/29 (Alternative Minimum Tax)

       10,000   Austin, Texas, Airport System Prior Lien Revenue Bonds,              11/05 at 102.00         AAA         11,054,000
                 Series 1995A, 6.125%, 11/15/25 (Alternative
                 Minimum Tax) - MBIA Insured

        2,560   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00         BBB          2,672,538
                 Bonds, TXU Electric Company Project, Series 1999C
                 Refunding, 7.700%, 4/01/32 (Alternative Minimum Tax)

        4,675   Carrollton-Farmers Branch Independent School District,                2/09 at 100.00         AAA          5,489,946
                 Dallas County, Texas, School Building Unlimited Tax Bonds,
                 Series 1999, 6.000%, 2/15/20 (Pre-refunded to 2/15/09)

                Coppell Independent School District, Dallas County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 1999:
        5,130    0.000%, 8/15/20                                                       8/09 at 52.47         AAA          1,950,580
        7,000    0.000%, 8/15/21                                                       8/09 at 49.48         AAA          2,497,740
        7,345    0.000%, 8/15/23                                                       8/09 at 44.01         AAA          2,312,353
        7,000    0.000%, 8/15/24                                                       8/09 at 41.50         AAA          2,071,930
        7,350    0.000%, 8/15/25                                                       8/09 at 39.14         AAA          2,044,109
        7,000    0.000%, 8/15/26                                                       8/09 at 36.91         AAA          1,831,410

        2,000   Dallas-Ft. Worth, Texas, International Airport Facilities            11/05 at 100.00        Caa2            753,760
                 Improvement Corporation, Revenue Refunding Bonds,
                 Series 2000B, American Airlines, 6.050%, 5/01/29
                 (Alternative Minimum Tax) (Mandatory put 11/01/05)

        6,000   Dallas-Fort Worth, Texas, International Airport Facilities           11/07 at 100.00        Caa2          2,105,580
                 Improvement Corporation, Revenue Refunding Bonds,
                 Series 2000C, American Airlines, 6.150%, 5/01/29
                 (Alternative Minimum Tax) (Mandatory put 11/01/07)

                Health Facilities Development Corporation, Harris County,
                Texas, Revenue Bonds, Christus Health, Series 1999A:
       12,000    5.375%, 7/01/24 - MBIA Insured                                       7/09 at 101.00         AAA         12,417,240
       11,000    5.375%, 7/01/29 - MBIA Insured                                       7/09 at 101.00         AAA         11,335,390

        2,500   Jefferson County, Texas, Certificates of Obligation,                  8/10 at 100.00         AAA          2,972,900
                 Series 2000, 6.000%, 8/01/25 (Pre-refunded to 8/01/10) -
                 FSA Insured

        4,245   Laredo Independent School District, Webb County, Texas,               8/09 at 100.00         AAA          4,455,679
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.250%, 8/01/24

        2,000   City of Laredo, Texas, Sports Venue Sales Tax Revenue                 3/09 at 100.00         AAA          2,104,560
                 Bonds, Series 2001, 5.300%, 3/15/26 - FGIC Insured

        1,500   City of Port Arthur, Jefferson County, Texas, General Obligation      2/07 at 100.00         AAA          1,528,125
                 Bonds, Series 1997, 5.000%, 2/15/21 - MBIA Insured

       10,000   Health Facilities Development Corporation, Tarrant County,            2/08 at 102.00         AAA         10,512,900
                 Texas, Texas Health Resources System Revenue Bonds,
                 Series 1997A, 5.250%, 2/15/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.6%

          310   Utah Housing Finance Agency, Single Family Mortgage                   7/04 at 102.00         AAA            320,162
                 Bonds, 1994 Issue F, Federally Insured or Guaranteed
                 Mortgage Loans, 7.000%, 7/01/27 (Alternative
                 Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds, 1999
                Series C-2 Class I Bonds:
        2,655    5.700%, 7/01/19 (Alternative Minimum Tax)                            1/10 at 101.50         AAA          2,815,707
        1,215    5.750%, 7/01/21 (Alternative Minimum Tax)                            1/10 at 101.50          AA          1,290,537


                                       41


                            Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTAH (continued)

$       2,195   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/09 at 101.00          AA        $ 2,364,586
                 1999 Series D, Federally Insured or Guaranteed Loans,
                 5.850%, 7/01/21 (Alternative Minimum Tax)

          605   Utah Housing Finance Agency, Single Family Mortgage                   7/09 at 101.50         Aa2            654,628
                 Bonds, 1999 Series F, 6.300%, 7/01/21 (Alternative
                 Minimum Tax)

        1,800   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00         AA-          1,891,260
                 2000 Series F-2, Class III, 6.000%, 1/01/15 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.4%

        4,815   Metropolitan Washington Airports Authority, Virginia, Airport        10/04 at 100.00         AAA          5,014,148
                 System Revenue Bonds, Series 1994A, 5.500%, 10/01/24
                 (Alternative Minimum Tax) - MBIA Insured

        3,395   Virginia Small Business Financing Authority, Industrial              11/09 at 102.00         N/R          3,406,068
                 Development Revenue Bonds, S.I.L. Clean Water, L.L.C.
                 Project, Series 1999, 7.250%, 11/01/24 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.7%

        4,000   Energy Northwest, Washington, Nuclear Project No. 3 Electric          7/13 at 100.00         Aa1          4,421,320
                  Revenue Bonds, Series 2003A Refunding, 5.500%, 7/01/17

                Port of Seattle, Washington, Special Facility Revenue Bonds,
                Terminal 18 Project, Series 1999B:
        1,755    6.000%, 9/01/15 (Alternative Minimum Tax) - MBIA Insured             3/10 at 101.00         AAA          1,970,251
        2,590    6.000%, 9/01/16 (Alternative Minimum Tax) - MBIA Insured             3/10 at 101.00         AAA          2,892,875

                Port of Seattle, Washington, Special Facility Revenue Bonds,
                Terminal 18 Project, Series 1999C:
          875    6.000%, 9/01/15 (Alternative Minimum Tax) - MBIA Insured             3/10 at 101.00         AAA            982,319
        1,260    6.000%, 9/01/16 (Alternative Minimum Tax) - MBIA Insured             3/10 at 101.00         AAA          1,407,344

        9,760   City of Tacoma, Washington, Electric System Revenue Bonds,            1/11 at 101.00         AAA         10,697,253
                 Series 2001A Refunding, 5.625%, 1/01/21 - FSA Insured

        7,725   Tobacco Settlement Authority, Washington State, Tobacco               6/13 at 100.00          A-          7,002,944
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

       11,605   State of Washington, Certificates of Participation, Washington        7/09 at 100.00         AAA         12,729,989
                 State Convention and Trade Center, Series 1999,
                 5.250%, 7/01/16 - MBIA Insured

        3,350   State of Washington, General Obligation Compound Interest               No Opt. Call         AAA          1,665,754
                 Bonds, Series 1999S-2, 0.000%, 1/01/18 - FSA Insured

                State of Washington, General Obligation Compound Interest
                Bonds, Series 1999S-3:
       17,650    0.000%, 1/01/20                                                        No Opt. Call         AA+          7,698,401
       18,470    0.000%, 1/01/21                                                        No Opt. Call         AA+          7,559,956

        4,800   Washington Public Power Supply System, Nuclear Project No. 3          7/07 at 102.00         AAA          5,263,536
                 Refunding Revenue Bonds, Series 1997-A, 5.250%, 7/01/16 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 6.0%

        3,810   City of La Crosse, Wisconsin, Industrial Development Refunding       12/08 at 102.00         AAA          4,164,825
                 Revenue Bonds, Series 1997C, Dairyland Power Cooperative
                 Project, 5.550%, 2/01/15 - AMBAC Insured

        4,180   Wisconsin Health and Educational Facilities Authority,                5/09 at 101.00           A          4,220,964
                 Revenue Bonds, Series 1999, Kenosha Hospital and Medical
                 Center, Inc. Project, 5.625%, 5/15/29

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Series 1999, FH Healthcare Development, Inc. Project:
        8,375    6.250%, 11/15/20                                                    11/09 at 101.00         N/R          8,924,146
        5,000    6.250%, 11/15/28                                                    11/09 at 101.00         N/R          5,237,200

       12,700   Wisconsin Health and Educational Facilities Authority,                8/09 at 101.00         Aaa         13,367,890
                 Revenue Bonds, Series 1999, Mercy Health System
                 Corporation, 5.500%, 8/15/25 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     912,180   Total Long-Term Investments (cost $819,996,195) - 146.2%                                                878,878,405
=============-----------------------------------------------------------------------------------------------------------------------


                                       42



    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.5%

$       3,300   Massachusetts Health and Educational Facilities Authority,                                VMIG-1        $ 3,300,000
                 Revenue Bonds, Wellesley College Variable Rate Demand
                 Obligations, Series 1999G, 1.250%, 7/01/39+
------------------------------------------------------------------------------------------------------------------------------------
$       3,300   Total Short-Term Investments (cost $3,300,000)                                                            3,300,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $823,296,195) - 146.7%                                                          882,178,405
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                     13,800,611
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.1)%                                                       (295,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $600,979,016
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       43


                            Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
                            Portfolio of
                                   INVESTMENTS April 30,2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 4.3%

$      18,500   Huntsville Health Care Authority, Alabama, Revenue Bonds,             6/11 at 101.00          A2        $19,019,295
                 Series 2001A, 5.750%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 2.8%

       12,220   City of Valdez, Alaska, Marine Terminal Revenue Bonds,                8/03 at 102.00         AA+         12,592,221
                 BP Pipelines, Inc., Series 1993, 5.850%, 8/01/25


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.6%

        2,500   City of Phoenix, Arizona, Civic Improvement Corporation Airport       7/12 at 100.00         AAA          2,579,675
                 Revenue Bonds, Series 2002B Senior Lien, 5.250%, 7/01/32
                 (Alternative Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.6%

        2,500   Arkansas Development Finance Authority, Single Family                 1/12 at 100.00         AAA          2,592,250
                 Mortgage Revenue Bonds, GNMA Mortgage-Backed Securities
                 Program, 2002 Series C, 5.400%, 1/01/34 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 8.6%

        6,000   California Educational Facilities Authority, Revenue Bonds,           6/11 at 101.00         AAA          6,325,920
                 Stanford University, Series Q, 5.250%, 12/01/32

       13,825   Department of Veterans Affairs of the State of California,            6/06 at 101.00         AAA         15,108,098
                 Home Purchase Revenue Bonds, 2001 Series A,
                 5.550%, 12/01/25 - AMBAC Insured

        5,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A-          4,431,250
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.750%, 6/01/39

        8,000   Department of Water and Power of the City of Los Angeles,             7/11 at 100.00          AA          8,143,120
                 California, Waterworks Revenue Bonds, Series 2001A
                 Refunding, 5.125%, 7/01/41

        6,000   Regional Airports Improvement Corporation, California,               12/12 at 102.00         CCC          4,020,120
                 American Airlines, Inc. Terminal 4 Project, Los Angeles
                 International Airport Facilities, Sublease Revenue Bonds,
                 Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)

          240   Yuba County Water Agency, California, Yuba River Development          9/03 at 100.00         Ba3            223,910
                 Revenue Bonds, Series A, 4.000%, 3/01/16


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.7%

        3,000   Colorado Educational and Cultural Facilities Authority, Charter       8/11 at 100.00         Ba2          3,050,310
                 School Revenue Bonds, Peak to Peak Charter School Project,
                 Created by Boulder Valley School District No. RE-2, Boulder
                 County, Colorado, 7.500%, 8/15/21

       10,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          2,142,900
                 Bonds, Series 2000A, 0.000%, 9/01/28 - MBIA Insured

        1,885   Eagle County, Colorado, Air Terminal Corporation, Airport             5/11 at 101.00         N/R          1,779,704
                 Terminal Revenue Bonds, Series 2001, 7.125%, 5/01/31
                 (Alternative Minimum Tax)

        5,000   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA          5,225,000
                 Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41 -
                 FSA Insured

                Northwest Parkway Public Highway Authority, Colorado, Senior
                Revenue Bonds, Series 2001B:
       22,000    0.000%, 6/15/28 - FSA Insured                                         6/11 at 35.65         AAA          5,037,560
       17,650    0.000%, 6/15/29 - AMBAC Insured                                       6/11 at 33.45         AAA          3,790,338


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.2%

       15,000   City of Jacksonville, Florida, Transportation Revenue Bonds,         10/11 at 100.00         AAA         15,753,750
                 Series 2001, 5.250%, 10/01/29 - MBIA Insured

        3,000   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/12 at 100.00         AAA          3,094,260
                 Miami International Airport, Series 2002, 5.375%, 10/01/32
                 (Alternative Minimum Tax) - FGIC Insured

        4,000   Miami-Dade County Health Facilities Authority, Florida,               8/11 at 101.00         AAA          4,152,440
                 Hospital Revenue Bonds, Series 2001A, Miami Children's
                 Hospital Refunding, 5.125%, 8/15/26 - AMBAC Insured


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HAWAII - 2.3%

                Honolulu City and County, Hawaii, Board of Water Supply, Water
                System Revenue Bonds, Series 2001:
$       3,000    5.250%, 7/01/26 - FSA Insured                                        7/11 at 100.00         AAA        $ 3,138,630
        6,725    5.250%, 7/01/31 - FSA Insured                                        7/11 at 100.00         AAA          7,003,146


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.8%

       15,270   City of Chicago, Illinois, General Obligation Bonds, Project          1/11 at 101.00         AAA         15,955,318
                 and Refunding Series 2001A, 5.250%, 1/01/33 - MBIA Insured

        3,710   City of Chicago, Illinois, Multifamily Housing Revenue Bonds,        12/11 at 100.00          A+          3,888,414
                 Stone Terrace Apartments Project, FHA-Insured/GNMA,
                 Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)

        1,755   City of Chicago, Illinois, Chicago O'Hare International Airport,        No Opt. Call          Ca            451,913
                 Special Facility Revenue Bonds, United Air Lines, Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)#

        4,560   City of Chicago, Illinois, Collateralized Single Family Mortgage      4/11 at 105.00         AAA          4,988,594
                 Revenue Bonds, Series 2001A, 6.250%, 10/01/32 (Alternative
                 Minimum Tax)

        3,180   Illinois Development Finance Authority, Revenue Bonds,               12/21 at 100.00         BBB          3,143,843
                 Chicago Charter School Foundation Project, Series 2002A,
                 6.250%, 12/01/32

        5,000   Illinois Development Finance Authority, Revenue Bonds,                9/11 at 100.00         AAA          5,331,500
                 Illinois Wesleyan University, Series 2001, 5.500%, 9/01/32 -
                 AMBAC Insured

        3,100   Illinois Development Finance Authority, Revenue Bonds,                5/11 at 101.00        BBB+          3,240,616
                 Midwestern University, Series 2001B, 6.000%, 5/15/31

        5,000   Illinois Health Facilities Authority, Revenue Bonds,                  2/11 at 101.00         AAA          5,139,250
                 Series 2001B, Edward Hospital Obligation Group,
                 5.250%, 2/15/34 - FSA Insured

        3,000   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa2          3,022,620
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.250%, 5/01/34

        4,980   Metropolitan Pier and Exposition Authority, Illinois,                 6/06 at 102.00         AAA          5,221,132
                 McCormick Place Expansion Project Refunding Bonds,
                 Series 1996A, 5.250%, 6/15/27 - AMBAC Insured

        5,000   Robbins, Illinois, Resource Recovery Revenue Bonds,                     No Opt. Call         N/R          2,193,750
                 Restructuring Project, Series 1999C, Guaranteed by Foster
                 Wheeler, 7.250%, 10/15/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.2%

        2,000   Indianapolis Airport Authority, Indiana, Special Facilities           7/04 at 102.00         BBB          2,126,460
                 Revenue Bonds, Series 1994 (Federal Express Corporation
                 Project), 7.100%, 1/15/17 (Alternative Minimum Tax)

        5,000   Indianapolis Airport Authority, Indiana, Special Facilities          11/05 at 102.00          CC          1,772,500
                 Revenue Bonds, Series 1995A, United Air Lines, Inc. -
                 Indianapolis Maintenance Center Project, 6.500%, 11/15/31
                 (Alternative Minimum Tax)#

        6,000   Saint Joseph County Hospital Authority, Indiana, Health               2/09 at 102.00         BBB          5,800,560
                 System Revenue Bonds, Madison Center, Inc. Project,
                 Series 1999, 5.800%, 2/15/24


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.2%

        1,000   Iowa Higher Education Loan Authority, Private College                10/12 at 100.00           A          1,043,870
                 Facility Revenue Bonds, Wartburg College Project,
                 Series 2002, 5.500%, 10/01/28 - ACA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 3.9%

       17,000   City of Wichita, Kansas, Hospital Facilities Improvement             11/11 at 101.00          A+         17,544,000
                 and Refunding Revenue Bonds, Series III 2001, Via Christi
                 Health System, Inc., 5.625%, 11/15/31


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.0%

       17,060   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00          A-         13,390,735
                 Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.2%

        3,300   Massachusetts Port Authority, Special Facilities Revenue              7/07 at 102.00         AAA          3,608,484
                 Bonds (BOSFUEL Project), Series 1997, 5.750%, 7/01/39
                 (Alternative Minimum Tax) - MBIA Insured

       15,000   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA         15,127,800
                 System Revenue Bonds, 1997 Series A (Senior),
                 5.000%, 1/01/37 - MBIA Insured


                                       45


                            Nuveen Dividend Advantage Municipal Fund 2 (NXZ) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MICHIGAN - 14.7%

                City of Detroit, Michigan, Water Supply System Revenue Senior
                Lien Bonds, 2001 Series A:
$      20,000    5.500%, 7/01/33 - FGIC Insured                                       7/11 at 101.00         AAA        $21,471,000
       15,390    5.250%, 7/01/33 (Pre-refunded to 7/01/11) - FGIC Insured             7/11 at 100.00         AAA         17,540,752
       14,610    5.250%, 7/01/33 - FGIC Insured                                       7/11 at 100.00         AAA         15,254,739

        4,000   Michigan Municipal Bond Authority, Public School Academy             10/09 at 102.00         Ba1          4,121,560
                 Revenue Bonds, Detroit Academy of Arts and Sciences,
                 Series 2001, 8.000%, 10/01/31

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds (The Detroit Medical Center Obligated Group), Series
                1993A:
        2,000    6.250%, 8/15/13                                                      8/03 at 102.00        BBB-          1,842,540
        4,000    6.500%, 8/15/18                                                      8/03 at 102.00        BBB-          3,568,720

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00        BBB-          1,522,900
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.125%, 8/15/18


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 3.3%

       14,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA         14,641,480
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/32 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 4.9%

       21,000   Health and Educational Facilities Authority of the State              6/11 at 101.00         AAA         21,741,510
                 of Missouri, Revenue Bonds, SSM Health Care, Series 2001A,
                 5.250%, 6/01/28 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.3%

        5,610   Montana Board of Housing, Single Family Program Bonds,               12/10 at 100.00         AA+          5,830,697
                 2001 Series A-2, 5.700%, 6/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 3.8%

       12,275   Director of the State of Nevada, Department of Business               1/10 at 100.00         AAA         13,015,551
                 and Industry, Las Vegas Monorail Project Revenue Bonds,
                 1st Tier Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        4,000   Henderson, Nevada, Healthcare Facility Revenue Bonds,                 7/08 at 101.00         BBB          3,777,760
                 Catholic Healthcare West, Series 1998A, 5.250%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 5.7%

       12,200   Business Finance Authority of the State of New Hampshire,            10/03 at 102.00          A3         12,366,408
                 Pollution Control Refunding Revenue Bonds, The United
                 Illuminating Company Project, 1993 Series A,
                 5.875%, 10/01/33

        8,000   New Hampshire Business Finance Authority, Pollution                  10/08 at 102.00          A3          8,206,240
                 Control Revenue Bonds, Connecticut Light and Power
                 Company, Series 1992A Refunding, Remarketed,
                 5.850%, 12/01/22

        4,575   New Hampshire Housing Finance Authority, Single Family                5/11 at 100.00         Aa2          4,782,339
                 Mortgage Acquisition Bonds, Series 2001A, 5.700%, 1/01/31
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.2%

        3,995   New Jersey Economic Development Authority, Special                   11/10 at 101.00           B          2,737,374
                 Facilities Revenue Bonds, Continental Airlines, Inc. Project,
                 Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
          425    6.750%, 6/01/39                                                      6/13 at 100.00          A-            376,656
        2,700    6.250%, 6/01/43                                                      6/13 at 100.00          A-          2,220,129


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 5.2%

                New Mexico Hospital Equipment Loan Council, Hospital Revenue
                Bonds, Presbyterian Healthcare Services, Series 2001A:
       12,000    5.500%, 8/01/25                                                      8/11 at 101.00          A+         12,318,360
       10,800    5.500%, 8/01/30                                                      8/11 at 101.00          A+         11,014,812


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 6.3%

        6,000   Long Island Power Authority, New York, Electric System                5/11 at 100.00          A-          6,172,800
                 General Revenue Bonds, 2000 Series L, 5.375%, 5/01/33

       14,500   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00          AA         14,957,620
                 Water and Sewer System Revenue Bonds, Fiscal 2001
                 Series C, 5.125%, 6/15/33


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

$       5,000   New York City Industrial Development Agency, New York,                8/12 at 101.00        Caa2        $ 1,825,050
                 Special Facility Revenue Bonds, American Airlines, Inc. -
                 John F. Kennedy International Airport Project, Series 2002B,
                 8.500%, 8/01/28 (Alternative Minimum Tax)

        4,900   Dormitory Authority of the State of New York, Mount Sinai NYU         7/10 at 101.00        Baa3          5,182,436
                 Health Obligated Group Revenue Bonds, Series 2000A,
                 6.625%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.9%

        2,950   North Carolina Capital Facilities Financing Agency, Educational       4/13 at 100.00         AAA          3,020,594
                 Facilities Revenue Bonds, Johnson and Wales University
                 Project, Series 2003A, 5.000%, 4/01/33 (DD, settling
                 5/01/03) - XLCA Insured

          830   North Carolina Eastern Municipal Power Agency, Power                  7/03 at 102.00         BBB            848,916
                 System Revenue Bonds, Refunding Series 1993,
                 6.250%, 1/01/12

        4,500   North Carolina Eastern Municipal Power Agency, Power                  1/09 at 102.00         BBB          4,781,745
                 System Revenue Bonds, Series 1999B Refunding,
                 5.600%, 1/01/15


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 1.0%

        4,455   North Dakota Housing Finance Agency, Housing Finance                  7/10 at 100.00         Aa2          4,573,236
                 Program, Home Mortgage Finance Program Bonds,
                 2001 Series A Refunding, 5.550%, 1/01/32 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.4%

        1,845   Board of Education, City School District of Columbus, Franklin        6/13 at 100.00         AAA          1,901,992
                 County, Ohio, General Obligation Bonds, Series 2003,
                 5.000%, 12/01/28 (WI, settling 5/01/03) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.5%

        2,655   Oklahoma Development Finance Authority, Hillcrest                     8/09 at 101.00          B1          2,200,358
                 Healthcare System Revenue and Refunding Bonds,
                 Series 1999A, 5.125%, 8/15/10 (DD, settling 5/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 3.9%

        8,000   Hospital Facility Authority of Clackamas County, Oregon,              5/11 at 101.00          AA          8,216,480
                 Revenue Bonds, Legacy Health System Refunding
                 Series 2001, 5.250%, 5/01/21

        9,000   State of Oregon Department of Administrative Services,                5/11 at 101.00         AAA          9,266,310
                 Certificates of Participation, 2001 Series D,  5.000%, 5/01/26 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 8.2%

        5,000   Hospital Development Authority, Allegheny County,                    11/10 at 102.00          B+          5,600,300
                 Pennsylvania, Health System Revenue Bonds, Series 2000B,
                 West Penn Allegheny Health System, 9.250%, 11/15/30

        8,000   Pennsylvania Higher Educational Facilities Authority, UPMC            1/11 at 101.00           A          8,360,320
                 Health System Revenue Bonds, Series 2001A, 6.000%, 1/15/31

                City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                Fourteenth Series:
       10,000    6.375%, 7/01/14 (Pre-refunded to 7/01/03)                            7/03 at 102.00      BBB***         10,288,500
       12,000    6.375%, 7/01/26 (Pre-refunded to 7/01/03)                            7/03 at 102.00      BBB***         12,346,200


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 1.1%

        4,820   South Dakota Housing Development Authority, Homeownership             5/09 at 102.00         AAA          5,055,553
                 Mortgage Bonds, 1997 Series E4, Remarketed, 5.450%, 5/01/18
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 22.0%

        7,500   City of Austin, Texas, Electric Utility System Revenue Bonds,        11/10 at 100.00         AAA          7,615,125
                 Series 2001 Refunding, 5.000%, 11/15/30 - FSA Insured

                Dallas-Fort Worth International Airport Public Facility
                Improvement Corporation, Texas, Airport Hotel Revenue Bonds,
                Series 2001:
       15,000    5.250%, 1/15/26 - FSA Insured                                        1/09 at 100.00         AAA         15,561,300
        1,750    5.200%, 1/15/31 - FSA Insured                                        1/09 at 100.00         AAA          1,788,133

       10,000   Gulf Coast Industrial Development Authority, Texas,                   4/12 at 100.00         Ba2          9,673,900
                 Solid Waste Disposal Revenue Bonds, Citgo Petroleum Project,
                 Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)

       40,000   Harris County-Houston Sports Authority, Texas, Senior Lien            11/30 at 54.04         AAA          4,814,400
                 Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/40 -
                 MBIA Insured


                                       47


                            Nuveen Dividend Advantage Municipal Fund 2 (NXZ) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$      30,980   Harris County-Houston Sports Authority, Texas, Junior Lien           11/11 at 100.00         AAA        $31,981,893
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                 MBIA Insured

                Hays Consolidated Independent School District, Hays County,
                Texas, General Obligation School Building Bonds, Series 2001:
       10,715    0.000%, 8/15/25                                                       8/11 at 43.18         AAA          2,978,877
       12,940    0.000%, 8/15/26                                                       8/11 at 40.60         AAA          3,372,164

                City of Houston, Texas, Hotel Occupancy Tax and Special Revenue
                Bonds, Series 2001B, Convention Project:
        5,000    0.000%, 9/01/30 - AMBAC Insured                                        No Opt. Call         AAA          1,165,150
        5,000    0.000%, 9/01/31 - AMBAC Insured                                        No Opt. Call         AAA          1,103,800

        5,000   Metro Health Facilities Development Corporation, Texas,               1/11 at 100.00          B1          4,521,200
                 Hospital Revenue Bonds, Wilson N. Jones Memorial Hospital
                 Project, Series 2001, 7.250%, 1/01/31

       10,500   State of Texas, General Obligation Bonds, Water Financial             8/11 at 100.00         Aa1         10,923,255
                 Assistance Program, Series 2001, 5.250%, 8/01/35

        2,000   Health Facilities Development Corporation, Tom Green                  5/11 at 101.00        Baa3          2,107,600
                 County, Texas, Hospital Revenue Bonds, Shannon Health
                 System Project, Series 2001, 6.750%, 5/15/21


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.9%

        4,000   Intermountain Power Agency, Utah, Power Supply Revenue ,              7/03 at 102.00       A+***          4,106,560
                 Refunding Bonds, 1993 Series A, 5.500% 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.4%

        7,250   The City of Seattle, Washington, Municipal Light and                  3/11 at 100.00         AAA          7,462,498
                 Power Improvements and Refunding Revenue Bonds,
                 Series 2001, 5.125%, 3/01/26 - FSA Insured

        7,500   Washington State Health Care Facilities Authority, Revenue           10/11 at 100.00         AAA          7,818,225
                 Bonds, Series 2001A, Providence Health System,
                 5.250%, 10/01/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.9%

        7,070   Wisconsin Housing and Economic Development Authority,                 6/11 at 100.00          AA          7,366,303
                 Home Ownership Program Bonds, 2001 Series,
                 5.750%, 3/01/32 (Alternative Minimum Tax)

        1,000   Wisconsin Health and Educational Facilities Authority,                5/12 at 100.00         N/R          1,009,800
                 Revenue Bonds, Divine Savior Healthcare, Series 2002A,
                 7.375%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     748,200   Total Long-Term Investments (cost $626,368,132) - 146.0%                                                 650,515,376
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.8%

        3,500   Indiana Educational Facilities Authority, Educational Facilities                          VMIG-1          3,500,000
                 Revenue Bonds, DePauw  Project, Series 2002, Variable Rate
                 Demand Obligations, 1.350%, 7/01/32+
------------------------------------------------------------------------------------------------------------------------------------
$       3,500   Total Short-Term Investments (cost $3,500,000)                                                            3,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $629,868,132) - 146.8%                                                          654,015,376
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                     13,524,715
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.8)%                                                       (222,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $445,540,091
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current of their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       48


                            Nuveen Dividend Advantage Municipal Fund 3 (NZF)
                            Portfolio of
                                   INVESTMENTS April 30,2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 1.0%

$       5,655   Alabama State Port Authority, Docks Facilities Revenue Bonds,        10/11 at 100.00         AAA        $ 5,772,341
                 Series 2001, 5.250%, 10/01/26 (Alternative Minimum Tax) -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.7%

        4,000   Alaska Student Loan Corporation, Student Loan Revenue Bonds,          7/08 at 100.00         AAA          4,166,680
                 1998 Series A, 5.250%, 7/01/14 (Alternative Minimum Tax) -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.9%

                Sparks Regional Medical Center, Sebastian County, Arkansas,
                Public Health Facilities Board, Hospital Revenue Improvement
                Bonds, Series 2001A:
        1,805    5.500%, 11/01/13                                                    11/11 at 101.00          A2          1,955,970
        1,900    5.500%, 11/01/14                                                    11/11 at 101.00          A2          2,041,797
        1,500    5.250%, 11/01/21                                                    11/11 at 101.00          A2          1,527,525


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 9.4%

        5,000   California Infrastructure and Economic Development Bank,              8/11 at 102.00           A          5,143,300
                 Revenue Bonds, Kaiser Hospital Assistance I-LLC,
                 Series 2001A, 5.550%, 8/01/31

       18,850   State of California, Veterans General Obligation Bonds,               6/07 at 101.00         AAA         19,391,749
                 2001 Series BZ, 5.350%, 12/01/21 (Alternative Minimum Tax) -
                 MBIA Insured

                Regional Airports Improvement Corporation, Los Angeles,
                California, Lease Revenue Refunding Bonds, LAXFUEL
                Corporation at Los Angeles International Airport, Series 2001:
       13,955    5.750%, 1/01/16 (Alternative Minimum Tax) - AMBAC Insured            1/12 at 100.00         AAA         15,368,502
        5,000    5.375%, 1/01/21 (Alternative Minimum Tax) - AMBAC Insured            1/12 at 100.00         AAA          5,192,600
        1,500    5.250%, 1/01/23 (Alternative Minimum Tax) - AMBAC Insured            1/12 at 100.00         AAA          1,532,895
       10,000    5.500%, 1/01/32 (Alternative Minimum Tax) - AMBAC Insured            1/12 at 100.00         AAA         10,252,000


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 8.3%

        2,250   Canterberry Crossing Metropolitan District II, Parker,               12/12 at 100.00         N/R          2,265,120
                 Colorado, General Obligation Limited Tax Bonds, Series 2002,
                 7.375%, 12/01/32

        1,775   Colorado Educational and Cultural Facilities Authority,               6/11 at 100.00         Ba1          1,784,461
                 Charter School Revenue Bonds, Series 2001, Frontier
                 Academy Project in Weld County, School District No. 6,
                 7.375%, 6/01/31

        3,250   Colorado Educational and Cultural Facilities Authority,               5/12 at 102.00         N/R          3,260,563
                 Charter School Revenue Bonds, Montessori Peaks Building
                 Foundation, Series 2002A, 8.000%, 5/01/32

        1,700   Colorado Educational and Cultural Facilities Authority,               3/12 at 100.00         N/R          1,687,998
                 Charter School Revenue Bonds, Belle Creek Education
                 Center, Series 2002A, 7.625%, 3/15/32

        5,060   Colorado Housing and Finance Authority, Multifamily Project          10/11 at 100.00         AAA          5,267,156
                 Bonds, Class I, 2001 Series A-1, 5.500%, 4/01/31
                 (Alternative Minimum Tax)

       10,000   City of Colorado Springs, Colorado, Utilities System                 11/07 at 100.00          AA         10,696,800
                 Improvement and Refunding Revenue Bonds, Series 1997A,
                 5.375%, 11/15/26

        2,000   City and County of Denver, Colorado, Airport System Revenue          11/11 at 100.00         AAA          2,163,340
                 Refunding Bonds, Series 2001A, 5.500%, 11/15/16
                 (Alternative Minimum Tax) - FGIC Insured

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1996A:
       19,150    5.750%, 11/15/16 - MBIA Insured                                     11/06 at 101.00         AAA         21,512,344
        1,105    5.500%, 11/15/25 - MBIA Insured                                     11/06 at 101.00         AAA          1,192,450


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 2.1%

        7,790   Connecticut Housing Finance Authority, Housing Mortgage              11/09 at 100.00         AAA          8,215,801
                 Finance Program Bonds, 2000 Series B, Subseries B-2,
                 5.850%, 5/15/31 (Alternative Minimum Tax)

        4,025   Connecticut Housing Finance Authority, Housing Mortgage               5/10 at 100.00         AAA          4,185,597
                 Finance Program Bonds, 2001 Series A, Subseries A-2,
                 5.350%, 11/15/22 (Alternative Minimum Tax)


                                       49


                            Nuveen Dividend Advantage Municipal Fund 3 (NZF) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                DELAWARE - 0.7%

$       4,000   Delaware State Housing Authority, Multifamily Mortgage                7/12 at 100.00         Aa3        $ 4,173,960
                 Revenue Bonds, Series 2001A, 5.400%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.1%

        6,000   District of Columbia, Revenue Bonds (The Catholic University         10/09 at 101.00         AAA          6,516,120
                 of America Issue), Series 1999, 5.625%, 10/01/29 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.7%

        2,000   Dade County, Florida, Water and Sewer System Revenue                 10/07 at 102.00         AAA          2,227,860
                 Bonds, Series 1997, 5.375%, 10/01/16 - FGIC Insured

                Housing Finance Authority, Orange County, Florida, Multifamily
                Housing Revenue Bonds, Oak Glen Apartments, Series 2001G:
        1,105    5.400%, 12/01/32 (Alternative Minimum Tax) - FSA Insured            12/11 at 100.00         AAA          1,147,852
        2,195    5.450%, 12/01/41 (Alternative Minimum Tax) - FSA Insured            12/11 at 100.00         AAA          2,276,347

        4,175   Pace Property Finance Authority, Inc., Florida, Utility               9/07 at 102.00         AAA          4,571,375
                 System Improvement and Refunding Revenue Bonds,
                 Series 1997, 5.250%, 9/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.3%

        5,000   City of Atlanta, Georgia, Airport General Revenue Bonds,              1/10 at 101.00         AAA          5,238,500
                 Series 2000B, 5.625%, 1/01/30 (Alternative Minimum Tax) -
                 FGIC Insured

        2,700   Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station             12/11 at 101.00         N/R          2,805,327
                 Project, Series 2001, 7.900%, 12/01/24

        3,600   Gainesville and Hall County Hospital Authority, Georgia,              5/11 at 100.00          A-          3,650,076
                 Revenue Anticipation Certificates, Northeast Georgia
                 Health System, Inc. Project, Series 2001, 5.500%, 5/15/31

        2,000   Henry County Water and Sewerage Authority, Georgia,                   2/10 at 101.00         AAA          2,204,460
                 Water and Sewerage Revenue Bonds, Series 2000,
                 5.625%, 2/01/30 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.9%

        5,125   State of Hawaii, Highway Revenue Bonds, Series 2001,                  7/11 at 100.00         AAA          5,491,694
                 5.375%, 7/01/21 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 16.7%

        3,000   City of Chicago, Illinois, General Obligation Bonds,                  1/11 at 100.00         AAA          3,185,580
                 Neighborhoods Alive 21 Program, Series 2001A,
                 5.500%, 1/01/31 - FGIC Insured

        8,375   City of Chicago, Illinois, Midway Airport Revenue Bonds,              1/11 at 101.00         AAA          8,911,419
                 Series 2001A, 5.500%, 1/01/19 (Alternative Minimum Tax) -
                 FSA Insured

        4,950   City of Chicago, Illinois, Chicago O'Hare International Airport,      1/11 at 101.00         AAA          5,087,363
                 Second Lien Passenger Facility Charge Revenue Bonds,
                 Series 2001A, 5.375%, 1/01/32 (Alternative Minimum Tax) -
                 AMBAC Insured

        1,750   City of Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998,      7/08 at 102.00         AAA          1,834,035
                 5.250%, 1/01/28 - FGIC Insured

       10,800   City of Chicago, Illinois, Sales Tax Revenue Bonds, Series 1999,      1/09 at 101.00         AAA         12,386,304
                  5.375%, 1/01/30 (Pre-refunded to 1/01/09) - FGIC Insured

                City of Chicago, Illinois, Second Lien Wastewater Transmission
                Revenue Bonds, Series 2001A:
        2,220    5.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA          2,573,513
        8,610    5.500%, 1/01/26 - AMBAC Insured                                      1/11 at 100.00         AAA          9,182,823

       10,000   City of Chicago, Illinois, Senior Lien Water Revenue Bonds,          11/11 at 100.00         AAA         10,225,900
                 Series 2001, 5.000%, 11/01/26 - AMBAC Insured

        1,000   Illinois Health Facilities Authority, Revenue Bonds,                  5/10 at 101.00          A3          1,081,850
                 Series 2000, Condell Medical Center, 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Loyola           7/11 at 100.00        Baa1         15,474,600
                 University Health System, Series 2001A, 6.125%, 7/01/31

        9,000   Illinois Health Facilities Authority, Revenue Bonds, Covenant        12/11 at 101.00        BBB+          8,715,240
                 Retirement Communities, Inc., Series 2001, 5.875%, 12/01/31

        2,000   Metropolitan Pier and Exposition Authority, Illinois,                   No Opt. Call         AAA          2,293,580
                 McCormick Place Expansion Project Refunding Bonds,
                 Series 1998A, 5.500%, 6/15/29 - FGIC Insured


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$      16,900   Metropolitan Pier and Exposition Authority, Illinois,                12/09 at 101.00         AAA        $17,726,241
                 McCormick Place Expansion Project Bonds, Series 1999A,
                 5.250%, 12/15/28 - FGIC Insured

        4,000   Robbins, Illinois, Resource Recovery Revenue Bonds,                     No Opt. Call         N/R          1,755,000
                 Restructuring Project, Series 1999C, Guaranteed by
                 Foster Wheeler, 7.250%, 10/15/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.9%

                Clark-Pleasant Community School Building Corporation,
                Indiana, First Mortgage Bonds, Series 2001:
        1,255    5.000%, 7/15/21 - AMBAC Insured                                      1/12 at 100.00         AAA          1,306,606
        1,000    5.000%, 1/15/26 - AMBAC Insured                                      1/12 at 100.00         AAA          1,022,960

                Evansville Vanderburgh Public Library Leasing Corporation,
                Indiana, First Mortgage Bonds, Series 2001:
        2,000    5.750%, 7/15/18 - MBIA Insured                                       7/12 at 100.00         AAA          2,217,080
        2,750    5.125%, 1/15/24 - MBIA Insured                                       1/12 at 100.00         AAA          2,815,753

        3,490   City of Gary, Indiana, Mortgage Revenue Bonds, Windsor               11/11 at 102.00         AAA          3,580,461
                 Square Project, GNMA/FHA, Series 2001A, 5.375%, 10/20/41
                 (Alternative Minimum Tax)

        1,250   Hamilton Southeastern Cumberland Campus School Building               1/12 at 100.00         AAA          1,301,663
                 Corporation, Indiana, First Mortgage Bonds, Series 2001,
                 5.125%, 1/15/23 - AMBAC Insured

        9,500   Indiana Educational Facilities Authority, Educational Facilities      2/11 at 100.00         AAA         10,105,720
                 Revenue Bonds, Series 2001, Butler University Project,
                 5.500%, 2/01/26 - MBIA Insured

        3,000   Indianapolis Airport Authority, Indiana, Specialty Facility          11/05 at 102.00          CC          1,063,500
                 Revenue Bonds, Series 1995A, United Air Lines, Inc. -
                 Indianapolis Maintenance Center Project, 6.500%, 11/15/31
                 (Alternative Minimum Tax)#

        3,500   University of Southern Indiana, Student Fee Bonds,                   10/11 at 100.00         Aaa          3,640,070
                 Series 2001H, 5.000%, 10/01/21 - AMBAC Insured

                Wayne County Jail Holding Corporation, Indiana, First
                Mortgage Bonds, Series 2001:
        1,150    5.625%, 7/15/18 - AMBAC Insured                                      1/13 at 101.00         AAA          1,304,399
        1,090    5.500%, 7/15/22 - AMBAC Insured                                      1/13 at 101.00         AAA          1,195,959


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 4.4%

        2,000   Iowa Finance Authority, Healthcare Facilities Revenue Bonds,          5/11 at 100.00         AAA          2,049,360
                 Great River Medical Center, Series 2001, 5.250%, 5/15/31 -
                 FSA Insured

                Tobacco Settlement Authority, Iowa, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
       28,000    5.300%, 6/01/25                                                      6/11 at 101.00          A-         21,686,280
        3,950    5.600%, 6/01/35                                                      6/11 at 101.00          A-          2,992,007


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 3.2%

       18,500   Louisville and Jefferson County Metropolitan Sewer District,         11/11 at 101.00         AAA         19,344,710
                 Kentucky, Sewer and Drainage System Revenue Bonds,
                 2001 Series A, 5.125%, 5/15/27 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.6%

       19,890   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00          A-         15,612,059
                 Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39

        6,000   Parish of West Feliciana, State of Louisiana, Remarketed              5/03 at 102.00         BB+          6,166,260
                 Pollution Control Revenue Bonds, Gulf States Utilities
                 Company Project, Series 1985-A, 7.500%, 5/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.4%

                Maine State Housing Authority, Mortgage Purchase Bonds,
                2001 Series B:
        4,610    5.400%, 11/15/21 (Alternative Minimum Tax)                          11/10 at 100.00         AA+          4,806,294
        3,750    5.500%, 11/15/32 (Alternative Minimum Tax)                          11/10 at 100.00         AA+          3,890,362


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.3%

                Community Development Administration, Department of Housing and
                Community Development, State of Maryland, Multifamily Housing
                Revenue Bonds, Insured Mortgage Loan, 2001 Series B:
        1,175    5.250%, 5/15/21 (Alternative Minimum Tax)                            5/11 at 100.00         Aa3
        1,585    5.250%, 7/01/21 (Alternative Minimum Tax)                            7/11 at 100.00         Aa2          1,651,110

       10,600   Maryland Energy Financing Administration, Limited Obligation          9/05 at 102.00         N/R         10,842,740
                 Cogeneration Revenue Bonds, AES Warrior Run Project,
                 Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)


                                       51


                            Nuveen Dividend Advantage Municipal Fund 3 (NZF) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 1.0%

$       5,000   Massachusetts Port Authority, Special Facilities Revenue              1/11 at 101.00         AAA        $ 5,269,050
                 Bonds, Delta Air Lines, Inc. Project, Series 2001A,
                 5.500%, 1/01/18 (Alternative Minimum Tax) -
                 AMBAC Insured

          930   Massachusetts Housing Finance Agency, Single Family                   6/09 at 100.00         AAA            965,982
                 Housing Revenue Bonds, Series 71, 5.650%, 6/01/31
                 (Alternative Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 8.2%

       15,000   School District of the City of Detroit, Wayne County,                   No Opt. Call         AAA         18,362,100
                 Michigan, School Building and Site Improvement Bonds,
                 Unlimited Tax General Obligation, Series 2001A,
                 6.000%, 5/01/29 - FSA Insured

       11,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/11 at 101.00          AA         11,307,010
                 Spectrum Health, Series 2001A, 5.500%, 1/15/31

                Michigan State Hospital Finance Authority, Hospital Revenue
                Refunding Bonds, Sparrow Obligated Group, Series 2001:
        1,400    5.500%, 11/15/21                                                    11/11 at 101.00          A1          1,452,038
        2,500    5.625%, 11/15/31                                                    11/11 at 101.00          A1          2,557,350

       12,640   City of Royal Oak, Michigan, Hospital Finance Authority,             11/11 at 100.00         AAA         13,021,096
                 Hospital Revenue Bonds, William Beaumont Hospital,
                 Series 2001M, 5.250%, 11/15/31 - MBIA Insured

        2,395   Ypsilanti Community Utilities Authority, County of                    5/11 at 100.00         AAA          2,459,090
                 Washtenaw, State of Michigan, Sanitary Sewer System No. 3
                 Bonds, Charter Township of Ypsilanti, 5.100%, 5/01/31 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.4%

        2,400   Community Development Agency of Dakota County, Minnesota,            10/11 at 105.00         Aaa          2,652,144
                 Multifamily Housing Revenue Bonds, Rose Apartments
                 Project, Series 2001, 6.350%, 10/20/37 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.4%

        2,155   Mississippi Business Finance Corporation, Retirement Facility         5/09 at 103.00         AAA          2,235,188
                 Revenue Refunding Bonds, Series 1999A, GNMA
                 Collateralized Aldersgate Retirement Community, Inc.
                 Project, 5.450%, 5/20/34


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.6%

        2,000   Fenton, Missouri, Tax Increment Bonds, Gravois Bluffs Project,       10/12 at 100.00         N/R          2,002,700
                 Series 2002 Refunding and Improvement, 6.125%, 10/01/21

                Missouri Development Finance Board, Cultural Facilities Revenue
                Bonds, The Nelson Gallery Foundation, Series 2001A:
        3,335    5.250%, 12/01/19 - MBIA Insured                                     12/11 at 100.00         AAA          3,598,832
        3,510    5.250%, 12/01/20 - MBIA Insured                                     12/11 at 100.00         AAA          3,764,089
        3,695    5.250%, 12/01/21 - MBIA Insured                                     12/11 at 100.00         AAA          3,943,304
        2,040    5.250%, 12/01/22 - MBIA Insured                                     12/11 at 100.00         AAA          2,166,541


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.8%

        5,000   Montana State Board of Investments, Exempt Facility                   7/10 at 101.00         Ba3          4,760,300
                 Revenue Bonds, Series 2000, Stillwater Mining Company
                 Project, 8.000%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.5%

                Nebraska Investment Finance Authority, Single Family
                Housing Revenue Bonds, 2001 Series D:
        3,680    5.250%, 9/01/21 (Alternative Minimum Tax)                            9/11 at 100.00         AAA          3,802,654
        4,980    5.375%, 9/01/32 (Alternative Minimum Tax)                            9/11 at 100.00         AAA          5,126,213


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 7.3%

       35,000   Clark County, Nevada, General Obligation Limited Tax Bond             7/10 at 100.00         AAA         38,012,800
                 Bank Bonds, Series 2000, 5.500%, 7/01/30 - MBIA Insured

        1,620   Nevada Housing Division, Single Family Mortgage Bonds,                4/08 at 101.50         Aaa          1,675,825
                 1998 Senior Series A-1, 5.300%, 4/01/18 (Alternative
                 Minimum Tax)

        4,290   University of Nevada, University Revenue Bonds, Community             1/12 at 100.00         AAA          4,488,799
                 College System Project, Series 2001A, 5.250%, 7/01/26 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.4%

        2,000   New Hampshire Health and Education Authority, Hospital               10/11 at 101.00         Aaa          2,148,920
                 Revenue Bonds, Concord Hospital Issue, Series 2001,
                 5.500%, 10/01/21 - FSA Insured


                                       52




    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW JERSEY - 2.5%

$      10,000   New Jersey Economic Development Authority, Water Facilities          11/12 at 101.00         AAA        $10,288,800
                 Revenue Bonds, New Jersey-American Water Company
                 Project, Series 2002A, 5.250%, 11/01/32 (Alternative
                 Minimum Tax) - AMBAC Insured

        4,125   New Jersey Transit Corporation, Federal Transit                         No Opt. Call         AAA          4,770,521
                 Administration Grants, Certificates of Participation,
                 Series 2002A, 5.500%, 9/15/13 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 5.0%

        1,780   Village of East Rochester Housing Authority, New York,               10/11 at 101.00         AAA          1,868,591
                 Revenue Bonds, GNMA Security - Gates Senior Housing,
                 Inc. Project, Series 2001, 5.300%, 4/20/31

        5,350   Metropolitan Transportation Authority, New York, Dedicated           11/11 at 100.00         AAA          5,486,318
                 Tax Fund Bonds, Series 2001A, 5.000%, 11/15/31 - FGIC Insured

        4,155   Monroe County Airport Authority, New York, Greater Rochester            No Opt. Call         AAA          4,734,872
                 International Airport Revenue Refunding Bonds, Series 1999,
                 5.750%, 1/01/13 (Alternative Minimum Tax) - MBIA Insured

        2,500   The City of New York, New York, General Obligation Bonds,             8/12 at 100.00         AAA          2,771,650
                 Fiscal 2002 Series G, 5.625%, 8/01/20 - MBIA Insured

                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds, Fiscal 2001 Series A:
        8,210    5.500%, 6/15/33 - MBIA Insured                                       6/10 at 101.00         AAA          8,968,111
        5,710    5.500%, 6/15/33 - FGIC Insured                                       6/10 at 101.00         AAA          6,237,261


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.4%

        8,185   Ohio Housing Finance Agency, Residential Mortgage Revenue             3/08 at 101.50         AAA          8,444,628
                 Bonds, 1998 Series A1, 5.300%, 9/01/19 (Alternative
                 Minimum Tax) - FSA Insured

        8,000   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R          7,993,360
                 Revenue Bonds, Bay Shore Power Project, Convertible
                 Series 1998B, 6.625%, 9/01/20 (Alternative Minimum Tax)

                Portage County, Ohio, General Obligation Bonds, Series 2001:
        1,870    5.000%, 12/01/21 - FGIC Insured                                     12/11 at 100.00         AAA          1,959,667
        1,775    5.000%, 12/01/23 - FGIC Insured                                     12/11 at 100.00         AAA          1,843,320


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.1%

        1,000   Oklahoma Development Finance Authority, Hillcrest Healthcare          8/09 at 101.00          B1            828,760
                 System Revenue and Refunding Bonds, Series 1999A,
                 5.125%, 8/15/10


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.5%

        4,700   Oregon Health, Housing, Educational and Cultural Facilities          11/11 at 101.00         AAA          4,954,129
                 Authority, Revenue Bonds, Peacehealth Issue, Series 2001,
                 5.250%, 11/15/21 - AMBAC Insured

       10,000   State of Oregon, Housing and Community Services Department,           7/10 at 100.00         Aa2         10,357,300
                 Multifamily Housing Revenue Bonds, Series 2000A,
                 6.050%, 7/01/42 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.9%

                Hospital Development Authority, Allegheny County, Pennsylvania,
                Health System Revenue Bonds, Series 2000B, West Penn Allegheny
                Health System:
        2,000    9.250%, 11/15/22                                                    11/10 at 102.00          B+          2,262,520
        2,000    9.250%, 11/15/30                                                    11/10 at 102.00          B+          2,240,120

        3,500   Pennsylvania Economic Development Finance Authority,                  1/04 at 102.00        BBB-          3,505,845
                 Resource Recovery Revenue Bonds, Senior Series 1994A
                 (Northampton Generating Project), 6.600%, 1/01/19
                 (Alternative Minimum Tax)

        3,205   The School District of Philadelphia, Pennsylvania, General            8/12 at 100.00         AAA          3,634,758
                 Obligation Bonds, Series 2002B, 5.625%, 8/01/16 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.6%

        2,185   Greenville County, South Carolina, Special Source Revenue             4/11 at 101.00         AAA          2,388,008
                 Bonds, Series 2001 Road Improvement Project,
                 5.500%, 4/01/21 - AMBAC Insured

        6,850   South Carolina Transportation Infrastructure Bank, Revenue           10/11 at 100.00         Aaa          7,442,868
                 Bonds, Series 2001A, 5.500%, 10/01/22 - AMBAC Insured


                                       53


                            Nuveen Dividend Advantage Municipal Fund 3 (NZF) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TENNESSEE - 1.9%

$       5,210   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/11 at 100.00         AAA        $ 5,681,557
                 Revenue Bonds, Series 2001A, 5.500%, 3/01/14 (Alternative
                 Minimum Tax) - FSA Insured

        3,220   Tennessee Housing Development Agency, Homeownership                   1/09 at 101.00          AA          3,314,636
                 Program Bonds, Issue 1998-2, 5.350% 7/01/23 (Alternative
                 Minimum Tax)

        2,480   Tennessee Housing Development Agency, Homeownership                   7/11 at 100.00          AA          2,551,275
                 Program Bonds, Issue 2001-3A, 5.200%, 7/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 18.0%

        1,000   Brushy Creek Municipal Utility District, Williamson County,           6/09 at 100.00         Aaa          1,022,600
                 Texas, Combination Unlimited Tax and Revenue and Refunding
                 Bonds, Series 2001, 5.125%, 6/01/26 - FSA Insured

        3,850   Cities of Dallas and Fort Worth, Texas, Dallas-Ft. Worth             11/11 at 100.00         AAA          4,012,047
                 International Airport, Joint Revenue Refunding and
                 Improvement Bonds, Series 2001A, 5.500%, 11/01/35
                 (Alternative Minimum Tax) - FGIC Insured

                City of Frisco, Texas, Counties of Collins and Denton, General
                Obligation Bonds, Series 2001:
        1,910    5.000%, 2/15/20 - FGIC Insured                                       2/11 at 100.00         AAA          1,994,384
        2,005    5.000%, 2/15/21 - FGIC Insured                                       2/11 at 100.00         AAA          2,082,834

        4,040   Harris County, Texas, Tax and Revenue Certificates of                 8/11 at 100.00         AA+          4,136,920
                 Obligation, Series 2001, 5.000%, 8/15/27

        7,000   City of Houston, Texas, Airport System Subordinate Lien               7/08 at 101.00         AAA          7,388,710
                 Revenue Bonds, Series 1998B, 5.250%, 7/01/14 (Alternative
                 Minimum Tax) - FGIC Insured

                City of Houston, Texas, Airport System Subordinate Lien Revenue
                Bonds, Series 2001A Refunding:
        2,525    5.500%, 7/01/13 (Alternative Minimum Tax) - FGIC Insured             1/12 at 100.00         AAA          2,766,112
        2,905    5.500%, 7/01/14 (Alternative Minimum Tax) - FGIC Insured             1/12 at 100.00         AAA          3,171,359

        6,000   City of Houston, Texas, Water and Sewer System Junior Lien              No Opt. Call         AAA          6,808,260
                 Revenue Bonds, Series 2001B Refunding, 5.500%, 12/01/29 -
                 MBIA Insured

                Health Facilities Development Corporation, Jefferson County,
                Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of
                Southeast Texas, Series 2001:
        8,500    5.400%, 8/15/31 - AMBAC Insured                                      8/11 at 100.00         AAA          8,840,680
        8,500    5.500%, 8/15/41 - AMBAC Insured                                      8/11 at 100.00         AAA          8,892,360

       10,700   Laredo Independent School District, Webb County, Texas,               8/11 at 100.00         AAA         10,942,462
                 General Obligation Bonds, Series 2001 Refunding,
                 5.000%, 8/01/25

        2,500   Matagorda County Navigation District Number One, Texas,                 No Opt. Call         AAA          2,576,575
                 Collateralized Revenue Refunding Bonds (Houston Lighting &
                 Power Company Project), Series 1997, 5.125%, 11/01/28
                 (Alternative Minimum Tax) - AMBAC Insured

        1,540   Medina Valley Independent School District, Medina County,             2/11 at 100.00         Aaa          1,606,359
                 Texas, General Obligation Bonds, Series 2001,
                 5.250%, 2/15/26

        5,430   Mineral Wells Independent School District, Pale Pinto and             2/08 at 100.00         Aaa          5,470,128
                 Parker Counties, Texas, Unlimited School Tax Building
                 and Refunding Bonds, Series 1998, 4.750%, 2/15/22

        3,000   North Central Texas Health Facilities Development                     2/08 at 102.00         AAA          3,099,630
                 Corporation, Revenue Bonds, Series 1997B, Texas Health
                 Resources System, 5.375%, 2/15/26 - MBIA Insured

        3,045   Port of Houston Authority, Harris County, Texas, Unlimited           10/11 at 100.00         AAA          3,286,194
                 Tax General Obligation Port Improvement Bonds, Series 2001B,
                 5.500%, 10/01/17 (Alternative Minimum Tax) - FGIC Insured

       13,260   Texas Department of Housing and Community Affairs,                    7/11 at 100.00         AAA         13,622,661
                 Residential Mortgage Revenue Bonds, Series 2001A,
                 5.350%, 7/01/33 (Alternative Minimum Tax)

       15,600   Texas Water Development Board, State Revolving Fund, Senior           1/07 at 100.00         AAA         16,657,836
                 Lien Revenue Bonds, Series 1996B, 5.125%, 7/15/18


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.2%

                Utah Housing Corporation, Single Family Mortgage Bonds,
                2001 Series E:
        2,460    5.200%, 1/01/18 (Alternative Minimum Tax)                            7/11 at 100.00         AA-          2,563,320
          875    5.500%, 1/01/23 (Alternative Minimum Tax)                            7/11 at 100.00         Aa2            896,026

                Utah Housing Corporation, Single Family Mortgage Bonds,
                2001 Series F1:
        2,965    4.950%, 7/01/18 (Alternative Minimum Tax)                            7/11 at 100.00         Aa2          3,036,842
          730    5.300%, 7/01/23 (Alternative Minimum Tax)                            7/11 at 100.00         AA-            748,768


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                VIRGINIA - 1.3%

$       7,500   Virginia Housing Development Authority, Commonwealth                  7/11 at 100.00         AAA        $ 7,863,975
                 Mortgage Bonds, 2001 Series J, Subseries J-1,
                 5.200%, 7/01/19 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 16.3%

                Housing Authority of the City of Bellingham, Washington, Revenue
                Bonds, Varsity Village Project, Series 2001A:
        1,000    5.500%, 12/01/27 - MBIA Insured                                     12/11 at 100.00         Aaa          1,057,170
        2,000    5.600%, 12/01/36 - MBIA Insured                                     12/11 at 100.00         Aaa          2,118,780

        2,090   Public Utility District No. 1 of Benton County, Washington,          11/11 at 100.00         AAA          2,365,734
                 Electric Revenue Refunding Bonds, Series 2001A,
                 5.625%, 11/01/15 - FSA Insured

        1,500   Public Utility District No. 1 of Grays Harbor County, Washington,     1/11 at 100.00         AAA          1,560,735
                 Electric Revenue Bonds, Series 2001, 5.125%, 1/01/22 -
                 AMBAC Insured

        2,475   Public Utility District No. 1 of Klickitat County, Washington,       12/11 at 100.00         AAA          2,527,742
                 Electric Revenue Bonds, Series 2001B, 5.000%, 12/01/26 -
                 AMBAC Insured

       12,955   Port of Seattle, Washington, Passenger Facility Charge Revenue       12/08 at 101.00         AAA         13,622,053
                 Bonds, Series 1998B, 5.300%, 12/01/16 (Alternative
                 Minimum Tax) - AMBAC Insured

                Port of Seattle, Washington, Revenue Bonds, Series 2001B:
        2,535    5.625%, 4/01/18 (Alternative Minimum Tax) - FGIC Insured            10/11 at 100.00         AAA          2,733,668
       16,000    5.100%, 4/01/24 (Alternative Minimum Tax) - FGIC Insured            10/08 at 100.00         AAA         16,167,520

        5,680   The City of Seattle, Washington, Municipal Light and Power            3/11 at 100.00         AAA          6,217,953
                 Improvements and Refunding Revenue Bonds, Series 2001,
                 5.500%, 3/01/18 - FSA Insured

        4,530   The City of Tacoma, Washington, Solid Waste Utility Revenue          12/11 at 100.00         AAA          4,797,723
                 Bonds, Series 2001 Refunding, 5.250%, 12/01/21 -
                 AMBAC Insured

        2,250   State of Washington, Certificates of Participation, Washington        7/09 at 100.00         AAA          2,486,790
                 State Convention and Trade Center, Series 1999,
                 5.250%, 7/01/14 - MBIA Insured

                Washington State Health Care Facilities Authority, Revenue
                Bonds, Series 2001, Group Health Cooperative of Puget Sound:
        3,005    5.375%, 12/01/17 - AMBAC Insured                                    12/11 at 101.00         AAA          3,254,505
        2,915    5.375%, 12/01/18 - AMBAC Insured                                    12/11 at 101.00         AAA          3,136,394

        3,720   Washington State Health Care Facilities Authority, Revenue           10/11 at 100.00         Aaa          3,974,113
                 Bonds, Children's Hospital and Regional Medical Center,
                 Series 2001, 5.375%, 10/01/18 - AMBAC Insured

                Washington State Health Care Facilities Authority, Revenue
                Bonds, Series 2001, Good Samaritan Hospital:
        5,480    5.500%, 10/01/21 - RAAI Insured                                     10/11 at 101.00          AA          5,774,112
       25,435    5.625%, 10/01/31 - RAAI Insured                                     10/11 at 101.00          AA         26,743,376


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 5.3%

                City of Appleton, Wisconsin, Waterworks Revenue Refunding
                Bonds, Series 2001:
        3,705    5.375%, 1/01/20 - FGIC Insured                                       1/12 at 100.00         Aaa          4,002,993
        1,850    5.000%, 1/01/21 - FGIC Insured                                       1/12 at 100.00         Aaa          1,927,145

        1,735   Evansville Community School District, Dane, Green and                 4/11 at 100.00         AAA          1,887,385
                 Rock Counties, Wisconsin, General Obligation Refunding
                 Bonds, Series 2001, 5.500%, 4/01/20 - FGIC Insured

       12,250   City of La Crosse, Wisconsin, Pollution Control Refunding            12/08 at 102.00         AAA         13,390,843
                 Revenue Bonds, Series 1997B, Dairyland Power Cooperative
                 Project, 5.550%, 2/01/15 - AMBAC Insured

          420   Wisconsin Housing and Economic Development Authority,                10/09 at 100.00         AA-            434,998
                 Home Ownership Revenue Bonds, 1999 Series,
                 5.750%, 4/01/30 (Alternative Minimum Tax)

        3,180   State of Wisconsin, Clean Water Revenue Bonds,                        6/09 at 100.00         AA+          3,562,233
                 1999 Series 1, 5.500%, 6/01/17

        4,000   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 101.00          A+          4,020,360
                 Bonds, Series 2001, Froedert & Community Health Obligated
                 Group, 5.375%, 10/01/30

        2,500   Wisconsin Health and Educational Facilities Authority, Revenue        2/12 at 100.00        BBB+          2,545,000
                 Bonds, Marshfield Clinic, Series 2001B, 6.000%, 2/15/25
------------------------------------------------------------------------------------------------------------------------------------
$     868,450   Total Long-Term Investments (cost $872,273,993) - 149.2%                                                899,227,653
=============-----------------------------------------------------------------------------------------------------------------------


                                       55


                            Nuveen Dividend Advantage Municipal Fund 3 (NZF) (continued)
                                   Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.5%

$       3,000   University of Toledo, Ohio, General Receipts Variable Rate                                VMIG-1        $ 3,000,000
                 Demand Bonds, Series 2002, 1.400%, 6/01/32 - FGIC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       3,000   Total Short-Term Investments (cost $3,000,000)                                                            3,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $875,273,993) - 149.7%                                                          902,227,653
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                     12,520,612
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.8)%                                                       (312,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $602,748,265
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current of their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       56


                            Statement of
                                 ASSETS AND LIABILITIES April 30, 2003 (Unaudited)

                                  PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND          DIVIDEND          DIVIDEND
                                         PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE       ADVANTAGE 2       ADVANTAGE 3
                                        (NPP)            (NMA)            (NMO)            (NAD)             (NXZ)             (NZF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost
  $1,295,855,632, $946,742,457,
  $996,154,901, $823,296,195,
  $629,868,132 and
  $875,273,993)                $1,395,172,698   $1,011,278,549   $1,048,867,510     $882,178,405      $654,015,376     $902,227,653
Receivables:
  Interest                         22,689,838       19,627,698       18,496,738       15,587,269        11,882,747       15,646,856
  Investments sold                  2,402,205        8,348,665          380,000           95,000        13,265,093          110,000
Other assets                           45,579           29,400           29,836           27,203             3,838            3,405
------------------------------------------------------------------------------------------------------------------------------------
     Total assets               1,420,310,320    1,039,284,312    1,067,774,084      897,887,877       679,167,054      917,987,914
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                        113,363        3,614,100        3,259,718        1,488,215         4,230,985          517,009
Payable for investments purchased     527,332          508,472               --               --         7,074,657        2,229,398
Accrued expenses:
  Management fees                     712,107          524,792          537,542          236,732           178,752          241,705
  Organization and offering costs          --               --               --               --                --            3,709
  Other                               346,628          249,145          259,567          165,302           128,323          193,920
Preferred share dividends payable      58,688           38,994           24,004           18,612            14,246           53,908
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities              1,758,118        4,935,503        4,080,831        1,908,861        11,626,963        3,239,649
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at
   liquidation value           $  479,000,000   $  358,000,000   $  380,000,000     $295,000,000      $222,000,000     $312,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares            $  939,552,202   $  676,348,809   $  683,693,253     $600,979,016      $445,540,091     $602,748,265
====================================================================================================================================
Common shares outstanding          59,914,073       42,980,333       45,540,872       39,227,847        29,282,000       40,310,119
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets applicable
   to Common shares, divided by
   Common shares outstanding)  $        15.68   $        15.74   $        15.01     $      15.32      $      15.22     $      14.95
====================================================================================================================================
NET ASSETS APPLICABLE TO
   COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par
   value per share             $      599,141   $      429,803   $      455,409     $    392,278      $    292,820     $    403,101
Paid-in surplus                   836,304,463      600,296,194      635,361,720      557,356,422       416,101,191      572,748,338
Undistributed net investment
   income                          10,656,439        9,195,906        6,378,602        6,542,543         5,140,003        3,878,307
Accumulated net realized gain
  (loss) from investment
  transactions                     (7,324,907)       1,890,814      (11,215,087)     (22,194,437)         (141,167)      (1,235,141)
Net unrealized appreciation
   of investments                  99,317,066       64,536,092       52,712,609       58,882,210        24,147,244       26,953,660
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares               $  939,552,202   $  676,348,809   $  683,693,253     $600,979,016      $445,540,091     $602,748,265
====================================================================================================================================
Authorized shares:
   Common                         200,000,000      200,000,000      200,000,000        Unlimited         Unlimited        Unlimited
   Preferred                        1,000,000        1,000,000        1,000,000        Unlimited         Unlimited        Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                   Statement of
                                        OPERATIONS Six Months Ended April 30, 2003 (Unaudited)
                                  PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND          DIVIDEND          DIVIDEND
                                         PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE       ADVANTAGE 2       ADVANTAGE 3
                                        (NPP)            (NMA)            (NMO)            (NAD)             (NXZ)             (NZF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                 $37,558,897      $28,731,794       $27,916,060     $24,191,353       $18,645,716      $23,694,684
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                     4,293,379        3,163,837         3,246,432       2,741,558         2,064,500        2,797,170
Preferred shares - auction fees       613,627          443,821           471,096         380,577           275,220          386,795
Preferred shares - dividend
   disbursing agent fees               24,795           24,795            19,836          14,876            14,876           14,876
Shareholders' servicing agent fees
   and expenses                       129,456           76,225            87,885          13,961             6,111            7,739
Custodian's fees and expenses         150,173          120,723           115,607          97,618            74,157          101,238
Directors'/Trustees' fees and expenses  8,623            6,747             7,309           5,086             4,170            6,617
Professional fees                      23,526           16,208            39,674         534,876            20,720           19,524
Shareholders' reports - printing and
   mailing expenses                    60,499           33,794            49,815          39,893            21,219           38,360
Stock exchange listing fees            11,634            8,451             8,933           7,998             2,123            2,925
Investor relations expense             92,337           67,154            71,341          56,640            40,811           54,859
Other expenses                         34,149           30,493            33,144          21,576            17,053           22,142
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement 5,442,198        3,992,248         4,151,072       3,914,659         2,540,960        3,452,245
   Custodian fee credit               (11,699)         (10,330)          (14,527)         (9,438)           (8,342)         (11,229)
   Expense reimbursement                   --               --                --      (1,316,238)         (984,618)      (1,343,477)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                        5,430,499        3,981,918         4,136,545       2,588,983         1,548,000        2,097,539
------------------------------------------------------------------------------------------------------------------------------------
Net investment income              32,128,398       24,749,876        23,779,515      21,602,370        17,097,716       21,597,145
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS
Net realized gain (loss)
   from investments                (7,324,602)       1,942,395        (9,597,597)     (4,628,305)         (140,742)         283,149
Change in net unrealized
   appreciation
   (depreciation) of investments   25,578,807       14,193,538        27,942,086      18,700,525         8,533,008       13,744,399
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments          18,254,205       16,135,933        18,344,489      14,072,220         8,392,266       14,027,548
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income         (2,388,045)      (1,730,616)       (1,940,109)     (1,479,750)       (1,136,350)      (1,627,053)
From accumulated net
   realized gains
   from investments                  (139,879)        (242,543)               --              --           (28,710)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Preferred shareholders       (2,527,924)      (1,973,159)       (1,940,109)     (1,479,750)       (1,165,060)      (1,627,053)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations         $47,854,679      $38,912,650       $40,183,895     $34,194,840       $24,324,922      $33,997,640
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       58

                                   Statement of
                                         CHANGES IN NET ASSETS (Unaudited)
                                    PERFORMANCE PLUS (NPP)            MUNICIPAL ADVANTAGE (NMA)         MARKET OPPORTUNITY (NMO)
                              ---------------------------------  ---------------------------------- --------------------------------
                              SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED     YEAR ENDED
                                       4/30/03         10/31/02           4/30/03          10/31/02          4/30/03       10/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 32,128,398     $ 65,273,913      $ 24,749,876      $ 49,642,569     $ 23,779,515   $ 50,666,010
Net realized gain (loss)
   from investments                 (7,324,602)       1,658,527         1,942,395         3,175,745       (9,597,597)    (1,622,794)
Change in net unrealized
   appreciation
   (depreciation)
   of investments                   25,578,807      (15,059,549)       14,193,538       (13,241,244)      27,942,086    (30,326,455)
Distributions to Preferred
shareholders:
   From net investment income       (2,388,045)      (5,916,338)       (1,730,616)       (4,136,412)      (1,940,109)    (4,944,432)
   From accumulated net realized
     gains from investments           (139,879)        (720,966)         (242,543)       (1,143,082)              --       (289,119)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations           47,854,679       45,235,587        38,912,650        34,297,576       40,183,895     13,483,210
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (28,162,757)     (53,683,146)      (21,849,700)      (40,570,160)     (21,404,211)   (41,601,362)
From accumulated net realized
   gains from investments           (1,515,794)      (2,612,288)       (2,984,339)       (4,129,879)              --       (992,816)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (29,678,551)     (56,295,434)      (24,834,039)      (44,700,039)     (21,404,211)   (42,594,178)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                         --               --                --                --               --             --
Preferred shares offering costs            400         (501,535)               --                --               --             --
Other                                       --               --                --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions         400         (501,535)               --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares      18,176,528      (11,561,382)       14,078,611       (10,402,463)      18,779,684    (29,110,968)
Net assets applicable to Common
   shares at the beginning
   of period                       921,375,674      932,937,056       662,270,198       672,672,661      664,913,569    694,024,537
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period    $939,552,202     $921,375,674      $676,348,809      $662,270,198     $683,693,253   $664,913,569
====================================================================================================================================
Undistributed net investment
   income at the
   end of period                  $ 10,656,439     $  9,074,385      $  9,195,906      $  8,026,346     $  6,378,602   $  5,943,407
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       59

                                   Statement of
                                       CHANGES IN NET ASSETS (Unaudited) (continued)
                                   DIVIDEND ADVANTAGE (NAD)          DIVIDEND ADVANTAGE 2 (NXZ)        DIVIDEND ADVANTAGE 3 (NZF)
                              ---------------------------------  ---------------------------------- --------------------------------
                              SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                       4/30/03         10/31/02           4/30/03          10/31/02          4/30/03        10/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 21,602,370     $ 44,433,341      $ 17,097,716      $ 33,702,642     $ 21,597,145   $ 41,656,411
Net realized gain (loss)
   from investments                 (4,628,305)         140,122          (140,742)          301,752          283,149     (1,471,054)
Change in net unrealized
   appreciation
   (depreciation) of investments    18,700,525         (107,226)        8,533,008        (9,579,398)      13,744,399      7,512,570
Distributions to Preferred
shareholders:
   From net investment income       (1,479,750)      (3,979,694)       (1,136,350)       (3,000,574)      (1,627,053)    (4,027,379)
   From accumulated net realized
     gains from investments                 --               --           (28,710)          (64,965)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                  34,194,840       40,486,543        24,324,922        21,359,457       33,997,640      43,670,548
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (19,260,872)     (36,722,714)      (14,421,387)      (26,749,093)     (18,462,036)   (36,520,445)
From accumulated net realized
   gains from investments                   --               --          (272,342)         (298,687)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (19,260,872)     (36,722,714)      (14,693,729)      (27,047,780)     (18,462,036)   (36,520,445)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                         --        1,192,197                --                --               --         43,936
Preferred shares offering costs             --               --                --           286,674              (31)    (3,494,972)
Other                                       --               --             2,137                --          413,733             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions          --        1,192,197             2,137           286,674          413,702     (3,451,036)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets
   applicable to Common shares      14,933,968        4,956,026         9,633,330        (5,401,649)      15,949,306      3,699,067
Net assets applicable to Common
   shares at the beginning
   of period                       586,045,048      581,089,022       435,906,761       441,308,410      586,798,959    583,099,892
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period    $600,979,016     $586,045,048      $445,540,091      $435,906,761     $602,748,265   $586,798,959
====================================================================================================================================
Undistributed net investment
   income at
   the end of period              $  6,542,543     $  5,680,795      $  5,140,003      $  3,600,024     $  3,878,307   $  2,370,251
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                   Notes to
                                         FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The National Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Performance Plus Municipal Fund, Inc. (NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO), Nuveen Dividend Advantage Municipal Fund (NAD), Nuveen Dividend Advantage Municipal Fund 2 (NXZ) and Nuveen Dividend Advantage Municipal Fund 3 (NZF). Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the New York Stock Exchange while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2003, Dividend Advantage 2 (NXZ) had outstanding when-issued and delayed delivery purchase commitments of $7,074,657. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

                               Notes to
                                   FINANCIAL STATEMENTS (Unaudited) (continued)



Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                       4,000        3,000         4,000        4,000        3,000           --
   Series T                       4,000        3,000         4,000        4,000        3,000           --
   Series W                       4,000        3,000         3,200           --           --        4,160
   Series TH                      3,160        2,320            --        3,800           --        4,160
   Series F                       4,000        3,000         4,000           --        2,880        4,160
---------------------------------------------------------------------------------------------------------
Total                            19,160       14,320        15,200       11,800        8,880       12,480
=========================================================================================================

Effective April 5, 2002, Performance Plus (NPP)issued 1,400 Series TH $25,000 stated value Preferred shares.

Effective November 16, 2001, Dividend Advantage 3 (NZF) issued 4,160 Series W, 4,160 Series TH and 4,160 Series F $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2003.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Costs incurred by Performance Plus (NPP) and Dividend Advantage 3 (NZF) in connection with their offerings of Preferred shares ($501,135 and $3,495,003, respectively) were recorded as a reduction to paid-in surplus.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                                             MUNICIPAL                      MARKET
                         PERFORMANCE PLUS (NPP)           ADVANTAGE (NMA)              OPPORTUNITY (NMO)
                         ----------------------        --------------------         ------------------------
                         SIX MONTHS       YEAR         SIX MONTHS      YEAR         SIX MONTHS       YEAR
                              ENDED      ENDED              ENDED     ENDED              ENDED      ENDED
                            4/30/03   10/31/02            4/30/03  10/31/02            4/30/03   10/31/02
------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of
   distributions                 --         --                 --        --                 --         --
============================================================================================================
Preferred shares sold            --      1,400                 --        --                 --         --
============================================================================================================

                       DIVIDEND ADVANTAGE (NAD)     DIVIDEND ADVANTAGE 2 (NXZ)    DIVIDEND ADVANTAGE 3 (NZF)
                       ------------------------     --------------------------    --------------------------
                         SIX MONTHS       YEAR         SIX MONTHS      YEAR         SIX MONTHS       YEAR
                              ENDED      ENDED              ENDED     ENDED              ENDED      ENDED
                            4/30/03   10/31/02            4/30/03  10/31/02            4/30/03   10/31/02
------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions --     80,089                 --        --                 --      3,119
============================================================================================================
Preferred shares sold            --         --                 --        --                 --     12,480
============================================================================================================

                               Notes to
                                   FINANCIAL STATEMENTS (Unaudited) (continued)



3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the six months ended April 30, 2003, were as follows:

                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Purchases                   $84,450,649  $28,553,582   $68,067,949  $24,877,514  $19,168,531  $21,285,411
Sales and maturities         71,462,945   42,313,319    71,188,012   31,565,093   24,150,203   16,871,020
=========================================================================================================


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At April 30, 2003, the cost of investments were as follows:

                            PERFORMANCE     MUNICIPAL        MARKET     DIVIDEND      DIVIDEND     DIVIDEND
                                   PLUS     ADVANTAGE   OPPORTUNITY    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)         (NMA)         (NMO)        (NAD)         (NXZ)        (NZF)
-----------------------------------------------------------------------------------------------------------
Cost of Investments      $1,294,970,480  $946,213,741  $995,571,169 $822,779,237  $629,692,386 $875,246,141
===========================================================================================================


Gross unrealized appreciation and gross unrealized depreciation on investments at April 30, 2003, were as follows:

                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation            $116,460,923  $86,275,985   $90,306,867  $75,124,399  $38,195,557  $38,933,598
   Depreciation             (16,258,705) (21,211,177)  (37,010,526) (15,725,231) (13,872,567) (11,952,086)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   on investments          $100,202,218  $65,064,808   $53,296,341  $59,399,168  $24,322,990  $26,981,512
=========================================================================================================

The tax components of undistributed net investment income and net realized gains at October 31, 2002, the Funds' last fiscal year end, were as follows:

                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Undistributed net
   tax-exempt income        $12,918,958  $10,930,739    $8,966,521   $8,335,162   $5,813,198   $5,437,544
Undistributed net
   ordinary income *              3,425      179,625        35,363       44,650      185,573           --
Undistributed net long-term
   capital gains              1,655,369    3,225,301            --           --      115,054           --
=========================================================================================================

The tax character of distributions paid during the fiscal year ended October 31, 2002, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income        $59,286,613  $44,278,184   $46,362,835  $40,491,284  $29,610,711  $37,463,976
Distributions from net
   ordinary income *            256,881    1,271,708            --           --      363,652           --
Distributions from net
   long-term
   capital gains              3,076,373    4,070,716     1,281,935           --           --           --
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2002, the Fund's last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                         MARKET     DIVIDEND     DIVIDEND
                                                                    OPPORTUNITY    ADVANTAGE  ADVANTAGE 3
                                                                          (NMO)        (NAD)        (NZF)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2007                                                              $       --  $ 2,980,482   $       --
   2008                                                                      --   14,462,547           --
   2009                                                                      --           --       47,239
   2010                                                               1,622,794           --    1,471,054
---------------------------------------------------------------------------------------------------------
Total                                                                $1,622,794  $17,443,029   $1,518,293
=========================================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under Performance Plus' (NPP), Municipal Advantage's (NMA) and Market Opportunity's (NMO) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

                      Notes to
                          FINANCIAL STATEMENTS (Unaudited) (continued)



Under Dividend Advantage's (NAD), Dividend Advantage 2's (NXZ) and Dividend Advantage 3's (NZF) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================


For the first ten years of Dividend Advantage's (NAD) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
JULY 31,                                       JULY 31,
--------------------------------------------------------------------------------
1999*                     .30%                      2005                    .25%
2000                      .30                       2006                    .20
2001                      .30                       2007                    .15
2002                      .30                       2008                    .10
2003                      .30                       2009                    .05
2004                      .30
================================================================================

*  From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage (NAD) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of Dividend Advantage 2's (NXZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2001*                 .30%                          2007                    .25%
2002                  .30                           2008                    .20
2003                  .30                           2009                    .15
2004                  .30                           2010                    .10
2005                  .30                           2011                    .05
2006                  .30
================================================================================

*  From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 2 (NXZ) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Dividend Advantage 3's (NZF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                  SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                     .30%                      2007                    .25%
2002                      .30                       2008                    .20
2003                      .30                       2009                    .15
2004                      .30                       2010                    .10
2005                      .30                       2011                    .05
2006                      .30
================================================================================

*  From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 3 (NZF) for any portion of its fees and expenses beyond September 30, 2011.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

6. INVESTMENT COMPOSITION

At April 30, 2003, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
----------------------------------------------------------------------------------------------------------
Consumer Staples                      5%           4%           5%           4%           3%           4%
Education and Civic Organizations     4           --            5            5            4            5
Energy                               --            1           --           --            3           --
Healthcare                            9           16           11           16           22           16
Housing/Multifamily                   6            3            1            1            1            4
Housing/Single Family                 8           13            1            5            8            9
Long-Term Care                        1            2           --            3            1            1
Tax Obligation/General               15            9           22           15            5            9
Tax Obligation/Limited               13            9           16           12           15           13
Transportation                        8           10           17           13           13           17
U.S. Guaranteed                      14           13            9           11            7            1
Utilities                            11           14            7           11            7            8
Water and Sewer                       6            5            5            3           11           12
Other                                --            1            1            1           --            1
----------------------------------------------------------------------------------------------------------
                                    100%         100%         100%         100%         100%         100%
==========================================================================================================

Certain investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (61% for Performance Plus (NPP), 54% for Municipal Advantage (NMA), 54% for Market Opportunity (NMO), 62% for Dividend Advantage (NAD), 52% for Dividend Advantage 2 (NXZ) and 67% for Dividend Advantage 3 (NZF)).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                          Notes to
                              FINANCIAL STATEMENTS (Unaudited) (continued)



7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 2, 2003, to shareholders of record on May 15, 2003, as follows:

                            PERFORMANCE    MUNICIPAL        MARKET     DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0795       $.0860        $.0790       $.0820       $.0845       $.0780
=========================================================================================================

                          Financial
                                HIGHLIGHTS (Unaudited)


                          Financial
                                HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                            Investment Operations                           Less Distributions
                                     ---------------------------------------------------------------- ------------------------------

                                                                 Distributions  Distributions
                                                                      from Net           from                Net
                          Beginning                        Net      Investment        Capital         Investment   Capital
                             Common                  Realized/       Income to       Gains to          Income to  Gains to
                              Share         Net     Unrealized       Preferred      Preferred             Common    Common
                          Net Asset  Investment     Investment          Share-         Share-             Share-    Share-
                              Value      Income    Gain (Loss)         holders+       holders+  Total    holders   holders    Total
====================================================================================================================================
PERFORMANCE PLUS (NPP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                      $15.38       $ .54          $ .30          $(.04)           $--    $ .80     $ (.47)    $(.03)  $ (.50)
2002                          15.57        1.09           (.22)          (.10)          (.01)     .76       (.90)     (.04)    (.94)
2001                          14.36        1.10           1.17           (.23)            --     2.04       (.83)       --     (.83)
2000                          13.69        1.12            .69           (.29)            --     1.52       (.84)       --     (.84)
1999                          15.43        1.12          (1.73)          (.21)            --     (.82)      (.91)     (.01)    (.92)
1998                          15.22        1.19            .20           (.23)            --     1.16       (.95)       --     (.95)

MUNICIPAL ADVANTAGE (NMA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                       15.41         .58            .38           (.04)          (.01)     .91       (.51)     (.07)    (.58)
2002                          15.65        1.15           (.22)          (.10)          (.03)     .80       (.94)     (.10)   (1.04)
2001                          14.61        1.16           1.10           (.24)          (.03)    1.99       (.87)     (.08)    (.95)
2000                          13.98        1.24            .63           (.33)            --     1.54       (.91)       --     (.91)
1999                          15.85        1.24          (1.85)          (.24)            --     (.85)     (1.00)       --    (1.00)
1998                          15.68        1.24            .17           (.24)            --     1.17      (1.00)       --    (1.00)

MARKET OPPORTUNITY (NMO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                       14.60         .52            .40           (.04)            --      .88       (.47)       --     (.47)
2002                          15.24        1.11           (.70)          (.11)          (.01)     .29       (.91)     (.02)    (.93)
2001                          14.45        1.16            .80           (.26)          (.01)    1.69       (.87)     (.03)    (.90)
2000                          14.11        1.24            .38           (.34)            --     1.28       (.94)       --     (.94)
1999                          15.96        1.26          (1.83)          (.24)            --     (.81)     (1.01)     (.01)   (1.02)
1998                          15.85        1.25            .15           (.24)          (.01)    1.15      (1.01)     (.03)   (1.04)

DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                       14.94         .55            .36           (.04)            --      .87       (.49)       --     (.49)
2002                          14.84        1.13            .01           (.10)            --     1.04       (.94)       --     (.94)
2001                          13.59        1.16           1.21           (.24)            --     2.13       (.88)       --     (.88)
2000                          12.78        1.15            .84           (.31)            --     1.68       (.86)       --     (.86)
1999(a)                       14.33         .39          (1.47)          (.07)            --    (1.15)      (.30)       --     (.30)

DIVIDEND ADVANTAGE 2 (NXZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                       14.89         .58            .29           (.04)            --      .83       (.49)     (.01)    (.50)
2002                          15.07        1.15           (.32)          (.10)            --      .73       (.91)     (.01)    (.92)
2001(b)                       14.33         .52            .88           (.09)            --     1.31       (.45)       --     (.45)

DIVIDEND ADVANTAGE 3 (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                       14.56         .54            .34           (.04)            --      .84       (.46)       --     (.46)
2002                          14.47        1.03            .16           (.10)            --     1.09       (.91)       --     (.91)
2001(c)                       14.33         .03            .14             --             --      .17         --        --      --
====================================================================================================================================

                                                                          Total Returns
                                                                     -----------------------
                                Offering                                             Based
                               Costs and       Ending                                   on
                               Preferred       Common                 Based         Common
                                   Share        Share     Ending         on      Share Net
                            Underwriting    Net Asset     Market     Market          Asset
                               Discounts        Value      Value      Value**        Value**
============================================================================================
PERFORMANCE PLUS (NPP)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                              $--       $15.68   $14.8200       7.40%          5.26%
2002                                (.01)       15.38    14.2800       4.51           5.03
2001                                  --        15.57    14.5800      26.96          14.51
2000                                (.01)       14.36    12.1875        .90          11.47
1999                                  --        13.69    12.9375     (10.76)         (5.63)
1998                                  --        15.43    15.4375       9.48           7.87

MUNICIPAL ADVANTAGE (NMA)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                               --        15.74    15.3200       8.63           5.99
2002                                  --        15.41    14.6600       5.89           5.39
2001                                  --        15.65    14.8500      23.35          13.97
2000                                  --        14.61    12.8750       1.46          11.48
1999                                (.02)       13.98    13.6250      (8.16)         (5.83)
1998                                  --        15.85    15.8125       5.58           7.65

MARKET OPPORTUNITY (NMO)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                               --        15.01    14.4200       8.04           6.12
2002                                  --        14.60    13.8000        .49           2.03
2001                                  --        15.24    14.6500      20.03          11.93
2000                                  --        14.45    13.0000       2.97           9.41
1999                                (.02)       14.11    13.5625      (9.18)         (5.49)
1998                                  --        15.96    15.9375       5.40           7.45

DIVIDEND ADVANTAGE (NAD)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                               --        15.32    15.0800       7.50           5.93
2002                                  --        14.94    14.5000       2.01           7.26
2001                                  --        14.84    15.1400      27.35          16.03
2000                                (.01)       13.59    12.6250       (.79)         13.61
1999(a)                             (.10)       12.78    13.6250      (7.29)         (8.83)

DIVIDEND ADVANTAGE 2 (NXZ)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                               --        15.22    14.7400       9.73           5.67
2002                                 .01        14.89    13.9100       (.81)          5.16
2001(b)                             (.12)       15.07    14.9600       2.75           8.39

DIVIDEND ADVANTAGE 3 (NZF)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                              .01        14.95    14.0800       7.58           5.91
2002                                (.09)       14.56    13.5300      (4.26)          7.20
2001(c)                             (.03)       14.47    15.0700        .47            .98
============================================================================================

                                                                   Ratios/Supplemental Data
                               -------------------------------------------------------------------------------------------------
                                                 Before Credit/Reimbursement        After Credit/Reimbursement***
                                                 ---------------------------       ------------------------------
                                                                Ratio of Net                        Ratio of Net
                                                   Ratio of       Investment         Ratio of         Investment
                                    Ending         Expenses        Income to         Expenses          Income to
                                       Net       to Average          Average       to Average            Average
                                    Assets       Net Assets       Net Assets       Net Assets         Net Assets
                                Applicable       Applicable       Applicable       Applicable         Applicable      Portfolio
                                 to Common        to Common        to Common        to Common          to Common       Turnover
                               Shares (000)          Shares++         Shares++         Shares++           Shares++         Rate
================================================================================================================================
PERFORMANCE PLUS (NPP)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                           $939,552             1.19%*           7.00%*           1.18%*             7.00%*            5%
2002                               921,376             1.18             7.11             1.17               7.12             11
2001                               932,937             1.15             7.29             1.14               7.30             14
2000                               860,556             1.17             8.09             1.16               8.10             25
1999                               820,432             1.15             7.48             1.12               7.51             30
1998                               922,187             1.11             7.74             1.11               7.74             23

MUNICIPAL ADVANTAGE (NMA)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                            676,349             1.21*            7.49*            1.20*              7.49*             3
2002                               662,270             1.22             7.55             1.22               7.55             17
2001                               672,673             1.23             7.60             1.22               7.61             18
2000                               628,099             1.23             8.77             1.23               8.77             39
1999                               600,923             1.16             8.12             1.16               8.12             29
1998                               675,410             1.12             7.84             1.12               7.84              8

MARKET OPPORTUNITY (NMO)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                            683,693             1.25*            7.13*            1.24*              7.13*             7
2002                               664,914             1.24             7.50             1.24               7.51             13
2001                               694,025             1.23             7.73             1.23               7.74             11
2000                               658,070             1.25             8.76             1.23               8.77             52
1999                               642,643             1.15             8.18             1.14               8.19             31
1998                               721,207             1.09             7.88             1.09               7.88             13

DIVIDEND ADVANTAGE (NAD)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                            600,979             1.34*            6.93*             .88*              7.38*             3
2002                               586,045             1.25             7.24              .80               7.70              7
2001                               581,089             1.26             7.56              .78               8.04             12
2000                               531,571             1.22             8.34              .73               8.83             37
1999(a)                            499,783             1.06*            6.10*             .58*              6.58*            16

DIVIDEND ADVANTAGE 2 (NXZ)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                            445,540             1.16*            7.38*             .71*              7.84*             3
2002                               435,907             1.17             7.32              .70               7.79              9
2001(b)                            441,308             1.13*            5.56*             .63*              6.06*             5

DIVIDEND ADVANTAGE 3 (NZF)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(d)                            602,748             1.18*            6.90*             .72*              7.37*             2
2002                               586,799             1.17             6.78              .70               7.25              7
2001(c)                            583,100              .72*            2.05*             .42*              2.36*             1
================================================================================================================================

                                  Preferred Shares at End of Period
                             ------------------------------------------
                               Aggregate    Liquidation
                                  Amount     and Market           Asset
                             Outstanding          Value        Coverage
                                    (000)     Per Share       Per Share
=======================================================================
PERFORMANCE PLUS (NPP)
-----------------------------------------------------------------------
Year Ended 10/31:
2003(d)                         $479,000        $25,000         $74,037
2002                             479,000         25,000          73,089
2001                             444,000         25,000          77,530
2000                             444,000         25,000          73,455
1999                             400,000         25,000          76,277
1998                             400,000         25,000          82,637

MUNICIPAL ADVANTAGE (NMA)
-----------------------------------------------------------------------
Year Ended 10/31:
2003(d)                          358,000         25,000          72,231
2002                             358,000         25,000          71,248
2001                             358,000         25,000          71,974
2000                             358,000         25,000          68,862
1999                             358,000         25,000          66,964
1998                             300,000         25,000          81,284

MARKET OPPORTUNITY (NMO)
-----------------------------------------------------------------------
Year Ended 10/31:
2003(d)                          380,000         25,000          69,980
2002                             380,000         25,000          68,744
2001                             380,000         25,000          70,660
2000                             380,000         25,000          68,294
1999                             380,000         25,000          67,279
1998                             300,000         25,000          85,101

DIVIDEND ADVANTAGE (NAD)
-----------------------------------------------------------------------
Year Ended 10/31:
2003(d)                          295,000         25,000          75,930
2002                             295,000         25,000          74,665
2001                             295,000         25,000          74,245
2000                             295,000         25,000          70,048
1999(a)                          295,000         25,000          67,354

DIVIDEND ADVANTAGE 2 (NXZ)
-----------------------------------------------------------------------
Year Ended 10/31:
2003(d)                          222,000         25,000          75,173
2002                             222,000         25,000          74,089
2001(b)                          222,000         25,000          74,697

DIVIDEND ADVANTAGE 3 (NZF)
-----------------------------------------------------------------------
Year Ended 10/31:
2003(d)                          312,000         25,000          73,297
2002                             312,000         25,000          72,019
2001(c)                               --             --              --
=======================================================================

*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares, where applicable.
(a)  For the period May 26, 1999 (commencement of operations) through October
     31, 1999.
(b)  For the period March 28, 2001 (commencement of operations) through October
     31, 2001.
(c)  For the period September 25, 2001 (commencement of operations) through
     October 31, 2001.
(d)  For the six months ended April 30, 2003.

                                 See accompanying notes to financial statements.

                                  70-71 SPREAD


                Build Your Wealth
                       AUTOMATICALLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                         Fund
                           INFORMATION

BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



POLICY CHANGE

On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.


GLOSSARY OF TERMS USED IN THIS REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                         Serving Investors
                                   FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.



Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com


                                                                     ESA-B-0403D

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date July 8, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date July 8, 2003
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date July 8, 2003
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.